                              CLOSING DOCUMENTS

                              STOKELY USA, INC.
                $65,000,000 SECURED REVOLVING CREDIT FACILITY

                                 MAY 22, 1995

        A. Secured Credit Agreement among Stokely USA, Inc. (the "Borrower"), Harris Trust and Savings Bank (individually "Harris") and as agent (the "Agent"), Mercantile Bank of St. Louis National Association
("Mercantile"), Sanwa Business Credit Corporation ("SBCC") and General Electric Capital Corporation ("GECC").

        B. Secured Revolving Credit Note of the Borrower payable to the order of Harris payable in the principal amount of $20,000,000.

        C. Secured Revolving Credit Note of the Borrower payable to the order of Mercantile in the principal amount of $5,000,000.

        D. Secured Revolving Credit Note of the Borrower payable to the order of SBCC in the principal amount of $12,500,000.

        E. Secured Revolving Credit Note of the Borrower payable to the order of GECC in the principal amount of $27,500,000.

        F. Security Agreement Re: Accounts Receivable and Inventory from the Borrower to the Agent.

        G.      Trademark Collateral Agreement from the Borrower to the Agent.

        H.      License Agreement from D&K Frozen Foods, Inc. to the Agent.

        I.      License Agreement from ANC Express, Inc. to the Agent.

        J.      License Agreement from Oconomowoc Canning Company, Inc. to the
Agent.

        K.      Pre-filing lien searches.

        L.      UCC Financing Statements.

        M.      Post-filing lien searches.

        N.      Pay-off letter from the Existing Lenders.

        O. Indemnity Agreement among the Borrower, the Agent and Shawmut Capital Corporation.

        P.      Lien releases from the existing lenders.

        Q. Partial lien releases from the Nationwide Life Insurance Company, the State of Wisconsin Investment Board (collectively the "Senior Noteholders") and the Banks (or a collateral agent or trustee on their behalf).

        R. Certificate of the Secretary of the Borrower as to (a) the Borrower's Articles of Incorporation, (b) the Borrower's By-Laws, (c) incumbency of officers, and (d) resolutions of its Board of Directors.

        S.      Opinion of Counsel to the Borrower.

        T.      Good Standing Certificates for the Borrower.

        U.      Evidence of Insurance with Loss Payable Endorsement.

        V.      Compliance Certificate.

        W.      Borrowing Base Certificate.

===============================================================================





                           SECURED CREDIT AGREEMENT

                                    AMONG

                              STOKELY USA, INC.

                                     AND

                        HARRIS TRUST AND SAVINGS BANK
                          Individually and as Agent

                                     AND



              MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION
                      SANWA BUSINESS CREDIT CORPORATION
                     GENERAL ELECTRIC CAPITAL CORPORATION
                                  as Lenders

                           Dated as of May 22, 1995





===============================================================================

                              TABLE OF CONTENTS
                              STOKELY USA, INC.
                           SECURED CREDIT AGREEMENT

SECTION                 DESCRIPTION                                      PAGE

SECTION 1.      THE CREDIT ................................................1

  Section 1.1.    The Revolving Credit.....................................1
  Section 1.2.    The Notes................................................3
  Section 1.3.    Interest Rates...........................................3
  Section 1.4.    Conversion and Continuation of Loans.....................4
  Section 1.5.    Manner of Borrowing and Rate Selection...................5
  Section 1.6.    Letters of Credit........................................6
  Section 1.7.    Reimbursement Obligation.................................7
  Section 1.8.    Participation in L/Cs....................................7
  Section 1.9.    Capital Adequacy.........................................8
  Section 1.10    Collateral...............................................8

SECTION 2.      FEES, PREPAYMENTS AND TERMINATIONS.........................9

  Section 2.1.    Commitment Fee...........................................9
  Section 2.2.    Agent's Fee..............................................9
  Section 2.3.    Optional Prepayments.....................................9
  Section 2.4.    Mandatory Prepayments; Borrowing Base....................9
  Section 2.5.    Closing Fee..............................................9
  Section 2.6.    Collateral Collections..................................10
  Section 2.7.    Terminations............................................10

SECTION 3.      PLACE AND APPLICATION OF PAYMENTS.........................10

SECTION 4.      DEFINITIONS...............................................11

  Section 4.1.    Certain Terms Defined...................................11
  Section 4.2.    Accounting Terms........................................21


SECTION 5.      REPRESENTATIONS AND WARRANTIES............................21

  Section 5.1.    Organization and Qualification..........................21
  Section 5.2.    Subsidiaries............................................22
  Section 5.3.    Financial Reports.......................................22
  Section 5.4.    Litigation; Tax Returns; Approvals......................23
  Section 5.5.    Regulation U............................................23
  Section 5.6.    No Default..............................................23
  Section 5.7.    ERISA...................................................23
  Section 5.8.    Security Interests and Debt.............................23
  Section 5.9.    Accurate Information....................................23

  Section 5.10.   Corporate Authority and Validity of Obligations.........24
  Section 5.11.   Compliance with Laws....................................24
  Section 5.12.   Restrictive Agreements..................................24
  Section 5.13.   No Default under Other Agreements.......................24
  Section 5.14.   Status under Certain Laws...............................25
  Section 5.15.   Federal Food Security Act...............................25

SECTION 6.      CONDITIONS PRECEDENT......................................25

  Section 6.1.    General.................................................25
  Section 6.2.    Initial Extension of Credit.............................25
  Section 6.3.    Each Extension of Credit................................27
  Section 6.4.    Legal Matters...........................................27
  Section 6.5.    Documents...............................................27
  Section 6.6.    Lien Searches...........................................27

SECTION 7.      COVENANTS.................................................28

  Section 7.1.    Maintenance.............................................28
  Section 7.2.    Taxes...................................................28
  Section 7.3.    Maintenance of Insurance................................28
  Section 7.4.    Financial Reports.......................................28
  Section 7.5.    Inspection and Reviews..................................30
  Section 7.6.    Consolidation and Merger................................30
  Section 7.7.    Transactions with Affiliates............................30
  Section 7.8.    Leverage Ratio..........................................30
  Section 7.9.    Tangible Net Worth......................................31
  Section 7.10.   Minimum Net Working Capital.............................31
  Section 7.11.   Capital Expenditures....................................31
  Section 7.12.   Dividends and Certain Other Restricted Payments.........31
  Section 7.13.   Liens...................................................31
  Section 7.14.   Borrowings and Guaranties...............................33
  Section 7.15.   Investments, Loans, Advances and Acquisitions...........33
  Section 7.16.   Sale of Property........................................34
  Section 7.17.   Notice of Suit, Adverse Change in Business or Default...35
  Section 7.18.   ERISA...................................................35
  Section 7.19.   Use of Loan Proceeds....................................35
  Section 7.20.   Conduct of Business and Maintenance of Existence........35
  Section 7.21.   Compliance with Laws, etc. .............................35
  Section 7.22.   Environmental Covenant..................................36
  Section 7.23.   New Subsidiaries........................................36
  Section 7.24.   Sale and Leasebacks.....................................36
  Section 7.25.   Seasonal Clean-Up.......................................37
  Section 7.26.   Subsidiary Assets and Operations........................37
  Section 7.27.   Compliance with Federal Food Security Act...............37
  Section 7.28.   Additional Trademark Collateral.........................37

SECTION 8.      EVENTS OF DEFAULT AND REMEDIES............................37

  Section 8.1.    Definitions.............................................37
  Section 8.2.    Remedies for Non-Bankruptcy Defaults....................39
  Section 8.3.    Remedies for Bankruptcy Defaults........................39
  Section 8.4.    L/Cs....................................................39

SECTION 9.      CHANGE IN CIRCUMSTANCES REGARDING EURODOLLAR LOANS........40

  Section 9.1.    Change of Law...........................................40
  Section 9.2.    Unavailability of Deposits or Inability to Ascertain
                  the Adjusted Eurodollar Rate............................40
  Section 9.3.    Taxes and Increased Costs...............................40
  Section 9.4.    Funding Indemnity.......................................41
  Section 9.5.    Lending Branch..........................................42
  Section 9.6.    Discretion of Bank as to Manner of Funding..............42

SECTION 10.     THE AGENT.................................................42

  Section 10.1.   Appointment and Powers..................................42
  Section 10.2.   Powers..................................................42
  Section 10.3.   General Immunity........................................43
  Section 10.4.   No Responsibility for Loans, Recitals, etc..............43
  Section 10.5.   Right to Indemnity......................................43
  Section 10.6.   Action Upon Instructions of Banks.......................43
  Section 10.7.   Employment of Agents and Counsel........................43
  Section 10.8.   Reliance on Documents; Counsel..........................44
  Section 10.9.   May Treat Payee as Owner................................44
  Section 10.10.  Agent's Reimbursement...................................44
  Section 10.11.  Rights as a Lender......................................44
  Section 10.12.  Bank Credit Decision....................................44
  Section 10.13.  Resignation of Agent....................................44
  Section 10.14.  Removal of Agent........................................45
  Section 10.15.  Duration of Agency......................................45
  Section 10.16.  Certain Notices.........................................45

SECTION 11.     MISCELLANEOUS.............................................45

  Section 11.1.   Amendments and Waivers..................................45
  Section 11.2.   Waiver of Rights........................................46
  Section 11.3.   Several Obligations.....................................46
  Section 11.4.   Non-Business Day........................................47
  Section 11.5.   Survival of Indemnities.................................47
  Section 11.6.   Documentary Taxes.......................................47
  Section 11.7.   Survival of Representations.............................47
  Section 11.8.   Notices.................................................47
  Section 11.9.   Costs and Expenses; Indemnity...........................47

  Section 11.10.  Counterparts............................................48
  Section 11.11.  Successors and Assigns..................................48
  Section 11.12.  No Joint Venture........................................48
  Section 11.13.  Severability............................................48
  Section 11.14.  Table of Contents and Headings..........................48
  Section 11.15.  Participants and Note Assignors.........................48
  Section 11.16.  Assignment of Commitments by Bank.......................49
  Section 11.17.  Sharing of Payments.....................................50
  Section 11.18.  Entire Agreement........................................50
  Section 11.19.  Governing Law...........................................50
  Section 11.20.  Submission to Jurisdiction; Waiver of Jury Trial........50

Signature Page............................................................51

Exhibit A       Secured Revolving Credit Note
Exhibit B       Form of Legal Opinion
Exhibit C       Compliance Certificate
Exhibit D       Borrowing Base Certificate
Exhibit E       Application and Agreement for Standby Letter of Credit
Schedule 5.2    Subsidiaries
Schedule 5.4    Litigation
Schedule 5.15   Farm Product Purchases and Registrations
Schedule 7.13   Liens

                              STOKELY USA, INC.

                           SECURED CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

Mercantile Bank of St. Louis
 National Association
St. Louis, Missouri

Sanwa Business Credit Corporation
Chicago, Illinois

General Electric Capital Corporation
Chicago, Illinois


Ladies and Gentlemen:

        The undersigned, STOKELY USA, INC., a Wisconsin corporation (the "Company"), applies to you for your several commitment, subject to all the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, to make a revolving credit (the "Revolving Credit") available to the Company, all as more fully hereinafter set forth. Each of you (and your respective successors and assigns) is hereinafter referred to individually as "Bank" and collectively as "Banks." Harris Trust and Savings Bank in its individual capacity is sometimes referred to herein as "Harris", and in its capacity as Agent for the Banks is hereinafter in such capacity called the "Agent."

SECTION 1.      THE CREDIT.

        Section 1.1. The Revolving Credit. (a) Subject to all of the terms and conditions hereof, the Banks agree, severally and not jointly, to extend a Revolving Credit to the Company which may be utilized by the Company in the form of loans (individually a "Revolving Credit Loan" and collectively the "Revolving Credit Loans"), and L/Cs (as hereinafter defined). The aggregate principal amount of all Revolving Credit Loans under the Revolving Credit plus the amount available for drawing under all L/Cs and the aggregate principal amount of all unpaid Reimbursement Obligations (as hereinafter defined) at any time outstanding shall not exceed the lesser of (i) the sum of the Banks' Revolving Credit Commitments (as hereinafter defined) in effect from time to time during the term of this Agreement (as hereinafter defined) or (ii) the Borrowing Base. The Revolving Credit shall be available to the Company, and may be availed of by the Company from time to time, be repaid (subject to the restrictions on prepayment set forth herein) and used again, during the period from the date hereof to and including July 31, 1998 (the "Termination Date").

        (b) At any time not earlier than August 31, 1997, nor later than December 31, 1997, (the "Extension Request Date"), the Company may request that the Banks extend the then scheduled Termination Date to the date one year from such Termination Date. If such request is made by the Company each Bank shall inform the Agent of its willingness to extend the Termination Date no later than 30 days after the Banks receive such request. The Banks shall have the right in their sole discretion to determine whether to grant any requested extension of the Termination Date. Any Bank's failure to respond by such date shall indicate its unwillingness to agree to such requested extension, and all Banks must approve any requested extension. At any time more than 30 days after such Extension Request Date the Banks may propose, by written notice to the Company, an extension of this Agreement to such later date on such terms and conditions as the Banks may then require. If the extension of this Agreement to such later date is acceptable to the Company on the terms and conditions proposed by the Banks, the Company shall notify the Banks of its acceptance of such terms and conditions no later than 30 days after the date of the Banks' written notice to the Company, and such later date will become the Termination Date hereunder and this Agreement shall otherwise be amended in the manner described in the Banks' notice proposing the extension of this Agreement upon the Agent's receipt of (i) an amendment to this Agreement signed by the Company and all of the Banks, (ii) resolutions of the Company's Board of Directors authorizing such extension and (iii) an opinion of counsel to the Company equivalent in form and substance to the form of opinion attached hereto as Exhibit B and otherwise acceptable to the Banks.

        (c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "Revolving Credit Commitments" and individually, a "Revolving Credit Commitment"):

        Harris Trust and Savings Bank           $20,000,000     30.76923076%

        Mercantile Bank of St. Louis
         National Association                   $ 5,000,000      7.69230769%

        Sanwa Business Credit Corporation       $12,500,000     19.23076923%

        General Electric Capital Corporation    $27,500,000     42.30769230%
                                                -----------
                Total                           $65,000,000             100%

        (d) Loans under the Revolving Credit may be Eurodollar Loans or Domestic Rate Loans. All Loans under the Revolving Credit shall be made from each Bank in proportion to its respective Revolving Credit Commitment as above set forth. Each Domestic Rate Loan shall be in an amount not less than $100,000 or such greater amount which is an integral multiple of $10,000 and each Eurodollar Loan shall be in an amount not less than $1,000,000 or such greater amount which is an integral multiple of $500,000.

        (e) The initial borrowing under this Agreement shall be in an amount sufficient to pay all amounts outstanding under that Loan and Security Agreement dated as of August 18, 1992 (the "Existing Agreement") between the Company, Shawmut Capital Corporation, as successor to Barclay's Business Credit Inc., as agent and lender, and the other lenders named therein (the "Existing Lenders"). The Company shall apply the proceeds of the initial borrowing hereunder to pay all amounts outstanding under the Existing Agreement.

        Section 1.2. The Notes. All Revolving Credit Loans made by each Bank hereunder shall be evidenced by a single Secured Revolving Credit Note of the Company payable to the order of such Bank substantially in the form of Exhibit A hereto (individually, a "Revolving Note" and together, the "Revolving Notes") in the principal amount of such Bank's Revolving Credit Commitment, but the aggregate principal amount of indebtedness evidenced by such Revolving Note at any time shall be, and the same is to be determined by, the aggregate principal amount of all Revolving Credit Loans outstanding made by such Bank to the Company pursuant hereto on or prior to the date of determination. Each Revolving Note shall be dated as of the execution date of this Agreement, shall be delivered concurrently herewith, and shall be expressed to mature on the Termination Date and to bear interest as provided in Section 1.3 hereof. Each Bank shall record on its books or records or on a schedule to its Revolving Note the amount of each Revolving Credit Loan made by it hereunder, whether each Revolving Credit Loan is a Domestic Rate Loan or Eurodollar Loan, and, with respect to Eurodollar Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balance from time to time outstanding, provided that prior to any transfer of such Revolving Note all such amounts shall be recorded on a schedule to such Revolving Note. The record thereof, whether shown on such books or records or on the schedule to the Revolving Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of any Bank to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made hereunder together with accrued interest thereon. Upon the request of any Bank, the Company will furnish a new Revolving Note to such Bank to replace its outstanding Revolving Note and at such time the first notation appearing on the schedule on the reverse side of, or attached to, such Revolving Note shall set forth the aggregate unpaid principal amount of Revolving Credit Loans then outstanding from such Bank, and, with respect to each Eurodollar Loan, the interest rate and Interest Period applicable thereto. Such Bank will cancel the outstanding Revolving Note upon receipt of the new Revolving Note.

        Section 1.3. Interest Rates. (a) Domestic Rate Loans. Each Domestic Rate Loan shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration, upon prepayment or otherwise) at a rate per annum equal to the sum of the Applicable Rate plus the Domestic Rate from time to time in effect, payable monthly in arrears on the last day of each calendar month, commencing on the first of such dates occurring after the date hereof and at maturity (whether by acceleration, upon prepayment or otherwise).

        (b) Eurodollar Loans. Each Eurodollar Loan under the Revolving Credit shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is made until the last day of the Interest Period applicable thereto or, if earlier, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Rate plus the Adjusted

Eurodollar Rate, payable on the last day of each Interest Period applicable thereto and at maturity (whether by acceleration or otherwise) and, with respect to Eurodollar Loans with an Interest Period in excess of three months, on the date occurring every three months from the first day of the Interest Period applicable thereto.

        (c) Default Rate. If any payment of principal or interest on any Loan or Reimbursement Obligation is not made when due (including any payment due upon acceleration), all Loans and Reimbursement Obligations shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) from the date such payment was due until paid in full, payable on demand, at a rate per annum equal to:

                (i) with respect to any Domestic Rate Loan and Reimbursement Obligation, the sum of 3% plus the Applicable Rate plus the Domestic Rate from time to time in effect; and

                (ii) with respect to any Eurodollar Loan, the sum of 3% plus the Applicable Rate plus the Adjusted Eurodollar Rate applicable thereto at the time of such default until the end of the Interest Period then applicable thereto, and, thereafter, at a rate per annum equal to the sum of 3% plus the Applicable Rate plus the Domestic Rate from time to time in effect.

        Section 1.4. Conversion and Continuation of Loans. (a) Provided that no Event of Default or Potential Default has occurred and is continuing, the Company shall have the right, subject to the other terms and conditions of this Agreement, to continue in whole or in part (but, if in part, in the minimum amount specified for Eurodollar Loans in Section 1.1 hereof) any Eurodollar Loan from any current Interest Period into a subsequent Interest Period, provided that the Company shall give the Agent notice of the continuation of any such Loan as provided in Section 1.5 hereof.

        (b)  In the event that the Company fails to give notice pursuant to
Section 1.5 hereof of the continuation of any Eurodollar Loan or fails to specify the Interest Period applicable thereto, or an Event of Default or Potential Default has occurred and is continuing at the time any such Loan is to be continued hereunder, then such Loan shall be automatically converted to (and the Company shall be deemed to have given notice requesting) a Domestic Rate Loan, subject to Sections 1.5(b), 8.2 and 8.3 hereof, unless paid in full on the last day of the then applicable Interest Period.

        (c) Provided that no Event of Default or Potential Default has occurred and is continuing, the Company shall have the right, subject to the terms and conditions of this Agreement, to convert Loans of one type (in whole or in part) into Loans of another type from time to time provided that: (i) the Company shall give the Agent notice of each such conversion as provided in
Section 1.5 hereof, (ii) the principal amount of any Loan converted hereunder shall be in an amount not less than the minimum amount specified for the type of Loan in Section 1.1 hereof, (iii) after giving effect to any such conversion in part, the principal amount of any Eurodollar Loan then outstanding shall not be less than the minimum amount specified for the type of Loan in Section 1.1 hereof, (iv) any conversion of a Loan hereunder shall only be made on a Business Day, and (v) any Eurodollar Loan may be converted only on the last day of the Interest Period then applicable thereto.

        Section 1.5. Manner of Borrowing and Rate Selection. (a) The Company shall give telephonic, telex or telecopy notice to the Agent (which notice, if telephonic, shall be promptly confirmed in writing) no later than (i) 10:30 a.m. (Chicago time) on the date the Banks are requested to make each Domestic Rate Loan, and (ii) 10:30 a.m. (Chicago time) on the date at least three (3) Business Days prior to the date of (A) each Eurodollar Loan which the Banks are requested to make or continue, and (B) the conversion of any Domestic Rate Loan into a Eurodollar Loan. Each such notice shall specify the date of the Loan requested (which shall be a Business Day), the amount of such Loan, whether the Loan is to be made available by means of a Domestic Rate Loan or Eurodollar Loan and, with respect to Eurodollar Loans, the Interest Period applicable thereto; provided, that in no event shall the principal amount of any requested Revolving Credit Loan plus the aggregate principal or face amount, as appropriate, of all Loans, L/Cs, and unpaid Reimbursement Obligations outstanding hereunder exceed the amounts specified in Section 1.1 hereof. The Company agrees that the Agent may rely on any such telephonic, telex or telecopy notice given by any person who the Agent believes is authorized to give such notice without the necessity of independent investigation and in the event any notice by such means conflicts with the written confirmation, such notice shall govern if any Bank has acted in reliance thereon. The Agent shall, no later than 11:30 a.m. (Chicago time) on the day any such notice is received by it, give telephonic, telex or telecopy (if telephonic, to be confirmed in writing within one Business Day) notice of the receipt of notice from the Company hereunder to each of the Banks, and, if such notice requests the Banks to make, continue or convert any Eurodollar Loans, the Agent shall confirm to the Company by telephonic, telex or telecopy means, which confirmation shall be conclusive and binding on the Company in the absence of manifest error, the Interest Period and the interest rate applicable thereto promptly after such rate is determined by the Agent.

        (b) Subject to the provisions of Section 6 hereof, the proceeds of each Loan shall be made available to the Company at the principal office of the Agent in Chicago, Illinois, in immediately available funds, on the date such Loan is requested to be made, except to the extent such Loan represents (i) the conversion of an existing Loan or (ii) a refinancing of a Reimbursement Obligation, in which case each Bank shall record such conversion on the schedule to its Revolving Note, or in lieu thereof, on its books and records, and shall effect such conversion or refinancing, as the case may be, on behalf of the Company in accordance with the provisions of Section 1.4(a) hereof and
1.7 hereof, respectively. Not later than 2:00 p.m. Chicago time, on the date specified for any Loan to be made hereunder, each Bank shall make its portion of such Loan available to the Company in immediately available funds at the principal office of the Agent, except (i) as otherwise provided above with respect to converting or continuing any outstanding Loans and (ii) to the extent such Loan represents a refinancing of any outstanding Reimbursement Obligations.

        (c) Unless the Agent shall have been notified by a Bank prior to 12:00 noon (Chicago time) on the date a Loan is to be made by such Bank (which notice shall be effective upon receipt) that such Bank does not intend to make the proceeds of such Loan available to the Agent, the Agent may assume that such Bank has made such proceeds available to the Agent on such date and the Agent may in reliance upon such assumption (but shall not be required to) make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to receive such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand, to recover such amount, together with interest thereon at the rate otherwise applicable thereto under Section 1.3 hereof, from the Company) together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Company and ending on the date the Agent recovers such amount, at a rate per annum equal to the effective rate charged to the Agent for overnight Federal funds transactions with member banks of the Federal Reserve System for each day, as determined by the Agent (or, in the case of a day which is not a Business Day, then for the preceding Business Day) (the "Fed Funds Rate"); provided that the Agent shall be entitled to retain only a single satisfaction pursuant hereto. Nothing in this Section 1.5(c) shall be deemed to permit any Bank to breach its obligations to make Loans under the Revolving Credit or to limit the Company's claims against any Bank for such breach.

        Section 1.6. (a) Letters of Credit. Subject to all the terms and conditions hereof, satisfaction of all conditions precedent to borrowing under this Agreement and so long as no Potential Default or Event of Default is in existence, at the Company's request Harris shall issue letters of credit (an "L/C" and collectively the "L/Cs") for the account of the Company subject to availability under the Revolving Credit, and the Banks hereby agree to participate therein as more fully described in Section 1.8 hereof. Each L/C shall be issued pursuant to a reimbursement agreement or an application and agreement for letter of credit (the "L/C Agreement") in Harris' customary form at the time such L/C is requested, shall conform to the general requirements of Harris for the issuance of letters of credit as to form and substance, shall be in U.S. Dollars and shall be a letter of credit which Harris may lawfully issue. The L/Cs shall consist of standby letters of credit in an aggregate face amount not to exceed $15,000,000. Each L/C shall have an expiry date not more than thirteen (13) months from the date of issuance thereof (but in no event later than the Termination Date.) The amount available to be drawn under each L/C issued pursuant hereto shall be deducted from the credit otherwise available under the Revolving Credit. In consideration of the issuance of L/Cs the Company agrees to pay Harris a fee (the "L/C Issuance Fee") in the amount per annum (computed on the basis of a 360-day year and actual days elapsed) equal to 1.25% of the stated amount of each standby L/C issued hereunder. In addition the Company shall pay Harris for its own account for each L/C such drawing, negotiation, amendment and other administrative fees in connection with each L/C as may be established by Harris from time to time (the "L/C Administrative Fee"). All L/C Issuance Fees will be payable quarterly in arrears on the last day of each calendar quarter and all L/C Administrative Fees shall be payable on the date of issuance of each L/C hereunder, on the date of each extension, if any, of the expiry date of each L/C and on the date of each drawing under or amendment of each L/C.

        (b) Upon the satisfaction of all conditions precedent to the initial Loan or L/C hereunder, without any further action on the part of the Company, Harris, the Agent or any

Bank, (i) that certain Irrevocable Letter of Credit Number SPL34631 dated May 17, 1995 issued by Harris for the account of the Company to NBD Bank shall constitute an L/C issued under this Agreement for all purposes hereof, (ii) the Application and Agreement for Standby Letter of Credit dated May 17, 1995 from the Company to Harris relating to such letter of credit (the "Initial L/C Agreement") shall constitute an L/C Agreement for all purposes of this Agreement, and (iii) all of the Company's indebtedness, obligations and liabilities to Harris under the Initial L/C Agreement shall constitute Reimbursement Obligations for all purposes of this Agreement.

        (c) Upon the satisfaction of all conditions precedent to the Initial Loan or L/C hereunder, the Initial L/C Agreement shall be amended by (i) deleting the phrase ", or if so demanded by you, on demand in advance of any drawing or maturity" appearing in the last line of numbered paragraph 1 thereof, (ii) numbered paragraphs 3, 4 and 7 thereof shall be deleted, and
(iii) the phrase "and in addition to the provisions of paragraph numbered 7 hereof" appearing in the first line of numbered paragraph 10 thereof shall be deleted.

        Section 1.7. Reimbursement Obligation. The Company is obligated, and hereby unconditionally agrees, to pay in immediately available funds to the Agent for the account of Harris and the Banks who are participating in L/Cs pursuant to Section 1.8 hereof the face amount of each draft drawn and presented under an L/C issued by Harris hereunder not later than 10:30 a.m. (Chicago Time) on the date such draft is presented for payment to Harris (the obligation of the Company under this Section 1.7 with respect to any L/C is a "Reimbursement Obligation"). If at any time the Company fails to pay any Reimbursement Obligation when due, the Company shall be deemed to have automatically requested a Domestic Rate Loan from the Banks hereunder, as of the maturity date of such Reimbursement Obligation, the proceeds of which Loan shall be used to repay such Reimbursement Obligation. Such Loan shall only be made if no Potential Default or Event of Default shall exist and upon approval by all of the Banks, and shall be subject to availability under the Revolving Credit. If such Loan is not made by the Banks for any reason, the unpaid amount of such Reimbursement Obligation shall be due and payable to the Agent for the pro rata benefit of the Banks upon demand and shall bear interest at the rate of interest specified in Section 1.3(c)(i) hereof.

        Section 1.8. Participation in L/Cs. Each of the Banks will acquire a risk participation for its own account, without recourse to or representation or warranty from Harris, in each L/C upon the issuance thereof ratably in accordance with its Commitment Percentage. In the event any Reimbursement Obligation is not immediately paid by the Company pursuant to Section 1.7 hereof, each Bank will pay to Harris funds in an amount equal to such Bank's ratable share of the unpaid amount of such Reimbursement Obligation (based upon its proportionate share relative to its percentage of the Revolving Credit (as set forth in Section 1.1 hereof)). At the election of all of the Banks, such funding by the Banks of the unpaid Reimbursement Obligations shall be treated as additional Revolving Credit Loans to the Company hereunder rather than a purchase of participations by the Banks in the related L/Cs held by Harris.
The availability of funds to the Company under the Revolving Credit shall be reduced in an amount equal to the amount available to be drawn under each L/C. The obligation of the Banks to Harris under this Section 1.8 shall be absolute and unconditional and shall not be affected or impaired by any Event of Default or Potential Default which may then be continuing hereunder. Harris shall notify each Bank by telephone of its proportionate share relative to its percentage of the total Bank's Revolving Credit Commitments set forth in Section 1.1 hereof
(a "Commitment Percentage") of such unpaid Reimbursement Obligation. If such notice has been given to each Bank by 11:00 a.m., Chicago time, each Bank agrees to pay Harris in immediately available and freely transferable funds on the same Business Day. If such notice is received on a day other than a Business Day or after 11:00 a.m., Chicago time, on a Business Day, each Bank agrees to pay Harris in immediately available and freely transferable funds no later than the following Business Day. Funds shall be so made available at the account designated by Harris in such notice to the Banks. Upon the election by the Banks to treat such funding as additional Revolving Credit Loans hereunder and payment by each Bank, such Loans shall bear interest in accordance with
Section 1.3(a) hereof. Harris shall share with each Bank on a pro rata basis relative to its Commitment Percentage a portion of each payment of a Reimbursement Obligation (whether of principal or interest) and any L/C
Issuance Fee (but not any L/C Administrative Fee) payable by the Company. Any such amount shall be promptly remitted to the Banks when and as received by Harris from the Company.

        Section 1.9 Capital Adequacy. If, after the date hereof, any Bank or the Agent shall have determined in good faith that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein (including, without limitation, any revision in the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) or of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A), or in any other applicable capital rules heretofore adopted and issued by any governmental authority), or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital, or on the capital of any corporation controlling such Bank, in each case as a consequence of its obligations hereunder to a level below that which such Bank would have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. Any Bank requesting compensation pursuant to this Section shall submit a certificate to the Company setting forth the calculation of the amount so requested, and such certificate shall be conclusive and binding on the Company as to the amount thereof except in the case of manifest errors, so long as such determination is made on a reasonable basis.

        Section 1.10. Collateral. The payment and performance of the Obligations shall be secured by all of the Company's accounts, chattel paper, documents, instruments, general intangibles, inventory, and certain other assets and property of the Company, whether now owned or held or hereafter acquired or arising, pursuant to that certain Security Agreement dated of even date herewith from the Company to the Agent, as the same may be amended, modified or supplemented from time to time (the "Security Agreement").


SECTION 2.      FEES, PREPAYMENTS AND TERMINATIONS.

        Section 2.1. Commitment Fee. From and after the earlier of the initial Loan or L/C hereunder or May 31, 1995, to the Termination Date, the Company shall pay to the Agent for the account of the Banks a commitment fee with respect to the Revolving Credit at the Applicable Rate (computed in each case on the basis of a year of 360 days for the actual number of days elapsed) of the average daily unused amount of the Banks' Revolving Credit Commitments hereunder in effect from time to time, all such fees to be payable quarterly in arrears on the last day of each calendar quarter commencing on the last day of June, 1995, and on the Termination Date, unless the Revolving Credit is terminated in whole on an earlier date, in which event the commitment fee for the final period shall be paid on the date of such earlier termination in whole.

        Section 2.2. Agent's Fee. The Company shall pay to and for the sole account of the Agent such fees as may be agreed upon in writing from time to time by the Agent and the Company. Such fees shall be in addition to any fees and charges the Agent may be entitled to receive under Section 10 hereunder or under the other Loan Documents.

        Section 2.3. Optional Prepayments. The Company shall have the privilege of prepaying without premium or penalty and in whole or in part (but if in part, then in a minimum principal amount of $100,000 or such greater amount which is an integral multiple of $10,000) any Domestic Rate Loan at any time upon prior telex or telephonic notice to the Agent on or before 12:00 noon on the same Business Day. The Company may not prepay any Eurodollar Loan. Any amount prepaid under the Revolving Credit may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

        Section 2.4. Mandatory Prepayments; Borrowing Base. The Company shall not permit the sum of the principal amount of all Loans plus the amount available for drawing under all L/Cs and the aggregate principal amount of all unpaid Reimbursement Obligations at any time outstanding to exceed the lesser of (i) the sum of the Banks' Revolving Credit Commitments or (ii) the Borrowing Base. In addition to the Company's obligations to pay any outstanding Reimbursement Obligations as set forth in Section 1.7 hereof, the Company will make such payments on any outstanding Loans and Reimbursement Obligations (and, if any L/Cs are then outstanding, deposit an amount equal to the aggregate face amount of all such L/Cs into an account with the Agent which shall be held as additional collateral security for such L/Cs) which are necessary to cure any such excess within one Business Day after the occurrence thereof. Any amount prepaid under the Revolving Credit may, subject to the terms and conditions of this Agreement, be borrowed, prepaid and borrowed again.

        Section 2.5. Closing Fee. The Company shall pay to the Agent for the account of the Banks a closing fee in the amount equal to 0.375% of the Revolving Credit Commitment of each Bank with a Revolving Credit Commitment of $25,000,000 or more and 0.25% of the

Revolving Credit Commitment of all other Banks, which fee shall be payable on the date of the execution and delivery of this Agreement.

        Section 2.6. Collateral Collections. The Company agrees to forthwith make such arrangements as shall be necessary or appropriate to assure that all proceeds of all Collateral, including without limitation the Inventory and Receivables of the Company, are promptly deposited (in the same form as received) in an account maintained with the Agent, such account to constitute a special restricted account (the "Restricted Account"). The Company acknowledges that the Agent has (and is hereby granted to the extent that it does not already have) a lien on such account and all funds contained therein to secure the indebtedness, obligations and liabilities of the Company under the Loan Documents. The Company irrevocably authorizes and directs that all amounts from time to time deposited in the Restricted Account maintained with the Agent be applied as and when received (but not less often than once each Business Day) against the Revolving Credit Loans and Reimbursement Obligations; provided, however, that if at the time of application there are no outstanding Revolving Credit Loans and Reimbursement Obligations or the amount on deposit in such accounts is in excess of the amount necessary to prepay the Revolving Credit Loans and Reimbursement Obligations in full, then such payment or excess (as appropriate) shall be held in the Restricted Account or in an investment account in which the Agent has a first priority perfected lien until needed by the Company in the ordinary course of its business (including making expenditures and investments permitted by this Agreement), and all such amounts shall be held by the Agent as additional collateral security for any other remaining indebtedness, obligations and liabilities of the Company under the Loan Documents. The Agent shall not in any event setoff any amount at any time on deposit in the Restricted Account or any such investment account against any indebtedness, obligations and liabilities of the Company to it except for any such arising under the Loan Documents.

      Section 2.7. Terminations. The Company shall have the right at any time upon thirty (30) days' prior notice to the Agent to terminate the unused Revolving Credit in whole or in part (and if in part, in a minimal amount of $1,000,000 or any integral multiple thereof), provided, however, that the Company may not terminate any portion of the Revolving Credit which remains available for payment under any L/C. Not later than the termination date stated in such notice, the Company shall prepay Reimbursement Obligations and the Revolving Notes in an aggregate principal amount equal to the excess, if any, of all amounts outstanding under the Revolving Credit (including the amount of outstanding L/Cs) over the Revolving Credit in effect after giving effect to such reduction, subject to the terms of Section 9.4 hereof, and shall also pay the interest on such principal amount and accrued and unpaid commitment fees thereon to such termination date.

SECTION 3.         PLACE AND APPLICATION OF PAYMENTS.

     All amounts payable by the Company hereunder, shall be made to the Agent at its office at 111 West Monroe Street, Chicago, Illinois 60690 and in immediately available funds, prior to 12:00 noon on the date of such payment. All such payments shall be made without setoff or counterclaim and without reduction for, and free from, any and all present and future levies, imposts, duties, fees, charges, deductions withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof. Unless the Banks otherwise agree, any payments received after 12:00 noon Chicago time shall be deemed received on the following Business Day. The Agent shall remit to each Bank its proportionate share of each payment of principal, interest and commitment fees and L/C Issuance Fees received by the Agent by 3:00 P.M. Chicago time on the same day of its receipt if received by the Agent by 12:00 noon, Chicago time, and its proportionate share of each such payment received by the Agent after 12:00 noon on the Business Day following its receipt by the Agent. In the event the Agent does not remit any amount to any Bank when required by the preceding sentence, the Agent shall pay to such Bank interest on such amount until paid at a rate per annum equal to the Fed Funds Rate. In addition to the Agent's rights under
Section 2.6 hereof, the Company hereby authorizes the Agent to automatically debit its account with Harris for any principal, interest and fees when due under the Notes, any L/C Agreement or this Agreement and to transfer the amount so debited from such account to the Agent for application as herein provided. All proceeds of Collateral shall be applied in the manner specified in Section
2.6 hereof and in the Security Agreement.


SECTION 4.     DEFINITIONS.

     Section 4.1. Certain Terms Defined. The terms hereinafter set forth when used herein shall have the following meanings:

     "Account Debtor" shall mean the Person who is obligated on a Receivable.

     "Adjusted Eurodollar Rate" means a rate per annum determined pursuant to the following formula:

     Adjusted Eurodollar Rate =     Eurodollar Rate
                                --------------------------
                                100% - Reserve Percentage

     "Affiliate" shall mean any person, firm or corporation which, directly or indirectly controls, or is controlled by, or is under common control with, the Company.

     "Agent" is defined in the first paragraph of this Agreement.

     "Agreement" shall mean this Secured Credit Agreement as supplemented, modified, restated and amended from time to time.

     "Applicable Rate" shall mean, with respect to each type of Loan described in each row below and the commitment fee payable pursuant to Section 2.1 hereof, (a) from the date of this Agreement through May 31, 1996, the rates set forth in Column C below, and (b) after May 31, 1996, the rate of interest per annum shown in Columns A, B and C below for the range of Leverage Ratio specified for each Column:

                              A               B              C
         LEVERAGE            <50%          >50% and <        >60%
          RATIO              -               60%             -

     DOMESTIC RATE             0%             0%             .50%
          LOANS

       EURODOLLAR            1.25%          1.75%           2.00%
          LOANS

       COMMITMENT            0.20%          0.25%           0.375%
          FEE


       Not later than 5 Business Days after receipt by the Agent of the financial statements called for by Section 7.4(a) or (b) hereof for the last month of the applicable fiscal quarter, the Agent shall determine the Leverage Ratio for the applicable period and shall promptly notify the Company and the Banks of such determination and of any change in the Applicable Rate resulting therefrom. Any such change in the Applicable Rate shall be effective as of the date the Agent so notifies the Company and the Banks with respect to all Loans outstanding on such date and the commitment fee, and such new Applicable Rate shall continue in effect until the effective date of the next quarterly redetermination in accordance with this Section. Each determination of the Leverage Ratio and Applicable Rate by the Agent in accordance with this Section shall be conclusive and binding on the Company and the Banks absent manifest error.

       "Bank" and "Banks" shall have the meanings specified in the first paragraph of this Agreement.

         "Borrowing Base", as determined by the Agent on the basis of the information contained in the most recent Borrowing Base Certificate and any other information available to the Agent, shall mean an amount equal to:


                 (a)      85% of the amount of Eligible Receivables, plus

                 (b)      65% of the Value of Eligible Inventory, minus

                 (c) the aggregate outstanding amount of all Secured Grower Payables, minus

                 (d) any storage fees relating to Inventory that remain unpaid after their due date.

         "Borrowing Base Certificate" shall mean the certificate in the form of Exhibit D hereto which is required to be delivered to the Banks in accordance with Section 7.4(d) hereof.

         "Business Day" shall mean a day on which banks are open for business in Chicago, Illinois, other than a Saturday or Sunday, and, with respect to Eurodollar Loans, dealing in United States Dollar deposits in London, England and Nassau, Bahamas.

         "Capitalized Lease" shall mean, as applied to any Person, any lease of any Property the discounted present value of the rental obligations of such person as lessee under which, in accordance with generally accepted accounting principles, is required to be capitalized on the balance sheet of such Person.

         "Capitalized Lease Obligation" shall mean, as applied to any Person, the discounted present value of the rental obligation, as aforesaid, under any Capitalized Lease.

         "Change in Law" shall have the meaning specified in Section 9.3 hereof.

         "Change of Control" shall mean at any time any person or group of persons (within the meaning of Section 13 or 14 of the Securities and Exchange Act of 1934, as amended) acquires legal or beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 20% or more in voting power of the outstanding voting stock of the Company.

         "Collateral" shall mean the collateral security provided to the Agent for the benefit of the Banks pursuant to the Security Agreement.

         "Commitment Percentage" shall have the meaning set forth in Section
1.8 hereof.

         "Company" shall have the meaning specified in the first paragraph of this Agreement.

         "Consolidated Subsidiary" shall mean any Subsidiary whose accounts are consolidated with those of the Company in accordance with generally accepted accounting principles.

         "control" or "controlled by" or "under common control" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided that, in any event any Person which beneficially owns, directly or indirectly, 10% or more (in number of votes) of the securities having ordinary voting power for the election of directors of a corporation shall be conclusively presumed to control such corporation, and provided further that any Consolidated Subsidiary shall be conclusively presumed to be controlled by the Company.

         "Current Assets" shall mean the aggregate amount of assets of the Company and its Consolidated Subsidiaries which in accordance with generally accepted accounting principles may be properly classified as current assets after deducting adequate reserves where proper.

         "Current Liabilities" shall mean all items (including taxes accrued as estimated) of the Company and its Consolidated Subsidiaries which in accordance with generally accepted accounting principles may be properly classified as current liabilities, but excluding in any event all amounts outstanding from time to time under this Agreement which are not required to be prepaid under Section 7.25 hereof.

         "Debt" of any Person shall mean as of any time the same is to be determined, the aggregate of:

                 (a) all indebtedness, obligations and liabilities of such Person with respect to borrowed money (including by the issuance of debt securities);

                 (b) all guaranties, endorsements and other contingent obligations of such Person with respect to indebtedness arising from money borrowed by others;

                 (c) all reimbursement obligations with respect to letters of credit, bankers acceptances, customer advances and other extensions of credit whether or not representing obligations for borrowed money;

                 (d) the aggregate of the principal components of all Capitalized Lease Obligations;

                 (e) all indebtedness, obligations and liabilities representing the deferred purchase price of property or services; and

                 (f) all indebtedness secured by a lien on the Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness.

         "Domestic Rate" means for any day the rate of interest announced by Harris from time to time as its prime commercial rate in effect on such day, with any change in the Domestic Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (the "Harris Prime Rate"), provided that if the rate per annum determined by adding 1/2 of 1% to the rate at which Harris would offer to sell federal funds in the interbank market on or about 10:00 a.m. (Chicago time) on any day (the "Adjusted Fed Funds Rate") shall be higher than the Harris Prime Rate on such day, then the Domestic Rate for such day and for any succeeding day which is not a Business Day shall be such Adjusted Fed Funds Rate. The Agent shall give notice to each Bank of any period when the Domestic Rate is based on the Adjusted Fed Funds Rate. The determination of the Adjusted Fed Funds Rate by Harris shall be final and conclusive except in the case of manifest error or willful misconduct.

         "Domestic Rate Loan" means a Revolving Credit Loan which bears interest as provided in Section 1.3(a) hereof.

         "Eligible Inventory" shall mean any Inventory of the Company itself in which the Agent has a first priority perfected security interest, which the Agent in its sole judgment deems to be acceptable for inclusion in the Borrowing Base and which complies with each of the following requirements:

                 (a) it consists solely of canned and frozen vegetables produced or acquired in the ordinary course of business;

                 (b) it is not obsolete, and is readily usable or salable by the Company in the ordinary course of its business;

                 (c) it substantially conforms to the advertised or represented specifications and other quality standards of the Company, and has not been determined by the Agent to be unacceptable due to age and/or quality;

                 (d) all warranties as set forth in this Agreement and the Security Agreement are true and correct with respect thereto;

                 (e) it has been identified to the Agent in the manner prescribed pursuant to the Security Agreement;

                 (f) it is located at a location within the United States disclosed to the Agent and approved by the Agent and, if requested by the Agent, any Person (other than the Company) owning or controlling such location disclosed to the Agent shall have waived all right, title and interest in and to such Inventory, except for any interest securing only accrued and unpaid storage fees, in a manner satisfactory to the Agent;

                 (g) the purchase price therefor has not been prepaid in whole or in part; and

                 (h) the Company has not received a notice from any governmental agency or other party claiming or indicating the existence of a lien or other interest therein.

         "Eligible Receivables" shall mean any Receivable of the Company itself in which the Agent has a first priority perfected security interest, which the Agent, in its sole judgment deems to be acceptable for inclusion in the Borrowing Base and which complies with each of the following requirements:

                 (a) It arises out of a bona fide rendering of services or sale of goods sold and delivered by or on behalf of the Company to, or in the process of being delivered by or on behalf of the Company to, the Account Debtor on said Receivables;

                 (b) all warranties set forth in this Agreement and the Security Agreement are true and correct with respect thereto;

                 (c) it has been identified to the Agent in a manner satisfactory to the Agent;

                 (d) it is evidenced by an invoice (dated not later than 30 days after the date of shipment or performance of services) rendered to the Account Debtor thereunder;

                 (e) such Receivable shall not remain unpaid more than 120 days following its invoice date;

                 (f) it is not owing by an Account Debtor who shall have failed to pay 25% or more of all Receivables owed by such Account Debtor within 90 days after their respective due dates or who has become insolvent or is the subject of any bankruptcy, arrangement, reorganization proceedings or other proceedings for relief of debtors;

                 (g)      it is payable in U.S. Dollars;

                 (h) it is not owing by the United States of America or any department, agency or instrumentality thereof unless the Company shall have provided evidence satisfactory to the Agent of compliance with the Assignment of Claims Act, or by any state or local government unless the Company shall provide evidence satisfactory to the Agent of compliance with any similar state or local statute;

                 (i) it is not owing by any Account Debtor located outside of the United States, unless such Receivable is supported by a transferable irrevocable letter of credit in form and substance and issued by a bank satisfactory to the Agent, and which letter of credit will be assigned or transferred to the Agent upon the Agent's request;

                 (j) it is net of any credit or allowance given by the Company to such Account Debtor;

                 (k) the Receivable is not subject to any counterclaim or defense asserted by the Account Debtor thereunder, nor is it subject to any offset or contra account payable to the Account Debtor (in any case, unless the amount of such Receivable is net of such counterclaim, defense, offset or contra account);

                 (1) it is not owing by an Account Debtor that is an Affiliate of the Company;

                 (m) it is net of any payment or prepayment made by the Account Debtor thereon; and

                 (n) the Company has not received any notice from any governmental agency or other party claiming or indicating the existence of a lien or other interest therein.

         "Environmental Laws" shall mean all federal, state and local environmental, health and safety statutes and regulations, including without limitation all statutes and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Eurodollar Loan" shall mean a Revolving Credit Loan which bears interest as provided in Section 1.3(b) hereof.

         "Eurodollar Rate" shall mean for each Interest Period applicable to a Eurodollar Loan, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Agent for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Agent during such Interest Period.

         "Event of Default" shall mean any event or condition identified as such in Section 8.1 hereof.

         "Existing Agreement" shall have the meaning specified in Section 1. 1
(e) hereof.

         "Existing Lenders" shall have the meaning specified in Section 1.1(e) hereof.

         "Fed Funds Rate" shall have the meaning specified in Section 1.5(c) hereof.

         "Funded Debt," with respect to any Person shall mean all indebtedness for borrowed money of such Person and with respect to the Company all indebtedness for borrowed money of the Company, in each case maturing by its terms more than one year after, or which is renewable or extendible at the option of such Person for a period ending one year or more after, the date of determination, and shall include indebtedness for borrowed money of such maturity created, assumed or guaranteed by such Person either directly or indirectly, including obligations of such maturity secured by liens upon Property of such Person and upon which such entity customarily pays the interest, and all rental payments under Capitalized Leases of such maturity; provided, however, that with respect to amounts outstanding under this Agreement the term "Funded Debt" shall include the lesser of amounts outstanding from time to time under this Agreement or amounts not required to be prepaid under Section 7.25 hereof.

         "Harris" shall have the meaning specified in the first paragraph of this Agreement.

         "Intangible Assets" shall mean license agreements, trademarks, trade names, patents, capitalized research and development, proprietary products (the results of past research and development treated as long term assets and excluded from Inventory) and goodwill (all determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied).

         "Interest Period" shall mean with respect to the Eurodollar Loans, the period used for the computation of interest commencing on the date the relevant Eurodollar Loan is made, continued or effected by conversion and concluding on the date one, two, three or six months thereafter as selected by the Company in its notice as provided herein; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

        (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless in the case of an Interest Period for a Eurodollar Loan the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

        (ii) no Interest Period may extend beyond the final maturity date of the Revolving Notes;

        (iii) the interest rate to be applicable to each Loan for each Interest Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof; and

        (iv) no Interest Period may be selected if after giving effect thereto the Company will be unable to make a principal payment scheduled to be made during such Interest Period without paying part of a Eurodollar Loan on a date other than the last day of the Interest Period applicable thereto.

For purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on a numerically corresponding day in the next calendar month, provided, however, if an Interest Period begins on the last day of a month or if there is no numerically corresponding day in the month in which an Interest Period is to end, then such Interest Period shall end on the last Business Day of such month.



    "Inventory" shall mean all raw materials, work in process, finished goods, and goods held for sale or lease or furnished or to be furnished under contracts of service in which the Company or any Subsidiary now has or hereafter acquires any right.



    "L/C" shall have the meaning set forth in Section 1.6 hereof.

    "L/C Agreement" shall have the meaning set forth in Section 1.6 hereof.

    "L/C Administrative Fee" has the meaning specified in Section 1.6 hereof.

    "L/C Issuance Fee" has the meaning specified in Section 1.6 hereof.

    "Leverage Ratio" shall mean the ratio for the Company and its Consolidated Subsidiaries of (a) the aggregate outstanding principal amount of all Funded Debt to (b) the sum of the aggregate outstanding principal amount of all Funded Debt plus Tangible Net Worth.

    "LIBOR Index Rate" shall mean, for any Interest Period applicable to a Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the next higher one hundred/thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day two Business Days before the commencement of such Interest Period.

    "License Agreement" shall have the meaning specified in Section 6.2(c) hereof.

    "Loan" shall mean a Revolving Credit Loan and the term "Loans" shall mean any two or more Revolving Credit Loans collectively.

    "Loan Documents" shall mean this Agreement and any and all exhibits hereto, the Revolving Notes, the L/C Agreements, the Trademark Agreement, the License Agreements and the Security Agreement.

    "Net Income" shall mean the net income of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

    "Net Working Capital" shall mean the excess of Current Assets over Current Liabilities.

    "Net Worth" shall mean the Total Assets minus the Total Liabilities of the Company and its Consolidated Subsidiaries, all determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

    "Obligations" means all fees payable hereunder, all obligations of the Company to pay principal or interest on Loans and Reimbursement Obligations and all other payment obligations of the Company arising under or in relation to any Loan Document.



    "PBGC" shall mean the Pension Benefit Guaranty Corporation.

    "Person" shall mean and include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

    "Plan" shall mean any employee benefit plan covering any officers or employees of the Company or any Subsidiary, any benefits of which are, or are required to be, guaranteed by the PBGC.



    "Potential Default" shall mean any event or condition which, with the lapse of time, or giving of notice, or both, would constitute an Event of Default.

    "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed or tangible or intangible.

    "Receivables" shall mean all accounts, contract rights, instruments, documents, chattel paper and general intangibles in which the Company now has or hereafter acquires any right.

    "Reimbursement Obligation" has the meaning specified in Section 1.7 hereof.

    "Required Banks" shall mean any Bank or Banks which in the aggregate hold at least 66-2/3% of the aggregate unpaid principal balance of the Loans and Reimbursement Obligations or, if no Loans or Reimbursement Obligations are outstanding hereunder, any Bank or Banks in the aggregate having at least 66-2/3% of the Revolving Credit Commitments.

    "Reserve Percentage" means the daily arithmetic average maximum rate at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed on member banks of the Federal Reserve System during the applicable Interest Period by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on "eurocurrency liabilities" (as such term is defined in Regulation D), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be eurocurrency liabilities as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

    "Restricted Account" shall have the meaning set forth in Section 2.6 hereof.

    "Revolving Credit" shall have the meaning specified in the first paragraph of this Agreement.

    "Revolving Credit Commitment" and "Revolving Credit Commitments" shall have the meanings specified in Section 1. 1 (c) hereof.

    "Revolving Credit Loan" and "Revolving Credit Loans" shall have the meanings specified in Section 1.1(a) hereof.

    "Revolving Note" or "Revolving Notes" shall have the meanings specified in
Section 1.1(d) hereof.

    "Secured Grower Payables" shall mean all amounts owed from time to time by the Company to any Person on account of the purchase price of agricultural products or services if the Agent reasonably determines that such Person is entitled to the benefits of any grower's lien, statutory trust or similar security arrangements to secure the payment of any amounts owed to such Person.

    "Security Agreement" shall have the meaning specified in Section 1.10 10 hereof.

    "Senior Secured Notes" shall mean the Company's 9.37% Senior Secured Notes maturing January 15, 2000 and the Company's 9.74% Senior Secured Notes maturing December 15, 2001.

    "Subsidiary" shall mean collectively any corporation or other entity at least a majority of the outstanding voting equity interests (other than directors' qualifying shares) of which is at the time owned directly or indirectly by the Company or by one of more Subsidiaries or by the Company and one or more Subsidiaries.

    "Tangible Net Worth" shall mean the Net Worth minus the amount of all Intangible Assets of the Company and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.



    "Telerate Page 3750" shall mean the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).



    "Termination Date" shall have the meaning set forth in Section 1.1(a) hereof.

    "Total Assets" shall mean at any date, the aggregate amount of assets of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

    "Total Liabilities" shall mean at any date, the aggregate amount of all liabilities of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

    "Trademark Agreement" shall have the meaning specified in Section 6.2(d) hereof.

    "Value of Eligible Inventory" shall mean as of any given date with respect to Eligible Inventory an amount equal to the lower of average cost or market value.



    Section 4.2. Accounting Terms. Any accounting term or the character or amount of any asset or liability or item of income or expense required to be determined under this Agreement, shall be determined or made in accordance with generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.


SECTION 5.    REPRESENTATIONS AND WARRANTIES.

    The Company represents and warrants to the Banks as to itself and, where the following representations and warranties apply to Subsidiaries, as to each of its Subsidiaries, as follows:



    Section 5.1. Organization and Qualification. The Company is a corporation duly organized and existing and in good standing under the laws of the State of Wisconsin, has full and adequate corporate power to carry on its business as now conducted, is duly licensed or qualified in all jurisdictions wherein the nature of its activities requires such licensing or qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the financial condition, Property, business or operations of the

Company and its Subsidiaries taken as a whole, and has full right and authority to enter into this Agreement and the other Loan Documents, to make the borrowings herein provided for, to issue the Notes in evidence thereof, to encumber its assets as security for its Obligations under the Loan Documents, and to perform each and all of the matters and things herein and therein provided for.

    Section 5.2. Subsidiaries. Schedule 5.2 hereto identifies each Subsidiary, joint venture, and entity in which the Company or any Subsidiary has a minority interest, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interest owned by the Company and the Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. From the date any Subsidiary exists, each Subsidiary is duly incorporated and existing in good standing as a corporation under the laws of the jurisdiction of its incorporation, has all necessary corporate power to carry on its present business, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing or qualification necessary and in which the failure to be so licensed or qualified would have a material adverse effect on the financial condition, or the Property, business or operations, of the Company and its Subsidiaries taken as a whole. All of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and outstanding and fully paid and non assessable and all such shares owned by the Company are owned beneficially and of record, free of any lien. None of the Company's Subsidiaries currently conducts any business or operations, and none of the Company's Subsidiaries owns any Property except that (a) Stokely U.K. Limited acts as the Company's sales representative in the United Kingdom and may from time to time have current assets with an aggregate fair market value not in excess of $1,500,000, and (b) Ocono International, Ltd. is a foreign sales corporation for the Company and may from time to time have assets with an aggregate fair market value not in excess of $100,000.

     Section 5.3. Financial Reports. The Company has heretofore delivered to the Agent a copy of the Audit Report as of March 31, 1994 of the Company and its Subsidiaries prepared by Deloitte Touche LLP, unaudited financial statements (including a balance sheet, statement of income, statement of cash flows and comparison to the comparable prior year period) of the Company and its Subsidiaries as of, and for the period ending December 31, 1994, and unaudited financial statements (including a balance sheet, statement of income, statement of cash flows and comparison to the comparable prior year period) of the Company and its Subsidiaries as of, and for the fiscal year ending, March 31, 1995. Such audited financial statements have been prepared in accordance with generally accepted accounting principles on a basis consistent, except as otherwise noted therein, with that of the previous fiscal year or period and fairly reflect the financial position of the Company and its Subsidiaries as of the dates thereof, and the results of its operations for the periods covered thereby. The Company and its Subsidiaries have no material contingent liabilities other than as indicated on said financial statements and since said date of March 31, 1994 there has been no material adverse change in the condition, financial or otherwise, of the Company or any Subsidiary that has not been disclosed in writing to the Banks prior to the initial Loan or L/C issuance.

        Section 5.4. Litigation; Tax Returns; Approvals. There is no litigation or governmental proceeding pending, nor to the knowledge of the Company threatened, against the Company or any Subsidiary which, if adversely determined, is likely to result in any material adverse change in the Properties, business, financial condition and operations of the Company or any Subsidiary, except as disclosed on Schedule 5.4 hereto. All income tax returns for the Company required to be filed have been filed on a timely basis, and all amounts required to be paid as shown by said returns have been paid. There are no pending or, to the best of the Company's knowledge, threatened objections to or controversies in respect of the United States federal income tax returns of the Company for any fiscal year. No authorization, consent, license, exemption or filing (other than the filing of financing statements) or registration with any court or governmental department, agency or instrumentality, is or will be necessary to the valid execution, delivery or performance by the Company of the Loan Documents.

        Section 5.5. Regulation U. Neither the Company nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System); no part of the proceeds of any Loan made or any L/C issued hereunder will be used to purchase or carry any margin stock or to extend credit to others for such a purpose; and neither the making of any Loan or the issuance of any L/C hereunder, nor the use of the proceeds thereof, will violate the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

        Section 5.6. No Default. As of the date of this Agreement, the Company is in full compliance with all of the terms and conditions of this Agreement, and no Potential Default or Event of Default is existing under this Agreement.

        Section 5.7. ERISA. The Company and its Subsidiaries are in compliance in all material respects with ERISA to the extent applicable to them and have received no notice to the contrary from the PBGC or any other governmental entity or agency.

        Section 5.8. Security Interests and Debt. There are no security interests, liens or encumbrances on any of the Property of the Company or any Subsidiary except such as are permitted by Section 7.13 of this Agreement, and the Company and its Subsidiaries have no Debt except such as is permitted by
Section 7.14 of this Agreement.

        Section 5.9. Accurate Information. No information, exhibit or report furnished by the Company to the Banks in connection with the negotiation of the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The financial projections furnished by the Company to the Banks contain to the Company's knowledge and belief, reasonable projections as of the date hereof of future results of operations and financial position of the Company and its

Subsidiaries. As of the date hereof, there is no material inaccuracy in, material omission from, or material change in, the information contained in said projections.

       Section 5.10. Corporate Authority and Validity of Obligations. The Company has full right and authority to enter into this Agreement and the other Loan Documents to which it is a party, to make the borrowings herein provided for, to issue its Notes in evidence thereof, and to perform all of its obligations in connection therewith and to perform all of its obligations under the Loan Documents to which it is a party; each Loan Document to which it is a party has been duly authorized, executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable in accordance with its terms; and no Loan Document, nor the performance or observance by the Company of any of the matters or things therein provided for, contravenes any provision of law or any charter or by-law provision of the Company or (individually or in the aggregate) any material covenant, indenture or agreement of or affecting the Company or any of its Properties or results in or requires the creation or imposition of any lien on any of the Properties or revenues of the Company.

       Section 5.11. Compliance with Laws. The Company and its Subsidiaries each are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and Environmental Laws), non-compliance with which could have a material adverse effect on the financial condition, Properties, business or operations of the Company or any Subsidiary. Neither the Company nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable Environmental Laws or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a material adverse effect on the financial condition, Properties, business or operations of the Company or any Subsidiary.

       Section 5.12. Restrictive Agreements. Neither the Company nor any Subsidiary is a party to any contract or agreement, or subject to any charge or other corporate restriction, which affects its ability to execute, deliver and perform the Loan Documents to which it is a party and repay its indebtedness, obligations and liabilities under the Loan Documents or which materially and adversely affects or, insofar as the Company can reasonably foresee, could materially and adversely affect, the Property, business, operations or condition (financial or otherwise) of the Company or any of its Subsidiaries, or would in any respect materially and adversely affect the Collateral, the repayment of the indebtedness, obligations and liabilities under the Loan Documents, or any Bank's or the Agent's rights under the Loan Documents.

       Section 5.13. No Default under Other Agreements. Neither the
Company nor any Subsidiary is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which it is a party or by which it or its Property is bound, which default might materially and adversely affect the Collateral, the repayment of the indebtedness, obligations and liabilities under the Loan Documents, any Bank's or the Agent's rights under the Loan Documents or the Property, business, operations or condition (financial or otherwise) of the Company or any Subsidiary.

       Section 5.14. Status  under Certain  Laws.   Neither the  Company nor
any of its Subsidiaries is an "investment company" or a person directly or indirectly controlled by or acting on behalf of an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       Section 5.15. Federal Food Security Act. The Company has received no notice given pursuant to Section 1324(e)(1) or (3) of the Federal Food Security Act and there has not been filed any financing statement or notice, purportedly in compliance with the provisions of the Federal Food Security Act, purporting to perfect a security interest in farm products purchased by the Company in favor of a secured creditor of the seller of such farm products. The Company has registered, pursuant to Section 1324(c)(2)(D) of the Federal Food Security Act, with the Secretary of State of each State in which are produced farm products purchased by the Company and which has established or hereafter establishes a central filing system, as a buyer of farm products produced in such State; and each such registration is in full force and effect. The states in which the Company buys farm products as of the date of this Agreement, whether such states have established a central filing system under the Federal Food Security Act as of the date of this Agreement, and the states in which the Company has registered pursuant to the Federal Food Security Act as of the date of this Agreement, are set forth on Schedule 5.15 hereto.

SECTION 6.    CONDITIONS PRECEDENT.

       The obligation of the Banks to make any Loan or issue any L/C pursuant hereto shall be subject to the following conditions precedent:

       Section 6.1. General. The Agent shall have received the notice of borrowings and the Revolving Notes hereinabove provided for.

       Section 6.2. Initial Extension of Credit. Prior to the initial Loan or L/C hereunder, the Company shall have delivered the required Borrowing Base Certificate to the Agent, and shall have delivered to the Agent for the benefit of the Banks in sufficient counterparts for distribution to the
Banks:

              (a)    a fully executed counterpart of this Agreement;

              (b)    a fully executed Security Agreement;

              (c) a fully executed License Agreement from each of the Company's Subsidiaries (the "License Agreements"):

                (d) a fully executed Trademark Collateral Agreement from the Company to the Agent (the "Trademark Agreement");

                (e) evidence that the holders of the Senior Secured Notes have released all of their liens and security interest in the Collateral and the current assets of the Company and its Subsidiaries;

                (f) appropriate forms of financing statements to perfect the security interest of the Agent provided for by the Security Agreement;

                (g) evidence of insurance required by Section 7.3 hereof and by the Security Agreement showing the Agent as loss payee thereunder;

                (h) a good standing certificate or certificate of existence for the Company, dated as of the date no earlier than 30 days prior to the date hereof, from the office of the secretary of state of the state of its incorporation and each state in which it is qualified to do business as a foreign corporation;

                (i) copies of the Certificate of Incorporation, and all amendments thereto, of the Company certified by the office of the secretary of state of its state of incorporation as of the date no earlier than the date 30 days prior to the date hereof,

                (j) copies of the By-Laws, and all amendments thereto, of the Company, certified as true, correct and complete on the date hereof by the Secretary of the Company;

                (k) copies, certified by the Secretary or Assistant Secretary of the Company of resolutions regarding the transactions contemplated by this Agreement, duly adopted by the Board of Directors of the Company and satisfactory in form and substance to all of the Banks;

                (l) an incumbency and signature certificate for the Company satisfactory in form and substance to all of the Banks;

                (m) a pay-off letter satisfactory in form and substance to all of the Banks from Shawmut Capital Corporation as agent for the Existing Lenders together with lien releases relating to all liens in favor of such agent for the Existing Lenders or any security trustee or agent on their behalf;

                (n) the Agent's fees payable under Section 2.2 hereof and the closing fee payable pursuant to Section 2.5 of this Agreement;

                (o)    the results of a field audit of the Collateral; and

                (p)    such other documents as the Banks may reasonably require.

       Section 6.3. Each Extension of Credit. As of the time of the making of each Loan and the issuance of each L/C hereunder (including the initial Loan or L/C, as the case may be):

                (a)    each of the representations and warranties  set forth in
        Section 5 hereof shall be and remain true and correct as of said time as if made at said time, except that, the representations and warranties made under Section 5.3 shall be deemed to refer to the most recent financial statements furnished to the Banks pursuant to Section
        7.4 hereof;

                (b) the Company shall be in full compliance with all of the terms and conditions hereof, and no Potential Default or Event of Default shall have occurred and be continuing;

                (c) after giving effect to the requested extension of credit and to each Loan that has been made, and L/C issued hereunder, the aggregate principal amount of all Loans, the amount available for drawing under all L/Cs and the aggregate principal amount of all Reimbursement Obligations then outstanding shall not exceed the lesser of (i) the sum of the Banks' Revolving Credit Commitments then in effect and (ii) the Borrowing Base, except as otherwise agreed by the Company and all of the Banks; and

                (d) no litigation involving the Company or any of its Affiliates or Agent or any Bank shall be commenced, in process or threatened, which, in the reasonable business judgment of any Bank, threatens or challenges the financing contemplated by the Loan Documents;

and the request by the Company for any Loan or L/C pursuant hereto shall be and constitute a warranty to the foregoing effects.

       Section 6.4. Legal Matters. Legal matters incident to the execution and delivery of the Loan Documents shall be satisfactory to each of the Banks and their legal counsel; and prior to the initial Loan or L/C hereunder, the Agent shall have received the favorable written opinion of Michael Best & Friedrich, counsel for the Company substantially in the form of Exhibit B, in substance satisfactory to each of the Banks and their respective legal counsel.

       Section 6.5.  Documents.   The  Agent shall  have received copies
(executed or certified, as may be appropriate) of all documents or proceedings taken in connection with the execution and delivery of the Loan Documents to the extent any Bank or its respective legal counsel requests.

       Section 6.6. Lien Searches. The Agent shall have received lien searches showing that the Property of the Company is subject to no security interest or liens except those permitted by Section 7.13 hereof.

SECTION 7.    COVENANTS.

       It is understood and agreed that so long as credit is in use or available under this Agreement or any amount remains unpaid on any Note, Reimbursement Obligation or L/C, except to the extent compliance in any case or cases is waived in writing by the Required Banks:

       Section 7.1. Maintenance.   The Company will, and  will cause each
Subsidiary to, maintain, preserve and keep its plant, Properties and equipment in good repair, working order and condition and will from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be preserved and maintained in all material respects, normal wear and tear excepted.

       Section 7.2.  Taxes.   The Company will, and  will cause each Subsidiary
to, duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against the Company or its Subsidiaries or against their respective Properties in each case before the same become delinquent and before penalties accrue thereon unless and to the extent that the same are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles, provided that the Company shall pay or cause to be paid all such taxes, rates, assessments, fees and governmental charges forthwith upon the commencement of proceedings to foreclose any lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner satisfactory to the Required Banks.

       Section 7.3.  Maintenance of Insurance.   The Company will, and  will
cause each Subsidiary to, maintain insurance coverage by good and responsible insurance underwriters in such forms and amounts and against such risks and hazards as are customary for companies engaged in similar businesses and owning and operating similar Properties, and in any event, the Company will insure any of its Property which is insurable against loss or damage by fire, theft, burglary, pilferage and loss in transit, all in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and naming the Agent as additional insured therein) and providing for advance notice to the Agent of cancellation thereof, issued by sound and reputable insurers and all premiums thereon shall be paid by the Company and certificates summarizing the same delivered to the Agent. The Company shall in any event maintain insurance on the Collateral to the extent required by the Security Agreement.

       Section 7.4.  Financial  Reports.   The  Company will,  and will  cause
each Subsidiary to, maintain a standard and modern system of accounting in accordance with sound accounting practice and will furnish to the Banks and their duly authorized representatives such information respecting the business and financial condition of the Company and its Subsidiaries as may be reasonably requested and, without any request, will furnish to the Banks:

                (a) as soon as available, and in any event within (i) 60 days after the last day of every April, (ii) 45 days after the last day of every May, and (iii) 35 days after the close of every other monthly fiscal period of the Company, except March, a copy of the consolidated balance sheet, statement of income, and statement of cash flows, for such period of the Company and its Subsidiaries, together with all such information for the year to date, all in reasonable detail, prepared by the Company and certified on behalf of the Company by the Company's chief financial officer;

                (b) as soon as available, and in any event within 60 days after the close of each fiscal year, a copy of the audit report for such year and accompanying financial statements, including a consolidated balance sheet, a consolidated statement of income and retained earnings, and a consolidated statement of cash flows, together with all footnotes thereto, for the Company and its Subsidiaries, in each case, showing in comparative form the figures for the previous fiscal year of the Company, all in reasonable detail, accompanied by an unqualified opinion of Deloitte & Touche LLP or other independent public accountants of nationally recognized standing selected by the Company and satisfactory to the Agent, such opinion to indicate that such statements are made in accordance with generally accepted accounting principles;

                (c) each of the financial statements furnished to the Banks pursuant to paragraph (a) and (b) above shall be accompanied by a Compliance Certificate in the form of Exhibit C hereto signed on behalf of the Company by its chief financial officer;

                (d) within 5 days after the end of each week (or at such other intervals as the Company and the Agent may agree upon), (i) a Borrowing Base Certificate in the form of Exhibit D hereto, setting forth a computation of the Borrowing Base as of that week's end date, certified as correct on behalf of the Company by the Company's chief financial officer, (ii) an accounts receivable aging report, grower payables report and inventory report each in form satisfactory to the Agent, and (iii) written notice of the receipt by the Company of any notice or claim of a lien or other interest with respect to any Collateral;

                (e) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission or any governmental agency substituted therefor, or any national securities exchange, including copies of the Company's form 10-K annual report, including financial statements audited by Deloitte & Touche LLC or other independent public accountants of nationally recognized standing selected by the Company and satisfactory to the Agent, its form 10-Q quarterly report to the Securities and Exchange Commission and any Form 8-K filed by the Company with the Securities and Exchange Commission;

                (f) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed; and

                (g)    as  soon as available but in any  event by June
        30 of each year, a copy of the annual projections for the current fiscal year of the Company.

       Section 7.5. Inspection and Reviews. The Company shall, and shall cause each Subsidiary to, permit the Agent, by its representatives and agents (who may be accompanied by the Banks or their representatives and agents), to inspect any of the properties, corporate books and financial records of the Company and its Subsidiaries, to review and make copies of the books of accounts and other financial records of the Company and its domestic Subsidiaries, and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its officers at  such reasonable  times and  intervals as  the Agent  may
designate.   In  addition to  any other compensation or reimbursement to which the Agent may be entitled under the Loan Documents, the Company shall pay to the Agent from time to time upon demand the amount necessary to compensate the Agent for all fees, charges and expenses incurred by it or its designees in connection with the audits of Collateral, or inspections or review of the books, records and accounts of the Company or any Subsidiary conducted by the Agent.

       Section 7.6. Consolidation and Merger. The Company will not, and will not permit any Subsidiary to, consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the Property or stock of the other Person, or acquire substantially as an entirety the business of any other Person, provided, however, that the Company or any Subsidiary may allow any other Person to merge into it so long as:

                (a) the Company or a Subsidiary shall be the surviving entity;

                (b) the entity merging into the Company or a Subsidiary is in the same or a related line of business as the Company or such Subsidiary; and

                (c) after giving effect to such merger, no Potential Default or Event of Default shall have occurred and be continuing and the Banks shall have received a pro forma calculation of the covenants contained in Sections 7.8, 7.9 and 7.10 hereof showing that the Company is in compliance.

       Section 7.7. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into any transaction, including without limitation, the purchase, sale, lease or exchange of any Property, or the rendering of any service, with any Affiliate of the Company or such Subsidiary except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms not materially less favorable to the Company than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

       Section 7.8. Leverage Ratio. The Company will not permit its Leverage Ratio at any time to exceed 0.62 to 1.

         Section 7.9. Tangible Net Worth. The Company shall maintain its Tangible Net Worth at all times during the periods specified below in an amount not less than the minimum required amount for each period set forth below:

                (a) from the date hereof through March 31, 1996, $51,000,000; and

                (b) during each fiscal quarter of the Company thereafter, an amount equal to the minimum amount required to be maintained during the immediately preceding fiscal quarter of the Company plus an amount equal to 50% of the Company's Net Income (but not less than zero) during such immediately preceding fiscal quarter.

         Section 7.10.    Minimum Net Working Capital.   The Company will
maintain Net Working Capital at all times in an amount not less than $35,000,000.

         Section 7.11. Capital Expenditures. The Company will not, and will not permit any Subsidiary to, make or commit to make any capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied;) provided, however, that if no Event of Default or Potential Default shall exist before and after giving effect thereto, the Company and its Subsidiaries may make capital expenditures in an aggregate amount in each fiscal year of the Company not to exceed the sum of (a) $2,000,000, (b) the amount of all depreciation charges shown on the Company's audited financial statements for the immediately preceding fiscal year of the Company, (c) the amount, if any, by which such capital expenditures made by the Company in the immediately preceding fiscal year was less than the maximum amount permitted by this Section 7.11 for such preceding year excluding any amount carried over into such preceding year from prior years, and (d) capital expenditures funded exclusively with the proceeds of property insurance.

         Section 7.12.    Dividends and Certain  Other Restricted Payments.
The Company will not (a) declare or pay any dividends or make any distribution on any class of its capital stock (other than dividends payable solely in its capital stock) or (b) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock (except out of the proceeds of, or in exchange for, a substantially concurrent issue and sale of capital stock) or (c) make any other distributions with respect to its capital stock; provided, however, that if no Potential Default or Event of Default shall exist before and after giving effect thereto, the Company may pay dividends in each fiscal year of the Company commencing with the fiscal year ending March 31, 1997 in an aggregate amount not to exceed 15% of the Company's positive Net Income for the immediately preceding fiscal year.

         Section 7.13.    Liens.   The Company will not, and will not permit
any Subsidiary to, pledge, mortgage or otherwise encumber or subject to or permit to exist upon or be subjected to any lien, charge or security interest of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof), on any of its Properties of any kind or character other than:

                (a) liens, pledges or deposits for workmen's compensation, unemployment insurance, old age benefits or social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith deposits made in connection with tenders, contracts or leases to which the Company or a Subsidiary is a party or other deposits required to be made in the ordinary course of business, provided in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings and adequate reserves have been provided therefor in accordance with generally accepted accounting principles and that the obligation is not for borrowed money, customer advances, or trade payables;

                (b) the pledge of Property for the purpose of securing an appeal or stay or discharge in the course of any legal proceedings, provided that the aggregate amount of liabilities of the Company and its Subsidiaries so secured by a pledge of Property permitted under this subsection (b) including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;

                (c) liens, pledges, mortgages, security interests, or other charges granted to the Agent to secure the Notes, L/Cs or the Reimbursement Obligations;

                (d) liens, pledges, security interests or other charges now or hereafter created under the Security Agreement;

                (e) security interests or other interests of a lessor in equipment leased by the Company or any Subsidiary as lessee under any financing lease, to the extent such security interest or other interest secures rental payments payable by the Company thereunder;

                (f) liens, mortgages and security interests in (1) the capital stock of D & K Frozen Foods, Inc., and (2) the real estate, machinery and equipment, and in all licenses, permits, representations and warranties relating thereto, of the Company and its Subsidiaries, in favor of the holders of the Senior Secured Notes or a security agent or trustee on their behalf;

                (g) liens of carriers, warehousemen, mechanics and materialmen and other like liens, in each case arising in the ordinary course of the Company's or any Subsidiary's business to the extent they secure obligations that are not past due;

                (h) such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not materially impair the Property affected thereby for the purpose for which it was acquired;

                (i) liens, pledges, mortgages, security interests or other charges disclosed on Schedule 7.13 attached hereto;

                 (j) liens, security interests, pledges, mortgages or other charges in any Property other than the Collateral securing obligations in an aggregate amount not exceeding $500,000 at any time;

                 (k) statutory liens and security interests in agricultural products in favor of the producers thereof securing the purchase price of such agricultural products;

                 (l) the interests of customers who have made customer advances to the Company in Inventory permitted by Section 7.14(f); and

                 (m) liens and security interests in favor of the Existing Lenders, but only until the first Loan is made or L/C issued hereunder.

         Section 7.14. Borrowings and Guaranties. The Company will not, and will not permit any Subsidiary to, issue, incur, assume, create or have outstanding any Debt or customer advances, nor assume, be or remain liable, whether as endorser, surety, guarantor or otherwise, for or in respect of any liability, claim or indebtedness of any other Person, other than:

                 (a) indebtedness of the Company arising under or pursuant to this Agreement or the other Loan Documents;

                 (b) the liability of the Company arising out of the endorsement for deposit or collection of commercial paper received in the ordinary course of business;

                 (c) the indebtedness evidenced by the Company's Senior Secured Notes;

                 (d) trade payables of the Company arising in the ordinary course of the Company's business;

                 (e) indebtedness disclosed on the audited financial statements referred to in Section 5.3 thereof, except indebtedness to the Existing Lenders under the Existing Agreement; and

                 (f) customer advances made in the ordinary course of business.

         Section 7.15. Investments, Loans, Advances and Acquisitions. The Company will not, and will not permit any Subsidiary to, make or retain any investment (whether through the purchase of stock, obligations or otherwise) in or make any loan or advance to, any other Person, or acquire all or substantially all of the assets or business of any Person, other than:

                 (a) investments in certificates of deposit having a maturity of one year or less issued by any United States commercial bank having capital and surplus of not less than $50,000,000;

                 (b)      existing investments in Subsidiaries;

                 (c) investments in commercial paper rated P1 by Moody's Investors Service, Inc. ("Moody's") or A1 by Standard & Poor's Ratings Group ("S&P") maturing within 180 days of the date of issuance thereof;

                 (d)      marketable obligations of the United States;

                 (e) marketable obligations guaranteed by or insured by the United States, or those for which the full faith and credit of the United States is pledged for the repayment of principal and interest thereof; provided that such obligations have a final maturity of no more than one year from the date acquired by the Company;

                 (f) repurchase, reverse repurchase agreements and security lending agreements collateralized by securities of the type described in subsection (c) and having a term of no more than 90 days, provided, however, that the Company shall hold (individually or through an agent) all securities relating thereto during the entire term of such arrangement;

                 (g) loans, investments (excluding retained earnings) and advances by the Company to its Subsidiaries in an aggregate outstanding amount not to exceed $100,000 at any time;

                 (h) loans and advances to employees, officers, directors and contract growers for reasonable expenses incurred in the ordinary course of business;

                 (i)      acquisitions permitted by Section 7.6 hereof; and

                 (j) investments in money-market preferred stock issued by corporations incorporated in any of the states of the United States and rated "A" or better by Moody's or S&P.

         Section 7.16. Sale of Property. The Company will not, and will not permit any Subsidiary to, sell, lease, assign, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) all or a material part of its Property to any other Person; provided, however, that this Section shall not prohibit:

                 (a) sales of Inventory by the Company and its Subsidiaries in the ordinary course of business;

                 (b) sales or leases by the Company and its Subsidiaries of its surplus, obsolete or worn-out machinery and equipment;

                 (c) the sale of the Company's vegetable processing facilities located in Appleton, Wisconsin, Jefferson, Wisconsin, Union Grove, Wisconsin, Cobb, Wisconsin and Merrill, Wisconsin; and

                 (d) sales that are a part of sale and leaseback transactions permitted by Section 7.24 hereof.

For purposes of this Section 7.16, "material part" shall mean 5% or more of the lesser of the book or fair market value of the Property of the Company.

         Section 7.17. Notice of Suit, Adverse Change in Business or Default. The Company shall, as soon as possible, and in any event within ten (10) days after the Company learns of the following, give written notice to the Banks of
(a) any proceeding(s) that, if determined adversely to the Company or any Subsidiary could have a material adverse effect on the Properties, business or operations of the Company or such Subsidiary being instituted or threatened to be instituted by or against the Company or such Subsidiary in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign); (b) any material adverse change in the business, Property or condition, financial or otherwise, of the Company or any Subsidiary; and (c) the occurrence of a Potential Default or Event of Default.

         Section 7.18. ERISA. The Company will, and will cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a lien against any of its Property and will promptly notify the Agent of (i) the occurrence of any reportable event (as defined in ERISA) which might result in the termination by the PBGC of any Plan covering any officers or employees of the Company or any Subsidiary any benefits of which are, or are required to be, guaranteed by PBGC, (ii) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, and (iii) its intention to terminate or withdraw from any Plan. The Company will not, and will not permit any Subsidiary to, terminate any Plan or withdraw therefrom unless it shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any liability to PBGC resulting from such termination or withdrawal.

         Section 7.19. Use of Loan Proceeds. The Company will use the proceeds of all Loans and L/Cs made or issued hereunder solely to refinance existing Debt and to finance its working capital requirements. The Company shall not use any part of the proceeds of any of the Loans or of the L/Cs directly or indirectly to purchase or carry any margin stock (as defined in Section 5.5 hereof) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

         Section 7.20. Conduct of Business and Maintenance of Existence. The Company will, and will cause each Subsidiary to, continue to engage in business of the same general type as now conducted by it, and the Company will, and will cause each Subsidiary to, preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of business.

         Section 7.21. Compliance with Laws, etc. The Company will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation) (a) compliance with all

Environmental Laws, (b) the registration pursuant to the Federal Food Security Act of 1985, as amended, with the Secretary of State of each State in which are produced any farm products purchased by the Company and which has established a central filing system, as a buyer of farm products produced in such state, and the maintenance of each such registration, (c) compliance with all applicable rules and regulations promulgated by the United States Department of Agriculture and all similar applicable state rules and regulations, and (d) compliance with all rules and regulations promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended.

         Section 7.22. Environmental Covenant. The Company will, and will cause each of its Subsidiaries to:

                 (a) use and operate all of its facilities and Properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all hazardous materials in material compliance with all applicable Environmental Laws;

                 (b) immediately notify the Agent and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the condition of its facilities and Property or compliance with Environmental Laws, and shall promptly cure and have dismissed, to the reasonable satisfaction of the Required Banks, any actions and proceedings relating to compliance with Environmental Laws unless and to the extent that the same are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves in form and amount reasonably satisfactory to the Required Banks have been established, provided that no proceedings to foreclose any lien which is attached as security therefor shall have been commenced unless such foreclosure is stayed by the filing of an appropriate bond in a manner satisfactory to the Agent; and

                 (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 7.22.

         Section 7.23. New Subsidiaries. The Company will not, directly or indirectly, create or acquire any Subsidiary.

         Section 7.24. Sale and Leasebacks. The Company will not, and will not permit any Subsidiary to, enter into any arrangement with any lender or investor providing for the leasing by the Company or any Subsidiary of any Property previously owned by the Company or any Subsidiary, except (a) such transactions entered into to finance capital expenditures permitted by Section 7.11, and (b) such transactions if the entire proceeds of such transaction are applied first to the repayment of any Debt secured by liens and security interests in the Property involved in such transaction until all such Debt has been fully paid, and then to the repayment of Loans and Reimbursement Obligations outstanding hereunder.

         Section 7.25. Seasonal Clean-Up. The Company shall not allow the aggregate principal amount of all Loans and Reimbursement Obligations outstanding hereunder to exceed either (a) $20,000,000 for a period of 30 consecutive days during the period ending July 31, 1996, and (b) $15,000,000 for a period of 30 consecutive days during each annual period ending on any July 31 occurring thereafter.

         Section 7.26. Subsidiary Assets and Operations. The Company will not permit any Subsidiary to conduct any business or operations or own any Property, except as described in Section 5.2 hereof.

         Section 7.27. Compliance with Federal Food Security Act. The Company will register, pursuant to Section 13.24(c)(2)(D) of the Federal Food Security Act, with the Secretary of State of each state in which are produced farm products purchased by the Company and which has established or hereafter establishes a central filing system, as a buyer of farm products produced in such state, and the Company will maintain each such registration in full force and affect; and the Company will give written notice to the Agent, no later than 30 days after the end of each fiscal quarter of the Company, of each state in which it is required to file a registration under the Federal Food Security Act, accompanied by evidence that the Company has made such required filings.

         Section 7.28. Additional Trademark Collateral. The Company will provide to the Agent within 30 days of acquiring any trademarks, tradenames, or tradestyles, or making any trademark applications, a Trademark Agreement in the same form as the Trademark Collateral Agreement of even date herewith executed and delivered in satisfaction of Section 6.2(d) hereof, in form suitable for registration with United States Patent and Trademark Office, covering all such new property.

SECTION 8. EVENTS OF DEFAULT AND REMEDIES.

         Section 8.1. Definitions. Any one or more of the following shall constitute an Event of Default:

                 (a) Default in the payment when due of (i) any interest on or principal of any Note or Reimbursement Obligation, whether at the stated maturity thereof or as required by Section 2.4 hereof or at any other time provided in this Agreement, or (ii) any fee or other amount payable by the Company pursuant to this Agreement, and the continuation under this clause (ii) thereof for 5 days;

                 (b) Default in the observance or performance of any covenant set forth in Sections 2.6, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11,
         7.12, 7.13, 7.14, 7.15, 7.16, 7.17, 7.19, 7.20, 7.23, 7.24 and 7.25,
         inclusive, hereof, or of any provision of the Security Agreement requiring the maintenance of insurance on the Collateral subject thereto or dealing with the use or remittance of proceeds of such Collateral;

                 (c) Default in the observance or performance of any covenant set forth in Sections 7.4 or 7.5 of this Agreement and such default shall continue for 5 days after written notice thereof to the Company by any Bank;

                 (d) Default in the observance or performance of any other covenant, condition, agreement or provision hereof or any of the other Loan Documents and such default shall continue for 30 days after written notice thereof to the Company by any Bank;

                 (e) Default shall occur under any evidence of indebtedness in a principal amount exceeding $500,000 issued or assumed or guaranteed by the Company, or under any mortgage, agreement or other similar instrument under which the same may be issued or secured and such default shall continue for a period of time sufficient to permit the acceleration of maturity of any indebtedness evidenced thereby or outstanding or secured thereunder or any such indebtedness shall have been declared or become due and payable as a result of any such default;

                 (f) Any representation or warranty made by the Company or any Subsidiary herein or in any Loan Document or in any statement or certificate furnished by it pursuant hereto or thereto, proves untrue in any material respect as of the date made or deemed made pursuant to the terms hereof;

                 (g) Any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $500,000 shall be entered or filed against the Company or any Subsidiary or against any of their respective Property or assets and remain unbonded, unstayed and undischarged for a period of 45 days from the date of its entry;

                 (h) Any reportable event (as defined in ERISA) which constitutes grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any such Plan, shall have occurred; or any such Plan shall be terminated; or a trustee shall be appointed by the appropriate United States District Court to administer any such Plan; or the PBGC shall institute proceedings to administer or terminate any such Plan;

                 (i) The Company or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the Bankruptcy Code of 1978, as amended, (ii) admit in writing its inability to pay, or not pay, its debts generally as they become due or suspend payment of its obligations, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property,
         (v) file a petition seeking relief or institute any proceeding seeking to have entered against it an order for relief under the Bankruptcy Code of 1978, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshalling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or (vi) fail to contest in good faith any appointment or proceeding described in Section 8.1(j) hereof;

                 (j) A custodian, receiver, trustee, conservator, liquidator or similar official shall be appointed for the Company, any Subsidiary or any substantial part of its respective Property, or a proceeding described in Section 8.1(i)(v) shall be instituted against the Company or any Subsidiary and such appointment continues undischarged or any such proceeding continues undismissed or unstayed for a period of 60 days;

                 (k) The Security Agreement, or any part thereof, shall cease to be valid and binding on any party thereto, or any party to the Security Agreement shall terminate, disavow, repudiate or breach any of its obligations under the Security Agreement; or

                 (l)      The occurrence of a Change of Control.

         Section 8.2. Remedies for Non-Bankruptcy Defaults. When any Event of Default, other than an Event of Default described in subsections (i) and (j) of
Section 8.1 hereof, has occurred and is continuing, the Agent, if directed by the Required Banks, shall give notice to the Company and take any or all of the following actions: (i) terminate the remaining Revolving Credit Commitments hereunder on the date (which may be the date thereof) stated in such notice,
(ii) declare the principal of and the accrued interest on the Notes and unpaid Reimbursement Obligations to be forthwith due and payable and thereupon the Notes and unpaid Reimbursement Obligations including both principal and interest, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind, and (iii) proceed to foreclose against any Collateral under the Security Agreement, take any action or exercise any remedy under the Loan Documents or exercise any other action, right, power or remedy permitted by law. Any Bank may exercise the right of set off with regard to any deposit accounts or other accounts maintained by the Company with any of the Banks.

         Section 8.3. Remedies for Bankruptcy Defaults. When any Event of Default described in subsections (i) or (j) of Section 8.1 hereof has occurred and is continuing, then the Notes and all Reimbursement Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate.

         Section 8.4. L/Cs. Promptly following the acceleration of the maturity of the Notes pursuant to Section 8.2 or 8.3 hereof, the Company shall immediately pay to the Agent for the benefit of the Banks the full aggregate amount of all outstanding L/Cs. The Agent shall hold all such funds and proceeds thereof as additional collateral security for the obligations of the Company to the Banks under the Loan Documents. The amount paid under any of the L/Cs for which the Company has not reimbursed the Banks shall bear interest from the date of such payment at the default rate of interest specified in Section 1.3(c)(i) hereof.

SECTION 9. CHANGE IN CIRCUMSTANCES REGARDING EURODOLLAR LOANS.

         Section 9.1. Change of Law. Notwithstanding any other provisions of this Agreement or any Note to the contrary, if at any time after the date hereof with respect to Eurodollar Loans, any Bank shall determine in good faith that any change in applicable law or regulation or in the interpretation thereof makes it unlawful for such Bank to make or continue to maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby, such Bank shall promptly give notice thereof to the Company to such effect, and such Bank's obligation to make, relend, continue or convert any such affected Eurodollar Loans under this Agreement shall terminate until it is no longer unlawful for such Bank to make or maintain such affected Loan. The Company shall prepay the outstanding principal amount of any such affected Eurodollar Loan made to it, together with all interest accrued thereon and all other amounts due and payable to the Banks under Section 9.4 of this Agreement, on the earlier of the last day of the Interest Period applicable thereto and the first day on which it is illegal for such Bank to have such Loans outstanding; provided, however, the Company may then elect to borrow the principal amount of such affected Loan by means of another type of Loan available hereunder, subject to all of the terms and conditions of this Agreement.

         Section 9.2. Unavailability of Deposits or Inability to Ascertain the Adjusted Eurodollar Rate. Notwithstanding any other provision of this Agreement or any Note to the contrary, if prior to the commencement of any Interest Period any Bank shall determine (i) that deposits in the amount of any Eurodollar Loan scheduled to be outstanding are not available to it in the relevant market or (ii) by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate, then such Bank shall promptly give telephonic or telex notice thereof to the Company, the Agent and the other Banks (such notice to be confirmed in writing), and the obligation of the Banks to make, continue or convert any such Eurodollar Loan in such amount and for such Interest Period shall terminate until deposits in such amount and for the Interest Period selected by the Company shall again be readily available in the relevant market and adequate and reasonable means exist for ascertaining the Adjusted Eurodollar Rate. Upon the giving of such notice, the Company may elect to either (i) pay or prepay, as the case may be, such affected Loan or (ii) reborrow such affected Loan as another type of Loan available hereunder, subject to all terms and conditions of this Agreement.

         Section 9.3. Taxes and Increased Costs. With respect to the Eurodollar Loans, if any Bank shall determine in good faith that any change in any applicable law, treaty, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, treaty, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over such Bank or its lending branch or the Eurodollar Loans contemplated by this Agreement (whether or not having the force of law) ("Change in Law") shall:

                 (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against assets held by, or deposits in or for the account of, or Loans by, or any other acquisition of funds or disbursements by, such Bank (other than reserves included in the determination of the Adjusted Eurodollar
         Rate);

                 (ii) subject such Bank, any Eurodollar Loan or any Note to any tax (including, without limitation, any United States interest equalization tax or similar tax however named applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, stamp tax, fee, deduction or withholding in respect of this Agreement, any Eurodollar Loan or any Note except such taxes as may be measured by the overall net income of such Bank or its lending branch and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Bank's principal executive office or its lending branch is located;

                 (iii) change the basis of taxation of payments of principal and interest due from the Company to such Bank hereunder or under any Note (other than by a change in taxation of the overall net income of such Bank); or

                 (iv) impose on such Bank any penalty with respect to the foregoing or any other condition regarding this Agreement, any Eurodollar Loan or any Note;

and such Bank shall determine that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Bank of making or maintaining any Eurodollar Loan hereunder or to reduce the amount of principal or interest received by such Bank, then the Company shall pay to such Bank from time to time as specified by such Bank such additional amounts as such Bank shall reasonably determine are sufficient to compensate and indemnify it for such increased cost or reduced amount. If any Bank makes such a claim for compensation, it shall provide to the Company a certificate setting forth such increased cost or reduced amount as a result of any event mentioned herein specifying such Change in Law, and such certificate shall be conclusive and binding on the Company as to the amount thereof except in the case of manifest error. Upon the imposition of any such cost, the Company may prepay any affected Loan, subject to the provisions of Sections 2.3 and 9.4 hereof.

         Section 9.4. Funding Indemnity. (a) In the event any Bank shall incur any loss, cost, expense or premium (including, without limitation, any loss of profit and any loss, cost, expense or premium incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Bank to fund or maintain any Eurodollar Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such
Bank) as a result of:

                 (i) any payment or prepayment of a Eurodollar Loan on a date other than the last day of the then applicable Interest Period;

                 (ii) any failure by the Company to borrow, continue or convert any Eurodollar Loan on the date specified in the notice given pursuant to Section 1.5 hereof; or

                 (iii) the occurrence of any Event of Default resulting in the acceleration of any Eurodollar Loans;

then, upon the demand of such Bank, the Company shall pay to such Bank such amount as will reimburse such Bank for such loss, cost or expense.

         (b) If any Bank makes a claim for compensation under this Section 9.4, it shall provide to the Company a certificate setting forth the amount of such loss, cost or expense in reasonable detail and such certificate shall be conclusive and binding on the Company as to the amount thereof except in the case of manifest error.

         Section 9.5. Lending Branch. Each Bank may, at its option, elect to make, fund or maintain its Eurodollar Loans hereunder at the branch or office specified opposite its signature on the signature page hereof or such other of its branches or offices as such Bank may from time to time elect, subject to the provisions of Section 1.5(b) hereof.

         Section 9.6. Discretion of Bank as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood however, that for the purposes of this Agreement all determinations hereunder shall be made as if the Banks had actually funded and maintained each Eurodollar Loan during each Interest Period for such Loan through the purchase of deposits in the relevant interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate, as the case may be, for such Interest Period.

         SECTION 10. THE AGENT.

         Section 10.1. Appointment and Powers. Harris Trust and Savings Bank is hereby appointed by the Banks as Agent under the Loan Documents, including but not limited to the Security Agreement, wherein the Agent shall hold a security interest for the benefit of the Banks, solely as the Agent of the Banks, and each of the Banks irrevocably authorizes the Agent to act as the Agent of such Bank. The Agent agrees to act as such upon the express conditions contained in this Agreement.

         Section 10.2. Powers. The Agent shall have and may exercise such powers hereunder as are specifically delegated to the Agent by the terms of the Loan Documents, together with such powers as are incidental thereto. The Agent shall have no implied duties to the Banks, nor any obligation to the Banks to take any action under the Loan Documents except any action specifically provided by the Loan Documents to be taken by the Agent.

         Section 10.3. General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Banks or any Bank for any action taken or omitted to be taken by it or them under the Loan Documents or in connection therewith except for its or their own gross negligence or willful misconduct.

         Section 10.4. No Responsibility for Loans, Recitals, etc. The Agent shall not (i) be responsible to the Banks for any recitals, reports, statements, warranties or representations contained in the Loan Documents or furnished pursuant thereto, (ii) be responsible for the payment or collection of or security for any Loans or Reimbursement Obligations hereunder except with money actually received by the Agent for such payment, (iii) be bound to ascertain or inquire as to the performance or observance of any of the terms of the Loan Documents, (iv) be obligated to determined or verify the existence, eligibility or value of any Collateral, or the correctness of any Borrowing Base Certificate or compliance certificate, or (v) be responsible to the Banks for the enforceability or validity of any of the Loan Documents or for the existence, creation, attachment, perfection or priority of any security interest in the Collateral.

         Section 10.5. Right to Indemnity. The Banks hereby indemnify the Agent for any actions taken in accordance with this Section 10, and the Agent shall be fully justified in failing or refusing to take any action hereunder, unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action, other than any liability which may arise out of Agent's gross negligence or willful misconduct.

         Section 10.6. Action Upon Instructions of Banks. The Agent agrees, upon the written request of the Required Banks or all of the Banks, as the case may be, to take any action of the type specified in the Loan Documents as being within the Agent's rights, duties, powers or discretion. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with written instructions signed by the Required Banks or all of the Banks, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and on all holders of the Notes. In the absence of a request by the Required Banks or all of the Banks, as the case may be, the Agent shall have authority, in its sole discretion, to take or not to take any action, unless the Loan Documents specifically require the consent of the Required Banks or all of the Banks.

         Section 10.7. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder by or through agents (other than employees) and attorneys-in-fact and shall not be answerable to the Banks, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it in good faith and with reasonable care. The Agent shall be entitled to advice and opinion of legal counsel concerning all matters pertaining to the duties of the agency hereby created.

         Section 10.8. Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of legal counsel selected by the Agent.

         Section 10.9. May Treat Payee as Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any person, firm or corporation who at the time of making such request or giving such authority or consent is the holder of any such Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note issued in exchange therefor.

         Section 10.10. Agent's Reimbursement. Each Bank agrees to reimburse the Agent pro rata in accordance with its Commitment Percentage for any reasonable out-of-pocket expenses (including fees and charges for field audits) not reimbursed by the Company (a) for which the Agent is entitled to reimbursement by the Company under the Loan Documents and (b) for any other reasonable out-of-pocket expenses incurred by the Agent on behalf of the Banks, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and for which the Agent is entitled to reimbursement by the Company and has not been reimbursed.

         Section 10.11. Rights as a Lender. With respect to its commitment, Loans made by it, L/Cs issued by it and the Notes issued to it, Harris shall have the same rights and powers hereunder as any Bank and may exercise the same as though it were not the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Harris in its individual capacity. Harris and each of the Banks may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Company as if it were not the Agent or a Bank hereunder, as the case may be.

         Section 10.12. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 5.3 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Loan Documents. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         Section 10.13. Resignation of Agent. Subject to the appointment of a successor Agent, the Agent may resign as Agent for the Banks under this Agreement and the other Loan Documents at any time by sixty days' notice in writing to the Banks. Such resignation shall take effect upon appointment of such successor. The Required Banks shall have the right to appoint a successor Agent who shall be entitled to all of the rights of, and vested with the same powers as, the original Agent under the Loan Documents. In the event a successor

Agent shall not have been appointed within the sixty day period following the giving of notice by the Agent, the Agent may appoint its own successor. Resignation by the Agent shall not affect or impair the rights of the Agent under Sections 10.5 and 10.10 hereof with respect to all matters preceding such resignation. Any successor Agent must be a Bank holding a Revolving Credit Commitment for its own account of not less than $12,500,000.

         Section 10.14. Removal of Agent. Subject to the appointment of a successor Agent, the Required Banks, with the consent of the Company (which consent will not be unreasonably withheld) if no Event of Default shall have occurred and be continuing and without the Company's consent if an Event of Default shall have occurred and be continuing, may remove the Agent for the Banks under this Agreement at any time by 30 days' notice in writing to the Agent. Such removal shall take effect upon appointment of such successor. The Required Banks shall have the right to appoint a successor Agent who shall be entitled to all of the rights of, and vested with the same powers as, the original Agent under the Loan Documents. In the event a successor Agent shall not have been appointed within the thirty day period following the giving of notice to the Agent, the Agent may appoint its own successor. The removal of the Agent shall not affect or impair the rights of the Agent under Sections
11.5 and 11.10 hereof with respect to all matters preceding such removal. Any successor Agent must meet the eligibility criteria set forth in Section 10.13 hereof.

         Section 10.15. Duration of Agency.  The agency established by Section
10.1 hereof shall continue, and Sections 10.1 through and including Section
10.14 shall remain in full force and effect, until the Notes and all other amounts due hereunder and thereunder, including without limitation all Reimbursement Obligations, shall have been paid in full and the Banks' commitments to extend credit to or for the benefit of the Company shall have terminated or expired.

         Section 10.16. Certain Notices. The Agent shall promptly (a) deliver to each of the Banks a copy of any written notice of the occurrence of an Event of Default under this Agreement received by the Agent and any schedules, reports or other written information relating to the Collateral received by the Agent, and (b) give written notice to the Banks if the amount of the Agent's Revolving Credit Commitment held for the Agent's own account becomes less than $5,000,000.

SECTION 11. MISCELLANEOUS.

         Section 11.1. Amendments and Waivers. Any term, covenant, agreement or condition of this Agreement or any other Loan Documents may be amended only by a written amendment executed by the Company, the Required Banks and, if the rights or duties of the Agent are affected thereby, the Agent, or compliance therewith only may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the Required Banks and, if the rights or duties of the Agent are affected thereby, the Agent, provided, however, that without the consent in writing of the holders of all outstanding Notes and unpaid Reimbursement Obligations and the issuer of any L/C, or all Banks if no Notes, L/Cs or Reimbursement Obligations are outstanding, no such amendment or waiver shall

(i) change the amount or postpone the date of payment of any scheduled payment or required prepayment of principal of the Notes or reduce the rate or extend the time of payment of interest on the Notes, or reduce the amount of principal thereof, or modify any of the provisions of the Notes with respect to the payment or prepayment thereof, (ii) give to any Note any preference over any other Notes, (iii) amend the definition of Required Banks, (iv) alter, modify or amend the provisions of this Section 11.1, (v) change the amount (individually or in the aggregate) or term of any of the Banks' Revolving Credit Commitments or reduce or postpone any fee or other amount coming due to the Banks under this Agreement or any of the other Loan Documents, (vi) alter, modify, waive or amend the provisions of Sections 1.9, 6 or 9 of this Agreement, (vii) alter, modify or amend any Bank's right hereunder to consent to any action, make any request or give any notice, (viii) change the advance rates under the Borrowing Base or the definitions of "Borrowing Base", "Eligible Inventory" or "Eligible Receivables," or waive the deduction of the Secured Grower Payables from the Borrowing Base, or (ix) release any Collateral under the Security Agreement or release or discharge any guarantor of the Company's Obligations to the Banks, in each case, unless such release or discharge is permitted or contemplated by the Loan Documents. Any such amendment or waiver shall apply equally to all Banks and the holders of the Notes and Reimbursement Obligations and shall be binding upon them, upon each future holder of any Note and Reimbursement Obligation and upon the Company whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived.

         Section 11.2. Waiver of Rights. No delay or failure on the part of the Agent or any Bank or on the part of the holder or holders of any Note or Reimbursement Obligation in the exercise of any power or right shall operate as a waiver thereof, nor as an acquiescence in any Potential Default or Event of Default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies hereunder of the Agent, the Banks and of the holder or holders of any Notes are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

         Section 11.3. Several Obligations. The commitments of each of the Banks hereunder shall be the several obligations of each Bank and the failure on the part of any one or more of the Banks to perform hereunder shall not affect the obligation of the other Banks hereunder, provided that nothing herein contained shall relieve any Bank from any liability for its failure to so perform. In the event that any one or more of the Banks shall fail to perform its commitment hereunder, all payments thereafter received by the Agent on the principal of Loans and Reimbursement Obligations hereunder, whether from any Collateral or otherwise, shall be distributed by the Agent to the Banks making such additional Loans ratably as among them in accordance with the principal amount of additional Loans made by them until such additional Loans shall have been fully paid and satisfied. All payments on account of interest shall be applied as among all the Banks ratably in accordance with the amount of interest owing to each of the Banks as of the date of the receipt of such interest payment.

         Section 11.4. Non-Business Day. (a) If any payment of principal or interest on any Domestic Rate Loan shall fall due on a day which is not a Business Day, interest at the rate such Loan bears for the period prior to maturity shall continue to accrue on such principal from the stated due date thereof to and including the next succeeding Business Day on which the same is payable.

         (b) If any payment of principal or interest on any Eurodollar Loan shall fall due on a day which is not a Business Day, the payment date thereof shall be extended to the next date which is a Business Day and the Interest Period for such Loan shall be accordingly extended, unless as a result thereof any payment date would fall in the next calendar month, in which case such payment date shall be the next preceding Business Day.

         Section 11.5. Survival of Indemnities. All indemnities and all provisions relative to reimbursement to the Banks of amounts sufficient to protect the yield to the Banks with respect to Eurodollar Loans, including, but not limited to, Sections 9.3 and 9.4 hereof, shall survive the termination of this Agreement and the payment of the Notes and Reimbursement Obligations.

         Section 11.6. Documentary Taxes. The Company agrees to pay all documentary or similar taxes payable in respect of this Agreement or any of the other Loan Documents, including interest and penalties, in the event any such taxes are assessed irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

         Section 11.7. Survival of Representations. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and of the Notes, and shall continue in full force and effect with respect to the date as of which they were made and as reaffirmed on the date of each borrowing or request for L/C and as long as any credit is in use or available hereunder.

         Section 11.8. Notices. Unless otherwise expressly provided herein, all communications provided for herein shall be in writing or by telex and shall be deemed to have been given or made when served personally, when an answer back is received in the case of notice by telex or telecopy or 2 days after the date when deposited in the United States mail (registered, if to the Company) addressed if to the Company to 1055 Corporate Center Drive, Oconomowoc, Wisconsin 53066, Attention: Stephen Theobald; if to the Agent or Harris at 111 West Monroe Street, Chicago, Illinois 60690, Attention:
Agribusiness Division; and if to any of the Banks, at the address for each Bank set forth under its signature hereon; or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section 11.8.

         Section 11.9. Costs and Expenses; Indemnity. The Company agrees to pay on demand all costs and expenses of the Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement, the Notes and the other instruments and documents to be delivered hereunder or in connection with the transactions contemplated hereby, including the fees and expenses of Messrs. Chapman and Cutler, special counsel to the Agent; all costs and expenses of the Agent (including attorneys' fees) incurred in connection with any consents or waivers hereunder or amendments hereto, and all reasonable costs and expenses (including attorneys' fees), if any, incurred by the Agent, the Banks or any other holders of a Note or any Reimbursement Obligation in connection with the enforcement of this Agreement or the Notes and the other instruments and documents to be delivered hereunder. The Company agrees to indemnify and save harmless the Banks and the Agent from any and all liabilities, losses, costs and expenses incurred by the Banks or the Agent in connection with any action, suit or proceeding brought against the Agent or any Bank by any Person which arises out of the transactions contemplated or financed hereby or by the Notes, or out of any action or inaction by the Agent or any Bank hereunder or thereunder, except for such thereof as is caused by the gross negligence or willful misconduct of the party indemnified. The provisions of this Section 11.9 shall survive payment of the Notes and Reimbursement Obligations and the termination of the Revolving Credit Commitments hereunder.

         Section 11.10. Counterparts. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument. One or more of the Banks may execute a separate counterpart of this Agreement which has also been executed by the Company, and this Agreement shall become effective as and when all of the Banks have executed this Agreement or a counterpart thereof and lodged the same with the Agent.

         Section 11.11. Successors and Assigns. This Agreement shall be binding upon each of the Company, the Guarantors and the Banks and their respective successors and assigns, and shall inure to the benefit of the Company, and each of the Banks and the benefit of their respective successors and assigns, including any subsequent holder of any Note or Reimbursement Obligation. The Company may not assign any of its rights or obligations hereunder without the written consent of the Banks.

         Section 11.12. No Joint Venture. Nothing contained in this Agreement shall be deemed to create a partnership or joint venture among the parties hereto.

         Section 11.13. Severability. In the event that any term or provision hereof is determined to be unenforceable or illegal, it shall deemed severed herefrom to the extent of the illegality and/or unenforceability and all other provisions hereof shall remain in full force and effect.

         Section 11.14. Table of Contents and Headings. The table of contents and section headings in this Agreement are for reference only and shall not affect the construction of any provision hereof.

         Section 11.15. Participants and Note Assignors. Each Bank shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made, and/or Revolving Credit Commitment and participations in L/Cs and Reimbursement Obligations held, by such Bank at any time and from time to time, and to assign its rights under such Loans, participations in L/Cs and Reimbursement Obligations or the Notes evidencing such Loans to one or more other Persons; provided that no such participation or assignment shall relieve any Bank of any of its obligations under this Agreement, and any agreement pursuant to which such participation or assignment of a Note or the rights thereunder is granted shall provide that the granting Bank shall retain the sole right and responsibility to enforce the obligations of the Company under the Loan Documents, including, without limitation, the right to approve any amendment, modification or waiver of any provision thereof, except that such agreement may provide that such Bank will not agree without the consent of such participant or assignee to any modification, amendment or waiver of this Agreement or the other Loan Documents that would (A) increase any Revolving Credit Commitment of such Bank, or (B) reduce the amount of or postpone the date for payment of any principal of or interest on any Loan or Reimbursement Obligation or of any fee payable hereunder in which such participant or assignee has an interest or (C) reduce the interest rate applicable to any Loan or other amount payable in which such participant or assignee has an interest or (D) release any collateral security for or guarantor for any of the Company's Obligations under the Loan Documents, and provided further that no such assignee or participant shall have any rights under this Agreement except as provided in this Section 11.15, and the Agent shall have no obligation or responsibility to such participant or assignee, except that nothing herein provided is intended to affect the rights of an assignee of a Note to enforce the Note assigned. Any party to which such a participation or assignment has been granted shall have the benefits of Section 1.9, Section 9.3 and Section 9.4 hereof but shall not be entitled to receive any greater payment under any such Section than the Bank granting such participation or assignment would have been entitled to receive with respect to the rights transferred. Any Bank assigning any Note hereunder shall give prompt notice thereof to the Company and the Agent, who shall in each case only be required to treat such assignee of a Note as the holder thereof after receipt of such notice. The Company authorizes each Bank to disclose to any purchaser or prospective purchaser of an interest in its Loans or Reimbursement Obligations owed to it or its Revolving Credit Commitment under this Section
11.15 any financial or other information pertaining to the Company.

         Section 11.16. Assignment of Commitments by Bank. Each Bank shall have the right at any time, with the prior consent of the Company and the Agent (which consent will not be required in the case of an assignment to another Bank or an affiliate of the assigning Bank and otherwise will not be unreasonably withheld), to sell, assign, transfer or negotiate all or any part of its Revolving Credit Commitment to one or more commercial banks or other financial institutions; provided that such assignment is in an amount of at least $10,000,000 or, if less, the entire remaining Revolving Credit Commitment of the assigning Bank. Upon any such assignment, and its notification to the Agent, the assignee shall become a Bank hereunder, all Loans, Reimbursement Obligations and the Revolving Credit Commitment it thereby holds shall be governed by all the terms and conditions hereof, and the Bank granting such assignment shall have its Revolving Credit Commitment and its obligations and rights in connection therewith, reduced by the amount of such assignment. Upon each such assignment the Bank granting such assignment shall pay to the Agent for the Agent's sole account a fee of $2,500. The Company authorizes each Bank to disclose to any purchaser or prospective purchaser of an interest in its Loans or Reimbursement Obligations owed to it or its Revolving Credit Commitment under this Section 11.16 any financial or other information pertaining to the Company.

         Section 11.17. Sharing of Payments. Each Bank agrees with each other Bank that if such Bank shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise ("Set-Off"), on any Loan, Reimbursement Obligation or other amount outstanding under this Agreement in excess of its ratable share of payments on all Loans, Reimbursement Obligations and other amounts then outstanding to the Banks, then such Bank shall purchase for cash at face value, but without recourse, ratably from each of the other Banks such amount of the Loans and Reimbursement Obligations held by each such other Bank (or interest therein) as shall be necessary to cause such Bank to share such excess payment ratably with all the other Banks; provided, however, that if any such purchase is made by any Bank, and if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Bank's ratable share of any such Set-Off shall be determined by the proportion that the aggregate principal amount of Loans and Reimbursement Obligations then due and payable to such Bank bears to the total aggregate principal amount of Loans and Reimbursement Obligations then due and payable to all the Banks. Each Bank agrees that any set-off made by such Bank shall be applied first to all Loans and Reimbursement Obligations outstanding under the Loan Documents until they are paid in full and then to any other indebtedness, obligations and liabilities of the Company to such Bank.

         Section 11.18. Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior or contemporaneous agreements, whether written or oral, with respect thereto are superseded hereby.

         Section 11.19. Governing Law. This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois.

         SECTION 11.20.   SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS AND OF ANY ILLINOIS STATE COURT SITTING IN THE CITY OF CHICAGO FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY, THE AGENT AND EACH BANK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN A LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall be a contract between us for the purposes hereinabove set forth.

         Dated as of May 22, 1995.


                                                 STOKELY USA, INC.


                                                 By  STEPHEN W. THEOBALD
                                                     -----------------------
                                                     Its  Vice Chairman
                                                     -----------------------

Accepted and Agreed to as of the day and year last above written.



                                HARRIS TRUST AND SAVINGS BANK
                                  individually and as Agent



                                By
                                   -----------------------
                                   Its Vice President



                                Address:    111 West Monroe Street
                                            Chicago, Illinois 60690
                                Attention:  Agribusiness Division



                                MERCANTILE BANK OF ST. LOUIS
                                  NATIONAL ASSOCIATION



                                By Wayne C. Lewis
                                   -----------------------
                                Its   Vice President
                                   -----------------------



                                Address:    Mercantile Tower
                                            St. Louis, Missouri 63166
                                Attention:
                                            -----------------------



                                SANWA BUSINESS CREDIT CORPORATION

                                By  Michael J. Coe
                                   -----------------------

                                Its  Vice   President
                                   -----------------------

                                Address:    One South Wacker Drive
                                            Chicago, Illinois 60606
                                Attention:
                                            -----------------------



                                GENERAL ELECTRIC CAPITAL CORPORATION

                                By Shawn Pettel
                                   ---------------------------
                                Its Region Operations Manager
                                   ---------------------------

                                Address:    105 West Madison Street
                                            Suite 1500
                                            Chicago, Illinois 60602

                                Attention:
                                            -----------------------

                                   EXHIBIT A



                               STOKELY USA, INC.



                         SECURED REVOLVING CREDIT NOTE



$________________                                                   May 22, 1995

        FOR VALUE RECEIVED, the undersigned, STOKELY USA, INC., a Wisconsin corporation (the "Company"), promises to pay to the order of________________ (the "Lender") on July 31, 1998, at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of ____________ or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on July 31, 1998, together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates specified in said Credit Agreement.

        The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, whether each Loan is a Domestic Rate Loan or a Eurodollar Loan and, with respect to Eurodollar Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.

        This Note is one of the Revolving Notes referred to in and issued under that certain Secured Credit Agreement dated as of May 22, 1995, among the Company, Harris Trust and Savings Bank, as Agent, and the lenders named therein, as amended from time to time (the "Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including without limitation the collateral security provided pursuant to the Security Agreement (as defined in the Credit Agreement), to which Credit Agreement and Security Agreement reference is hereby made for a statement thereof and a statement of the terms and conditions upon which the Agent may exercise rights with respect to such collateral. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

        Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement and the Security Agreement.

        The undersigned hereby expressly waives diligence, presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and notice of any other kind.

        IT IS AGREED THAT THIS NOTE AND THE RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.



                                                STOKELY USA, INC.

                                                By _____________________________
                                                   Its_________________________

                                   EXHIBIT B



                                  May 22, 1995


Harris Trust and Savings Bank
Chicago, Illinois

General Electric Capital Corporation
Chicago, Illinois

Sanwa Business Credit Corporation
Chicago, Illinois

Mercantile Bank of St. Louis National
  Association
St. Louis, Missouri


Ladies and Gentlemen:

        We have served as counsel to Stokely USA, Inc., a Wisconsin corporation (the "Borrower"), in connection with the execution and delivery of the instruments and documents identified on Exhibit A to this letter (collectively the "Loan Documents," individual Loan Documents and other capitalized terms used below being hereinafter referred to by the designations appearing on Exhibit A).

        We have examined originals or copies, certified or otherwise identified to our satisfaction, of all such corporate records of the Borrower, agreements and other instruments, certificates of officers of the Borrower, certificates of public officials, and other documents which we have deemed relevant and necessary to render this opinion. In rendering this opinion, we have assumed the genuineness of all signatures (other than those of officers of the Borrower), the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies, the due execution of the Loan Documents by, and the enforceability of the Loan Documents against, you, and the legal capacity of all natural persons. Whenever this

May 22, 1995
Page 2


opinion refers to matters within our "knowledge," "known to us," or of which we "know," such reference is limited to (i) the representations and warranties of the Borrower contained in the Loan Documents; and (ii) facts within our actual knowledge after an inquiry of the attorneys of this firm who have provided legal services to the Borrower in connection with the Loan Documents, without further inquiry. Furthermore, we have not undertaken any further factual investigation of the business, properties, agreements, or litigation of the Borrower for purposes of rendering this opinion.

        Based upon the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

        1. The Borrower is a corporation existing under the laws of the State of Wisconsin and, based solely on a certificate of status of the Wisconsin Secretary of State, (a) has filed with the Wisconsin Secretary of State during its most recently completed report year the required annual report; (b) is not the subject of a proceeding under Wisconsin Statutes Section
180.1421 to cause its administrative dissolution; and (c) Articles of Dissolution of the Borrower have not been filed with such Secretary of State.

        2. The Borrower has the corporate power and authority to execute, deliver, and perform its obligations under the Loan Documents.

        3. The execution and delivery of the Loan Documents and the performance by the Borrower of their terms do not and will not (i) contravene any provisions of the Articles of Incorporation or Bylaws of the Borrower; (ii) based on our knowledge of the business, operations, and properties of the Borrower, contravene any presently existing provision of any law applicable to the Borrower; (iii) contravene any provision of any agreement known to us under which the Borrower has borrowed money (except for such violation or default as has been waived or consented to by the relevant party thereto); (iv) to our knowledge, result in the creation or imposition of any lien upon any of the property of the Borrower except pursuant to the Loan Documents; or (v) require the consent or approval of, or any filing or registration with, any governmental body, agency, or authority other than the filing of the Financing Statement.

May 22, 1995
Page 3

        4. The Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or, to our knowledge, controlled by such a company.

        5. The Borrower is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        6. The Loan Documents have been duly authorized by all necessary corporate action (no stockholder approval being required), have been executed and delivered by the Borrower, and constitute valid and binding agreements of the Borrower enforceable against it in accordance with their respective terms.

        7. The Security Agreement is adequate to create and provide for the liens and security interests contemplated thereby for the benefit and security of all the indebtedness secured thereby. The description of the Collateral set forth in the Financing Statement is sufficient to perfect, and upon the due filing thereof in the office of the Wisconsin Secretary of State will perfect, a security interest in the items and types of Collateral in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code of the State of Wisconsin as in effect on the date hereof (the "UCC") to the extent that (i) Wisconsin is the proper state for filing; (ii) the Collateral consists of the type of property for which a security interest may be perfected by filing a financing statement in Wisconsin under the UCC; and (iii) any part of the Collateral or the proceeds or products thereof does not constitute trust property or a trust fund which by virtue of federal or state law is not subject to the claims, liens, or security interests of creditors.

        8. To our knowledge, there is no action, suit, proceeding, or investigation at law or in equity before or by any court or public body pending or threatened against or affecting the Borrower or any of its assets and properties which, if adversely determined, could result in any material adverse change in the properties, business, operations, or financial condition of the Borrower or in the value of the collateral security for your loans and other credit accommodations to the Borrower except as described in Schedule 5.4 to the Secured Credit Agreement.

May 22, 1995
Page 4

        9. The rates of interest provided for under the Loan Documents and any other amounts payable thereunder that would constitute interest would not violate any usury law of the State of Wisconsin.

        All of the foregoing opinions are subject to the following additional assumptions, limitations, and qualifications:

        (a) We express no opinion as to the effect of the compliance or noncompliance by you with any state or federal laws or regulations applicable to you because of legal or regulatory status or the nature of your business.

        (b) Our opinions relating to the enforceability of the Loan Documents are subject to and limited by:

                 (i) Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, marshalling, and other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally;

                 (ii) Limitations imposed by general principles of equity upon the specific enforceability of any of the remedies or other provisions of such documents and upon the availability of injunctive relief and other equitable remedies (regardless of whether enforcement is considered in proceedings at law or in equity);

                 (iii) The qualification that certain provisions of the Loan Documents are or may be unenforceable in whole or in part under the laws of the State of Wisconsin, but the inclusion of such provisions does not render the Loan Documents invalid as a whole and there exist either in the Loan Documents or under applicable law adequate remedies for the practicable realization of the principal legal rights and benefits intended to be provided thereby (except for the economic consequences of any delay resulting from such unenforceability); and

                 (iv) Such enforcement is subject to recent court decisions which may require lenders to act reasonably and in good faith in exercising their rights and remedies under the Loan Documents.

May 22, 1995
Page 5


        (c) We render no advice concerning and do not express any opinion as to:

                  (i)     the priority of any security interest; or

                 (ii) items of Collateral which by operation of law cannot be subject to a consensual security interest.

        (d) We express no opinion as to the following:

                 (i)      the Borrower's rights in or title to the Collateral;

                (ii)      any security interest that is terminated or released;

               (iii) the effect of noncompliance with the federal Assignment of Claims Act; or

                (iv) future advances other than loans made or to be made pursuant to the terms of the Secured Credit Agreement.

        (e) In the case of property which becomes Collateral after the date hereof, (i) Section 547 of the United States Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred so a security interest in after-acquired property may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by
Section 547; (ii) Chapter 128 of the Wisconsin Statutes contains a four-month preference provision that may apply to after-acquired property; and (iii)
Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

        (f) In the case of any interest in or claim in or under any policy of insurance covering the Collateral, the security interest of the secured party therein is limited to proceeds payable to the named insured (and not to any other party named as loss payee under such policy) by reason of loss or damage to the collateral insured under such insurance policies.

May 22, 1995
Page 6


        (g) In the case of all Collateral in which the security interest of the secured party has been perfected by the filing of the Financing Statement,
Article 9 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings in order to maintain the effectiveness of the filings referred to in this paragraph.

        (h) The duties to exercise reasonable care in the custody and preservation of the Collateral in a secured party's possession and to deal with and dispose of the collateral in a commercially reasonable manner as required by the UCC may not be disclaimed by agreement, waived, or released.

We call to your attention that the perfection of the above security interests will be terminated (i) as to any Collateral acquired by the Borrower more than four months after the Borrower so changes its name, identity, or corporate structure as to make any financing statements filed against such party seriously misleading, unless new appropriate financing statements indicating the new name, identity, or corporate structure of such party are properly filed before the expiration of such four months; (ii) as to any Collateral consisting of accounts or general intangibles, four months after the Borrower changes its chief executive office to a new jurisdiction outside Wisconsin unless such security interests are perfected in such new jurisdiction before that termination; (iii) as against buyers of items of the Collateral consisting of goods of the Borrower sold in the ordinary course of business; and (iv) as to Collateral otherwise disposed of by the Borrower if such disposition is authorized under the Loan Documents.

        We express no opinion as to (i) any provision affording indemnification to you; (ii) provisions imposing penalties, forfeitures, or increases in rates of interest upon delinquency in any payment or upon any breach or default under the Loan Documents; or (iii) broadly stated waivers of presentment, protest, demand, notice, appraisement, valuation, stay, extension, moratorium, redemption, marshalling of assets, or other rights granted by law to the extent such waivers or rights are held to be against public policy or prohibited by law.

        This opinion deals only with the specific legal issues that it explicitly addresses and no opinion shall be implied as to matters not so addressed. The opinions expressed herein are

May 22, 1995
Page 7

specifically limited to the laws of the State of Wisconsin and the federal laws of the United States. The opinions expressed herein are given as of the date of this letter and are intended to apply only to those facts and circumstances that exist as of the date hereof, and we assume no obligation or responsibility to update or supplement this opinion to reflect any facts or circumstances occurring after the date hereof that would alter the opinions contained herein. This opinion is rendered solely for your information and assistance in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.



                                                              Sincerely,

                                                      MICHAEL, BEST & FRIEDRICH

                                  EXHIBIT A



                              THE LOAN DOCUMENTS



        (Except as noted below, all Loan Documents are dated as of May 22, 1995. Harris Trust and Savings Bank ("Harris") in its capacity as agent under the Secured Credit Agreement is referred to below as the "Agent" and Harris in its individual capacity, together with General Electric Capital Corporation ("GECC"), Mercantile Bank of St. Louis National Association ("Mercantile") and Sanwa Business Credit Corporation ("SBCC") are referred to below as the "Banks.")

        1. Secured Credit Agreement by and among the Borrower, the Agent, and the Banks.

        2. Secured Revolving Credit Note of the Borrower payable to the order of Harris in the principal amount of $20,000,000.

        3. Secured Revolving Credit Note of the Borrower payable to the order of GECC in the principal amount of $27,500,000.

        4. Secured Revolving Credit Note of the Borrower payable to the order of Mercantile in the principal amount of $5,000,000.

        5. Secured Revolving Credit Note of the Borrower payable to the order of SBCC in the principal amount of $12,500,000.

        6. Security Agreement Re: Accounts Receivable and Inventory from the Borrower to the Agent for the benefit of itself and the Banks (the "Security Agreement").

        7. Application and Agreement for Irrevocable Standby Letter of Credit dated May 17, 1995 from the Borrower to Harris.

        8. Trademark Collateral Agreement from the Borrower to the Agent for the benefit of itself and the Banks.

        9. UCC financing statement to be filed in the office of the Wisconsin Secretary of State (the "Financing Statement").

                                  EXHIBIT C



                              STOKELY USA, INC.

                            COMPLIANCE CERTIFICATE

        This Compliance Certificate is furnished to Harris Trust and Savings Bank, as agent (the "Agent"), pursuant to that certain Secured Credit Agreement dated as of May 22, 1995 by and among Stokely USA, Inc. (the "Company"), Harris Trust and Savings Bank and the other lenders parties thereto (the "Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

        THE UNDERSIGNED HEREBY CERTIFIES THAT:

        1.  I am the duly elected _______________________________ of the
Company;

        2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company during the accounting period covered by the attached financial statements;

        3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Potential Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

        4. If attached financial statements are being furnished pursuant to Section 7.4(a) or (b) of the Agreement, Schedule I attached hereto sets forth financial data and computations, evidencing the Company's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

        Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take with respect to each such condition or event:


                  _________________________________________

                  _________________________________________

        The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________day of ________________________, 19__ .



                                            STOKELY USA, INC.



                                            By _________________________________
                                               Its______________________________

                                  SCHEDULE I

                              STOKELY USA, INC.

                         Compliance Calculations for
                  Credit Agreement Dated as of May 22, 1995



SECTION 7.8      LEVERAGE RATIO

         (a)     Funded Debt....................................     $____

         (b)     Funded Debt plus Tangible Net Worth............     $____
                 TOTAL..........................................     $____

                             (a)/(b)  ..........................      ____ *


*Required to not exceed 0.62 to 1.

Compliance........................   Yes____   No_____

SECTION 7.9     TANGIBLE NET WORTH

         (a)    Net Worth.......................................     $____

         (b)    Intangible Assets...............................     $____
                (a)-(b).........................................      ____ *



         Tangible Net Worth.....................................     $____ *

*Required to be no less than $________during this compliance period.

Compliance........................   Yes____   No_____

SECTION 7.10    NET WORKING CAPITAL

         (a)    Current Assets..................................     $____

         (b)    Current Liabilities.............................     $____
                (a)-(b).........................................      ____ *

*Required to be no less than $35,000,000.

Compliance........................   Yes____   No_____

                                  EXHIBIT D



                              STOKELY USA, INC.



                          BORROWING BASE CERTIFICATE
                          as of____________________
                               ($000's omitted)


        This Borrowing Base Certificate is furnished to Harris Trust and Savings Bank, as agent (the "Agent"), pursuant to that certain Secured Credit Agreement dated as of May 22, 1995, by and among Stokely USA, Inc. (the "Company"), Harris Trust and Savings Bank and the other lenders parties thereto (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Certificate have the meanings ascribed thereto in the Agreement.

        THE UNDERSIGNED HEREBY CERTIFIES THAT:

                1.  I am the duly elected ______________ of the Company.

                2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, the attached computation of the Borrowing Base as defined in Section 4.1 of the Agreement.

                3. No change of name, corporate identity or address of the chief executive office of the Company has occurred.

                4. The information above and any attached exhibits do not contain any untrue statement of material fact or omit a material fact, either individually or in aggregate, that would make the information or any attached exhibits misleading.



                                                        STOKELY USA, INC.



                                                        By_____________________
                                                          Its__________________

                              STOKELY USA, INC.
                          BORROWING BASE CERTIFICATE



                 GROSS    NON PRIME   PRIME    ADVANCE %             BORROWING
                                                                     BASE

ACCOUNTS         _______  _________   ______   ________              _________
RECEIVABLE
INVENTORY        _______  _________   ______   ________   _________  _________  __________

TOTAL            _______  _________   ______                         _________









BORROWING BASE                        ________              ________
LOAN BALANCE              05-May-95   ________   Sum        ________
L.O.C. RESERVE                        ________
AVAILABLE AMOUNT                      ________



                    GROSS     NON PRIME   PRIME   ADVANCE %         ADVANCE

CANNED RAW MATERIAL _____     _________   ______  ________          _________
FG CANNED           _____     _________   ______  ________          _________
FROZEN RAW MATERIAL _____     _________   ______  ________          _________
FG FROZEN           _____     _________   ______  ________          _________

                    _____     _________   ______                    _________



NON PRIME - CANNED

SEED INVENTORY                         _____________
CANNERY RETAIL INVENTORY               _____________
PLASTIC INVENTORY                      _____________
GLASS INVENTORY                        _____________
BOX INVENTORY                          _____________
LABEL INVENTORY                        _____________
FARM SUPPLIES                          _____________
FACTORY SUPPLIES                       _____________
SUBTOTAL RAW MATERIALS                 _____________


NON-PRIME FINISHED GOODS CANNED

GROWER PAYABLES                                       Jan 31 Trial Balance    _____________
GROWER PAYMENTS                                                               _____________
MONTH TO DATE INCREASE IN GROWER PAYABLE                                      _____________

GRADE 8 & 9                                                                   _____________

SUBTOTAL NP FINISHED                                                          _____________

TOTAL NON PRIME CANNED                                                        _____________



NONPRIME - FROZEN

SEED INVENTORY                         _____________

HANDLING AND STORAGE                   _____________
BOX INVENTORY                          _____________
POLYBAG INVENTORY                      _____________
FROZEN TOTE INVENTORY                  _____________
FROZEN OVERWRAP                        _____________
FARM SUPPLIES                          _____________
FACTORY SUPPLIES                       _____________
INGREDIENTS                            _____________

SUBTOTAL                               _____________


GROWER PAYABLES                                       Jan 31 Trial Balance    _____________
GROWER PAYMENTS                                                               _____________
ESTIMATED MONTH TO DATE INCREASE IN GROWERS                                   _____________
20% OF U INVENTORY                                                            _____________
ALL OF Z INVENTORY                                                            _____________

SUBTOTAL                                                                      _____________


                                     DOLLARS       UNITS     VARIABLE COST PER
                                                             CASE OR POUND

FINISHED GOODS CANNED PER RPT        ________     ________   ___________

                                     ________     ________   ___________

BURDEN RATE                          ________     ________   ___________

CANNED FINISHED GOODS W/BURDEN       ________     ________   ___________

FINISHED GOODS FROZEN PER RPT        ________     ________   ___________
BURDEN RATE                          ________     ________   ___________

FROZ FINISHED GOODS W/BURDEN         ________


                 TOTAL     NON PRIME   PRIME   ADVANCE%   ADVANCE

PRIVATE LABEL    _____     _________   ______  ________   _________
BRAND            _____     _________   ______  ________   _________
FROZEN           _____     _________   ______  ________   _________
                 _____     _________   ______  ________   _________

                 _____     _________   ______             _________






                           PRIVATE     BRAND    FROZEN    TOTAL

OVER 90 DAYS               _______     _______  _______   _______               ___________
CROSS AGE                  _______     _______  _______   _______               ___________

FOREIGN <90                _______     _______  _______   _______               ___________
LESS FOREIGN ALLOWED       _______     _______  _______   _______               ___________
GOVERNMENT                 _______     _______  _______   _______               ___________
LESS GOV'T ALLOWED         _______     _______  _______   _______               ___________
AGED REC. - PACKER FOODS   _______     _______  _______   _______               ___________



                                  EXHIBIT E


                  APPLICATION AND AGREEMENT FOR IRREVOCABLE
                           STANDBY LETTER OF CREDIT


                                                         Date _________________
International Operations Division                        SPL  _________________
Harris Trust and Savings Bank
P.O. Box 755
111 West Monroe Street
Chicago, Illinois 60690

Gentlemen:

We request you to open and transmit by cable/airmail your Irrevocable Letter of Credit in favor of:






available by their drafts, drawn at sight on: Harris Trust and Savings Bank, or not exceeding a total of:
accompanied by the following document(s):






Drafts drawn under this Letter of Credit must be drawn and presented together with accompanying documentation at your principal office in Chicago, Illinois not later than:

In consideration of your issuing at our request your Irrevocable Letter of Credit (hereinafter called "Credit") on the terms mentioned above:

1. We hereby agree to pay you in immediately available and freely transferable funds the amount of each draft or acceptance drawn under, or purporting to be drawn under, the Credit, such payment to be made at the maturity of each respective draft or acceptance.

2. Payment shall be made by us at your office in Chicago, Illinois in lawful money of the United States, provided that, if a draft or other request for payment under the Credit is drawn in a currency other than United States currency, we shall pay the equivalent in United States currency, at the rate of exchange then current in Chicago for cable transfers to the place of payment in the currency in which drawing was made, as determined by you and notified to us, or, if you so request of us at your option, we shall pay you the amount of such drawing in the currency in which the drawing was made in a place, form and manner acceptable to you.

 5. We agree that in the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other modification of the terms of the Credit, at the request of any of us, with or without notification to the others, or in the event of any increase in the amount of the Credit at our request, this agreement shall be binding upon us with regard to the credit extended, increased or otherwise modified, to drafts, documents and property covered thereby, and to any action taken by you or any of your correspondents, in accordance with such extension, increase or other modification.

 6. The users of the Credit shall be deemed our agents and we assume all risks of their acts, omissions, or misrepresentations. Neither you nor your correspondents shall be responsible for the validity, sufficiency, truthfulness, or genuineness of any documents even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; for failure of any draft to bear any reference or adequate reference to the Credit, or failure of any person to note the amount of any draft on the reverse of the Credit, or to surrender or to take up the Credit as required by the terms of the Credit; each of which provisions, if contained in the Credit itself, it is agreed may be waived by you, or for errors, omissions, interruptions or delays in transmission or delivery of any message, by mail, cable, telegraph, wireless, or otherwise, whether or not they be in cipher; nor shall you be responsible for any error, neglect or default of any of your correspondents; and none of the above shall affect, impair or prevent the vesting of any of your rights or powers hereunder, in furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, we agree that any action taken by you or by any correspondent of yours under or in connection with the Credit or the relative drafts, documents or property, if taken in good faith, shall be binding on us and shall not put you or your correspondent under any resulting liability to us; and we make like agreement as to any inaction or omission, unless in breach of good faith, except for acts caused by gross negligence or willful misconduct.

 8. You shall not be deemed to have waived any of your rights hereunder, unless you or your authorized agent shall have signed such waiver in writing. No such waiver, unless expressly as stated therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, or as to any continuance of a breach after such waiver.

 9. The word "property", as used in this agreement, includes goods, merchandise, securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed, and any right or interest therein.

10. Without limiting the foregoing hereof, we agree that all property belonging to any of us, now or at any time hereafter delivered, deposited, conveyed, transferred, assigned or paid to you, or coming into your possession or into the possession of any one for you in any manner whatsoever, whether expressly as security for any obligations or liabilities of us to you or otherwise, are hereby made and shall be and constitute collateral security for any and all obligations and liabilities, absolute or contingent, due or to become due, which are now or may at any time hereafter be owing by us or any one or more of us to you.

11. Without limiting the foregoing and in addition to the provisions of paragraph numbered 6 hereof, you are hereby expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms of said Credit without regard to, and without any duty on your part to inquire into, the existence of any dispute or controversies between any of the undersigned, the beneficiary of the Credit or any other person, firm or corporation, or the respective rights, duties or liabilities of any of them or whether any facts or occurrences represented in any of the documents presented under the Credit are true or correct. Furthermore, we fully understand and agree that your sole obligation to us shall be limited to honoring requests for payment made under and in compliance with the terms of the Credit and this application and your obligation remains so limited even if you may have assisted us in the preparation of the wording of the Credit or any documents required to be presented thereunder or you may otherwise be aware of the underlying transaction giving rise to the Credit and this application. In addition, and without limiting any of the other provisions hereof, you and your correspondents may (a) act in reliance upon any oral, telephonic, telegraphic, electronic or written request or notice believed by you or your relevant correspondent in good faith to have been authorized by us or any one of us, whether or not given or signed by an authorized person, and (b) receive, accept or pay as complying with the terms of the Credit any drafts or other document, otherwise in order, that may be signed by, or Issued to, the administrator or executor of, or the trustee in bankruptcy of, or the receiver for any of the property of, or any other person or entity acting as the representative of, in the place of or as the successor in interest to, the party in whose name the Credit provides that any drafts or other documents should be drawn or issued.

12. If this agreement is signed by one party, the terms "we," "our," "us," shall be read throughout as "I," "my," "me," as the case may be. If this agreement is signed by two or more parties, it shall constitute the joint and several agreement of such parties. This agreement shall be deemed to be made under and shall in all respects be governed by the law of the State of Illinois. The Credit and, to the extent not inconsistent with the laws of the State of Illinois, this agreement will be subject to the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP"), except that Article 41 and 43 of the UCP (1993 Revision) published by the International Chamber of Commerce as Publication No. 500 shall not apply nor shall any equivalent provision in any future version of the UCP.

                                         Very truly yours,

                                         ________________________________
  For Bank Use Only                      (Firm's name, if applicable)

                                         By    __________________________
                                         Title __________________________

  ______________________  ___________    By    __________________________
  Signatures Approved by  Date           Title __________________________

                                 SCHEDULE 5.2

                                 SUBSIDIARIES



                                         JURISDICTION OF          PERCENTAGE
      NAME                               INCORPORATION            OWNERSHIP

1.  Oconomowoc Canning Company, Inc.       Wisconsin                 100%

2.  Ocono International, Ltd.              U.S. Virgin Islands       100%

3.  ANC Express, Inc.                      Iowa                      100%

4.  D & K Frozen Foods, Inc.               Washington                100%

5.  Stokely U.K. Limited                   England                   100%

                                 Schedule 5.4

                                  LITIGATION

1. Walter Reinholdt v. Stokely USA, Inc. (Law No. C2017 in the Iowa District Court for Franklin County, Iowa)

        This is an action brought by plaintiff for damages of $56,633.43 plus interest and costs. The claim is based on the Company's alleged negligence in connection with the storage of dark red kidney beans at its plant in Ackley, Iowa. The Company denies liability.

        This case was tried to a jury in July of 1994, and a verdict was returned which found no liability on the part of the Company. Plaintiff has, however, appealed to the Court of Appeals of the State of Iowa. A decision on that appeal is expected later this year.

        Davis, Hockenberg, Wine, Brown, Koehn & Shors of Des Moines, Iowa represents the Company in this matter.

2. Kurt Boehm v. Stokely USA, Inc., et al. (Case No. 93-L-003414 in the Circuit Court of Cook County, Illinois)

        This action was filed in April of 1993 and is for personal injuries suffered by plaintiff in a boiler explosion that occurred at the Company's plant in Hoopeston, Illinois while plaintiff was present as a business invitee.

        The Company has liability insurance in force for this claim through Crum and Forster Commercial Insurance Co., and the Company's defense has been undertaken by Crum and Forster Insurance Co. through the law firm of Crystal, Heytow and Warnick, P.C. of Chicago, IL.

3. Robert Potratz and James Potratz v. Stokely USA, Inc. (Case No. 93-CV-811 in the Circuit Court of Winnebago County, Wisconsin.)

        This action sought damages of $180,000 on a breach of contract claim plus punitive damages of an unstated amount. The Company denied liability, and the case was tried to a jury in April of 1995. The jury found that the Company breached the contract and returned a damage verdict of $73,283 against the Company.

        The Company has filed motions after verdict to set aside or reduce the damages to $34,788. These motions are schedled to be heard by the court on May 11, 1995. The Company plans to appeal if the verdict as to damages is not set aside. Robert Brill, general counsel of the Company, represents the Company in this action.

4. Renee Estrada v. Arnold Bowman and Stokely USA, Inc. (Cause No. C-1327-94-D, Hidalgo County, Texas District Court).

        This action was filed on March 18, 1994 and is an action for damages based on plaintiff's claim that he was wrongfully discharged as an employee at the Company's plant in McAllen, Texas. There is no substance to the plaintiff's claim. Damages sought include lost earnings and punitive damages. The Complaint, however, fails to state a specific damage amount. The exposure is minimal.

        The Company is represented by the law firm of Adams and Graham, L.L.P. of Harlingen, Texas in this action.

5. Baker's Best Frozen Commodities Co., v. Stokely USA, Inc. et al. (Case No. BC102425 Los Angeles County Superior Court).

        This action was filed on April 11, 1994 and seeks compensatory and punitive damages arising from an alleged breach of contract. The amount of damages is not stated in the Complaint but is generally represented to be in excess of $500,000; of which sum the compensatory damage claim comprises a small part. Stokely USA, Inc. denies liability.

        A tentative settlement has been reached which is in the process of being reduced to writing. Pursuant to this settlement, the Company will forgive outstanding invoices owed it by Plaintiff in the amount of $16,700 and will provide $15,000 of trade discounts to Plaintiff in each of the next 3 years.

        The Company is represented in this action by Lane, Powell, Spears and Lubersky of Los Angeles, California.

6. Duane C. Klingler v. Stokely USA, Inc. (Case No. CI-95-046 in the Common Pleas Court of Paulding County, Ohio).

        This action was filed in March of 1995 and claims that the Company breached a warehouse lease agreement with Plaintiff. Damages of $44,000 are claimed.

        The Company has denied liability. Glenn Troth of Paulding, Ohio represents the Company in this action.

7. Pedro Rodriguez v. Stokely USA, Inc. (Case No. C94-3057 in the United States District Court for the Northern District of Iowa).

        This action was filed in August of 1994 and claims that the Company breached an employment agreement with Plaintiff. Damages are unstated in the complaint but are estimated by the Company to be less than $5,000.

        The Company has denied liability. No trial date has been set. Robert Brill, general counsel of the Company, represents the Company in this action.

8. Philip D. Freeman v. Stokely USA, Inc. (Case No. 95-C-003 in the United States District Court for the Eastern District of Wisconsin).

        This is a class action lawsuit which was filed on January 3, 1995, in the United States District Court for the Eastern District of Wisconsin, by Philip D. Freeman, a Minnesota resident, against the Company, all of the individual members of the Board of Directors of the Company (in both their capacity as a member of the Board of Directors and as an executive officer, as applicable), William Blair & Company and Dain Bosworth, Inc. The plaintiff brought the action pursuant to Sections 11, 12(2) and 15 of the Securities Act of 1934, as amended, and Rule 10b-5 promulgated thereunder. The plaintiff alleges that he sustained losses in connection with his purchase of shares of Common Stock of the Company following a secondary offering by the Company during the period from October 17, 1994 to December 19, 1994, as a result of defendants' alleged misleading statements and omission to state material facts. The complaint seeks rescission and/or compensatory damages, and costs and expenses related to the bringing of the lawsuit. The Company believes that the allegations are without merit or substance.

        The Company retained the law firm of Gibbs, Roper, Loots and Williams of Milwaukee, Wisconsin to represent the Company and its officers. The Company has retained the law firm of Michael, Best & Friedrich of Milwaukee, Wisconsin, to represent the Company's non-employee directors. The Company has Directors and Officers Liability Insurance coverage through two carriers with total coverage of $10,000,000, less retention of $250,000. The Company has negotiated allocation of defense costs with the primary carrier assuming 75% of such costs and the Company 25% after the retention.

        Motions for dismissal of the Complaint have been filed on behalf of all defendants and remain pending.

9. Daniel J. Sweeney v. Stokely USA, Inc., et al. (Case No. 95-C-0501) in the United States District Court for Eastern District of Wisconsin).

        This case was filed on 5/10/95 and served 5/17/95. It is a class action suit arising from the same events as the Freeman case.

        The Company has retained the law firm of Gibbs, Roper, Loots & Williams of Milwaukee, Wisconsin to represent it and its employees named as defendants.


                      ADMINISTRATIVE PROCEEDINGS PENDING

1. Cynthia A. Spencer v. Stokely USA, Inc. (Case No. CP 08-92-22838 Iowa Civil Rights Commission)

        Cynthia A. Spencer filed a complaint with the Iowa Civil Rights Commission in August of 1992. She claims that she was not hired in 1992 as a mechanic due to her gender. There is no substance to her complaint which remains under investigation by the Iowa Civil Rights Commission.

        The Company is represented in this matter by its general counsel, Robert Brill.

2. John Areklet v. Stokely USA, Inc. (PACA N-7964 in the United States Department of Agriculture)

        John Areklet filed a complaint with the United States Department of Agriculture in February of 1995 which claims the Company violated the Perishable Agricultural Commodities Act by rejecting a quantity of green beans grown under contract with the Company by Mr. Areklet in 1994. Mr. Areklet claims damages of $12,474.

        Stokely has denied liability. An administrative decision on the claim is forthcoming. The Company is represented in this matter by its general counsel, Robert Brill.

3. Robert Van der Zanden v. Stokely USA, Inc. (PACA N-8003 in the United States Department of Agriculture).

        Robert Van der Zanden filed a complaint with the United States Department of Agriculture in March of 1995 which claims the Company violated the Perishable Agricultural Commodities Act by rejecting a quantity of green beans grown under contract with the Company by Mr. Van der Zanden in 1994. Mr. Van der Zanden claims damages of $5,770.

        Stokely has denied liability. An administrative decision on the claim is forthcoming. The Company is represented in this matter by its general counsel, Robert Brill.

                            THREATENED LITIGATION


1. Middleton Refuse Hideaway. The Company has been named as a potentially responsible party with regard to the Middleton Refuse Hideaway Landfill Site in Dane County, Wisconsin. The Company believes its responsibility, if any, is de minimus on the basis that it contributed no hazardous materials to the landfill site and an insignificant volume of materials in a volumetric ranking scheme.

         The Company joined with several other de minimus parties to retain the law firm of Michael Best and Friedrich of Madison, Wisconsin to represent it with regard to this matter; although there is no legal action pending against the Company at this time. The Company is currently negotiating a de minimus settlement.

                                 SCHEDULE 5.15

                   FARM PRODUCT PURCHASES AND REGISTRATIONS



                                                      States in Which The
                                                      Company is Registered
States in Which Farm         Central Filing System    Under the Federal Food
Products are Purchased              (Yes/No)                Security Act
- ----------------------               ------                 ------------

Wisconsin                              NO

Illinois                               NO

Iowa                                   NO

Texas                                  NO

Washington                             NO

Florida                                NO

Michigan                               NO

Minnesota                              YES                     Minnesota

Missouri                               NO

                                SCHEDULE 7.13

                               PERMITTED LIENS




Jurisdiction        Type of Search      Search Date      File Number        Filing Date        Secured Party        Collateral
- ------------        --------------      -----------      -----------        -----------         ------------        ----------
Arkansas            UCC
Secretary of
State

Pulaski County,     UCC
AR

Illinois            UCC
Secretary of
State

                                                         3077203            01/25/93            Heekin Can, Inc.     Inventory:
                                                                                                                     Ready to fill
                                                                                                                     cans

Indiana Secretary   UCC
of State
                                                         1812696            11/12/93            Packer Foods,        Inventory
                                                                                                Inc.                 produced by
                                                                                                                     Packer Foods,
                                                                                                                     Inc. and A/R
                                                                                                                     generated by
                                                                                                                     its sale

Iowa Secretary      UCC                 04/26/95         K363187            05/26/92            Heekin Can, Inc.     Ready to fill
of State                                                                                                             cans

                                                         K405321            11/16/92            Leasing              LEASE: Specific
                                                                                                Dynamics, Inc.       equipment

                                                         k430927            01/26/93            Heekin Can, Inc.     Ready to fill
                                                                                                                     cans

Michigan            UCC                 04/19/95         C677593            01/25/93            Heekin Can, Inc.     Inventory:
Secretary of                                                                                                         Ready to fill
State                                                                                                                cans



Jurisdiction        Type of Search      Search Date      File Number        Filing Date         Secured Party        Collateral
- ------------        --------------      -----------      -----------        -----------         -------------        ----------
Minnesota           UCC                 05/02/95         1504490            05/26/92            Heekin Can, Inc.     Inventory:
Secretary of                                                                                                         Ready to fill
State                                                                                                                cans

                                                         1510939            06/22/92            Budach               Tractors
                                                                                                Implement, Inc.
                                                                                                assigned to Case
                                                                                                Credit, a
                                                                                                division of Case
                                                                                                Corporation

Missouri            UCC
Secretary of
State

Greene County,      UCC
MO

New York            UCC
Department of
State

Albany County,      UCC
NY

Oklahoma            UCC
County Clerk,
OK

Oregon              UCC
Secretary of
State

Tennessee           UCC
Secretary of
State

Texas Secretary     UCC
of State

                                                         9400224522         11/18/94            LDI Corporation      LEASE: Specific
                                                                                                                     equipment

Virginia State      UCC
Corporation
Commission


Jurisdiction        Type of Search      Search Date      File Number        Filing Date         Secured Party        Collateral
- ------------        --------------      -----------      -----------        -----------         -------------        ----------
Indep. City of      UCC
Richmond, VA

Washington          UCC                 04/24/95         92-188-0990        07/06/92            Industrial           (1) Hyster Lift
Department of                                                                                   Finance              truck
Licensing                                                                                       Company

                                                         92-353-9651        12/18/92            Industrial           ASSIGNMENT:
                                                         ASSIGNMENT                             Finance              to CIT Group/
                                                                                                Company              Equipment
                                                                                                                     Financing, Inc.

                                                         94-144-0173        05/24/94            Hyster Sales         (1) Hyster Lift
                                                                                                Company              truck

                                                         95-090-0314        03/31/95            Container            Specific
                                                                                                Corporation of       equipment/
                                                                                                America              machinery

                                                         95-090-0315        03/31/95            Container            Specific
                                                                                                Corporation of       equipment/
                                                                                                America              machinery

                                                         95-090-0316        03/31/95            Container            Specific
                                                                                                Corporation of       machinery/
                                                                                                America              equipment

                                                         95-090-0317        03/31/95            Container            Specific
                                                                                                Corporation of       machinery/
                                                                                                America              equipment

                                                         95-090-0318        03/31/95            Container            Specific
                                                                                                Corporation of       machinery/
                                                                                                America              equipment

                                                         95-090-0319        03/31/95            Container            Specific
                                                                                                Corporation of       machinery/
                                                                                                America              equipment

Wisconsin           UCC                 12/07/94         845203             05/01/86            First Bank           (2) Forklifts
Secretary of                                                                                    (N.A.), as           w. clamps
State                                                                                           Trustee


Jurisdiction        Type of Search      Search Date      File Number        Filing Date        Secured Party        Collateral
- ------------        --------------      -----------     -----------         -----------        -------------        ----------
                                                         1171913            12/28/90            First Bank           CONTINUATION
                                                         CONTINUATION                           (N.A.), as
                                                                                                Trustee

                                                         1007611            08/23/88            Village of           Specific
                                                                                                Poynette             furniture,
                                                                                                assigned to First    machinery,
                                                                                                Bank (N.A.), as      equipment paid
                                                                                                Trustee              for by proceeds
                                                                                                                     of $6,000,000
                                                                                                                     Village of
                                                                                                                     Poynette Indus.
                                                                                                                     Revenue Bonds

                                                         1296582            08/10/92            First Bank           ASSIGNMENT
                                                         ASSIGNMENT                             (N.A.), as           to Nations Bank
                                                                                                Trustee              of Virginia,
                                                                                                                     N.A.

                                                         1369947            07/28/93            NationsBank of       CONTINUATION
                                                         CONTINUATION                           Virginia, N.A.

                                                         1158190            10/12/90            Port of Walla        (1) FMC
                                                                                                Walla Public         pressure cooker
                                                                                                Corporation
                                                                                                assigned to First
                                                                                                Bank (N.A.), as
                                                                                                Trustee

                                                         1303747            09/18/92            Port of Walla        ASSIGNMENT
                                                         ASSIGNMENT                             Walla Public         to Nations Bank
                                                                                                Corporation          of Virginia,
                                                                                                assigned to First    N.A.
                                                                                                Bank (N.A.), as
                                                                                                Trustee

                                                         1315321            11/17/92            First Bank           ASSIGNMENT
                                                         ASSIGNMENT                             (N.A.), as           to Nations Bank
                                                                                                Trustee              of Virginia,
                                                                                                                     N.A.

                                                         1216491            07/11/91            American             LEASE: (1)
                                                                                                Industrial           Omega phone
                                                                                                Leasing              system



Jurisdiction      Type of Search      Search Date      File Number        Filing Date         Secured Party        Collateral
- ------------      --------------      -----------      ----------         ------------        -------------        ----------
                                                       1107349            01/25/90            Key                  Key Color-sort
                                                                                              Technology, Inc.     system

                                                       822029             01/02/86            First Bank           Machinery,
                                                                                              (N.A.), as           equipment,
                                                                                              Trustee              fixtures, other
                                                                                                                   personal
                                                                                                                   property from
                                                                                                                   proceeds from
                                                                                                                   sale of $6.5MM
                                                                                                                   Jefferson,
                                                                                                                   Wisconsin
                                                                                                                   Indus. Develop.
                                                                                                                   Revenue Bonds

                                                       1170976            12/21/90            First Bank           CONTINUATION
                                                       CONTINUATION                           (N.A.), as
                                                                                              Trustee

                                                       1296533            08/10/92            First Bank           ASSIGNMENT
                                                       ASSIGNMENT                             (N.A.), as           to Nations Bank
                                                                                              Trustee              of Virginia,
                                                                                                                   N.A.

                                                       1331277            02/08/93            GTE Leasing          LEASE: Norstar
                                                                                              Corp.                Telephone
                                                                                                                   System

                                                       1328653            01/26/93            Heekin Can, Inc.     Inventory--
                                                                                                                   "Cans", "Ends"
                                                                                                                   i.e. "Containers"

                                                       1094129            11/14/89            Thorstad             Motorola
                                                                                              Leasing, Inc.        Cellular phone

                                                       1313536            11/09/92            Packer Foods,        Inventory
                                                                                              Inc.                 produced by
                                                                                                                   Packer Foods
                                                                                                                   and accounts
                                                                                                                   generated by sale
                                                                                                                   of such

                                                       1152613            09/13/90            Orix Credit          LEASE: Specific
                                                                                              Alliance, Inc.       equipment



Jurisdiction        Type of Search      Search Date      File Number       Filing Date         Secured Party        Collateral
- ------------        --------------      -----------      -----------       -----------         -------------        ----------
                                                         1298316           08/19/92            Orix Credit          RELEASE:
                                                         RELEASE                               Alliance, Inc.       Specific leased
                                                                                                                    equipment

                                                         1155291           09/27/90            Leasing              LEASE: Specific
                                                                                               Dynamics, Inc.       equipment

                                                         0751194813        04/05/91            Leasing              LEASE: Specific
                                                                                               Dynamics, Inc.       office equipment

                                                         1340380           03/17/93            IBM                  Specific IBM
                                                                                                                    equipment for
                                                                                                                    $269,886

                                                         1340382           03/17/93            IBM                  Specific IBM
                                                                                                                    equipment for
                                                                                                                    $170,000

                                                         1419066           03/30/94            LDI Corporation      LEASE: specific
                                                                                                                    IBM equipment

Brown County,       UCC
WI

Columbia            UCC
County, WI

                                                         670109            04/02/93            Rhyme Supply         (1) Fax system

Dane County,        UCC
WI

Outagamie           UCC                 05/05/95         2124              05/01/86            First Bank           (2) Fork lifts,
County, WI                                                                                     (N.A.) as            railroad track,
                                                                                               Trustee              security system

                                                         315               01/25/91            First Bank           CONTINUATION
                                                         CONTINUATION                          (N.A.) as
                                                                                               Trustee

                                                         419               02/08/95            Comerica Bank-       Blanket lien/
                                                                                               Illinois             Fixtures

Waukesha            UCC
County,  WI


Jurisdiction        Type of Search      Search Date      File Number        Filing Date         Secured Party        Collateral
- ------------        --------------      -----------      -----------        -----------         -------------        ----------



Jurisdiction       Type of Search     Search Date      File Number        Filing Date       Secured Party        Collateral
- ------------       --------------     -----------      -----------        -----------       -------------        ----------

                             D & K FROZEN FOODS, INC.

Washington         UCC                12/01/94         86-057-0460        02/26/86           Caterpillar          (1) New CAT
Department of                                                                                Financial            lift truck
Licensing                                                                                    Services
                                                                                             Corporation

                                                       91-004-0453        01/04/91           Caterpillar          CONTINUATION
                                                       CONTINUATION                          Financial
                                                                                             Services
                                                                                             Corporation

                                                       91-100-0520        04/10/91           Tumac Lease &        LEASE: Specific
                                                                                             Finance Inc.         equipment

                                                       93-210-0455        07/29/93           United States        Machinery,
                                                                                             Department of        equipment,
                                                                                             Commerce             furniture,
                                                                                                                  fixtures located
                                                                                                                  on real property-
                                                                                                                  -subject to
                                                                                                                  Subordination
                                                                                                                  Agrmt (Rainier
                                                                                                                  National Bank)






                              STOKELY USA, INC.

                        SECURED REVOLVING CREDIT NOTE

$20,000,000.00                                                     May 22, 1995

        FOR VALUE RECEIVED, the undersigned, STOKELY USA, INC., a Wisconsin corporation (the "Company"), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK (the "Lender") on July 31, 1998, at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on July 31, 1998, together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates specified in said Credit Agreement.

        The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, whether each Loan is a Domestic Rate Loan or a Eurodollar Loan and, with respect to Eurodollar Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.

        This Note is one of the Revolving Notes referred to in and issued under that certain Secured Credit Agreement dated as of May 22, 1995, among the Company, Harris Trust and Savings Bank, as Agent, and the lenders named therein, as amended from time to time (the "Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including without limitation the collateral security provided pursuant to the Security Agreement (as defined in the Credit Agreement), to which Credit Agreement and Security Agreement reference is hereby made for a statement thereof and a statement of the terms and conditions upon which the Agent may exercise rights with respect to such collateral. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

        Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement and the Security Agreement.

        The undersigned hereby expressly waives diligence, presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and notice of any other kind.

        IT IS AGREED THAT THIS NOTE AND THE RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                                STOKELY USA, INC.


                                                By
                                                   --------------------------
                                                   Its   Vice Chairman
                                                       ----------------------

                              STOKELY USA, INC.

                        SECURED REVOLVING CREDIT NOTE



$5,000,000.00                                                       May 22, 1995

        FOR VALUE RECEIVED, the undersigned, STOKELY USA, INC., a Wisconsin corporation (the "Company"), promises to pay to the order of MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION (the "Lender") on July 31, 1998, at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of Five Million Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on July 31, 1998, together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates specified in said Credit Agreement.

        The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, whether each Loan is a Domestic Rate Loan or a Eurodollar Loan and, with respect to Eurodollar Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.

        This Note is one of the Revolving Notes referred to in and issued under that certain Secured Credit Agreement dated as of May 22, 1995, among the Company, Harris Trust and Savings Bank, as Agent, and the lenders named therein, as amended from time to time (the "Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including without limitation the collateral security provided pursuant to the Security Agreement (as defined in the Credit Agreement), to which Credit Agreement and Security Agreement reference is hereby made for a statement thereof and a statement of the terms and conditions upon which the Agent may exercise rights with respect to such collateral. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

        Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement and the Security Agreement.

        The undersigned hereby expressly waives diligence, presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and notice of any other kind.

        IT IS AGREED THAT THIS NOTE AND THE RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                                  STOKELY USA, INC.



                                                  By _________________________

                                                     Its Vice Chairman
                                                         _____________________

                               STOKELY USA, INC.

                         SECURED REVOLVING CREDIT NOTE


$12,500,000.00                                                  May 22, 1995

         FOR VALUE RECEIVED, the undersigned, STOKELY USA, INC., a Wisconsin corporation (the "Company"), promises to pay to the order of SANWA BUSINESS CREDIT CORPORATION (the "Lender") on July 31, 1998, at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of Twelve Million Five Hundred Thousand Dollars ($12,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on July 31, 1998, together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates specified in said Credit Agreement.

         The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, whether each Loan is a Domestic Rate Loan or a Eurodollar Loan and, with respect to Eurodollar Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.

         This Note is one of the Revolving Notes referred to in and issued under that certain Secured Credit Agreement dated as of May 22, 1995, among the Company, Harris Trust and Savings Bank, as Agent, and the lenders named therein, as amended from time to time (the "Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including without limitation the collateral security provided pursuant to the Security Agreement (as defined in the Credit Agreement), to which Credit Agreement and Security Agreement reference is hereby made for a statement thereof and a statement of the terms and conditions upon which the Agent may exercise rights with respect to such collateral. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

         Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement and the Security Agreement.

         The undersigned hereby expressly waives diligence, presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and notice of any other kind.

         IT IS AGREED THAT THIS NOTE AND THE RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.



                                           STOKELY USA, INC.

                                           By ____________________________
                                           Its   Vice Chairman

                               STOKELY USA, INC.

                         SECURED REVOLVING CREDIT NOTE


$27,500,000.00                                                 May 22, 1995

         FOR VALUE RECEIVED, the undersigned, STOKELY USA, INC., a Wisconsin corporation (the "Company"), promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION (the "Lender") on July 31, 1998, at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on July 31, 1998, together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates specified in said Credit Agreement.

         The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, whether each Loan is a Domestic Rate Loan or a Eurodollar Loan and, with respect to Eurodollar Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.

         This Note is one of the Revolving Notes referred to in and issued under that certain Secured Credit Agreement dated as of May 22, 1995, among the Company, Harris Trust and Savings Bank, as Agent, and the lenders named therein, as amended from time to time (the "Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including without limitation the collateral security provided pursuant to the Security Agreement (as defined in the Credit Agreement), to which Credit Agreement and Security Agreement reference is hereby made for a statement thereof and a statement of the terms and conditions upon which the Agent may exercise rights with respect to such collateral. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

         Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement and the Security Agreement.

         The undersigned hereby expressly waives diligence, presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and notice of any other kind.



         IT IS AGREED THAT THIS NOTE AND THE RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                                           STOKELY USA, INC.


                                                           By ________________
                                                            Its   Vice Chairman

                               STOKELY USA, INC.
                               SECURITY AGREEMENT

                     RE: ACCOUNTS RECEIVABLE AND INVENTORY

Harris Trust and Savings Bank
  as Agent under the Secured Credit
  Agreement hereinafter identified
111 West Monroe Street
Chicago, Illinois 60690

Ladies and Gentlemen:

         Reference is made to that certain Secured Credit Agreement dated as of May 22, 1995 (such Secured Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the "Secured Credit Agreement") by and among Stokely USA, Inc. (the "Debtor"), and Harris Trust and Savings Bank, Mercantile Bank of St. Louis National Association, Sanwa Business Credit Corporation, and General Electric Capital Corporation (all of said lenders, including Harris Trust and Savings Bank in its individual capacity, being hereinafter referred to collectively as the "Banks" and individually as a "Bank", and said Harris Trust and Savings Bank as agent for the Banks under the Secured Credit Agreement being hereinafter referred to in such capacity as the "Agent"), pursuant to which the Debtor has issued its Secured Revolving Credit Notes dated May 22, 1995 payable to the order of each Bank in the aggregate principal amount of $65,000,000 (such Secured Revolving Credit Notes, together with all extensions, renewals or refundings thereof being hereinafter referred to as the "Notes") and has agreed to reimburse Harris Trust and Savings Bank for all amounts paid by it in connection with letters of credit ("L/Cs") issued for the Debtor's account as described in the Secured Credit Agreement. The Notes, together with all indebtedness, obligations and liabilities of the Debtor to the Banks under the Secured Credit Agreement, the L/C Agreements, any of the other Loan Documents or otherwise are hereinafter referred to collectively as the "Borrower Indebtedness").

         1. Security Interest. Accordingly, the Debtor, in order to secure the (i) payment of all principal of and interest on the Notes and all other Borrower Indebtedness as and when the same become due and payable (whether by lapse of time, acceleration or otherwise), (ii) payment of all other indebtedness, obligations and liabilities which this Agreement secures pursuant to any of its terms and the observance and performance of all covenants and agreements contained herein or in the Notes or Secured Credit Agreement or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto, (iii) payment of all interest, fees and charges payable by the Debtor under the terms of the Secured Credit Agreement and (iv) payment in full of all expenses and charges, legal or otherwise, including reasonable attorneys' fees, suffered or incurred by Agent or any Bank in collecting or enforcing payment of any Note or any or all of the other foregoing indebtedness or in realizing upon, protecting or preserving any collateral security for any Note or such other indebtedness (all of such indebtedness, obligations and liabilities referred to in the immediately foregoing clauses (i), (ii), (iii) and (iv) being hereinafter collectively referred to as the "Obligations"), the Debtor hereby grants to the Agent for the ratable benefit of the Banks a security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the ratable benefit of the Banks a continuing security interest in, any and all of the Debtor's:

                (a) Receivables. Receivables whether now existing or hereafter arising, and however evidenced or acquired, or in which the Debtor now has or hereafter acquires any rights (the term "Receivables" means and includes accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, general intangibles, any right of the Debtor to payment for goods sold or leased or for services rendered, whether arising out of the sale of Inventory [as hereinafter defined] or otherwise and whether or not earned by performance, and all other forms of obligations owing to the Debtor, and all of the Debtor's rights to any merchandise [including without limitation any returned or repossessed goods and the right of stoppage in transit] which is represented by, arises from or is related to any of the foregoing; provided that the term "Receivables" shall not include agreements, contracts, licenses, permits, representations and warranties relating to the real estate, machinery and equipment of Debtor);

                (b) Inventory. Inventory, whether now owned or hereafter acquired, and all documents of title at any time evidencing or representing any part thereof (the term "Inventory" means and includes all goods which are held for sale or lease or are to be furnished under contracts of service, or which are raw materials, work-in-process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods and any constituents or ingredients thereof, and returned or repossessed goods, and all of the Debtor's right, title and interest in and to all trademarks, trademark registrations, trademark licenses, trade names, trade styles, patents, patent applications, patent licenses and similar properties, rights, interests and privileges used or usable in connection with, or in any way related to or being a part of, any of the foregoing; and without limiting the foregoing the Debtor's Inventory of: fresh vegetables and canned and frozen vegetables produced or acquired in the ordinary course of business;

                (c) Deposits and Property in Possession. All deposit accounts and investment accounts (whether general, specific or otherwise) and all sums now or hereafter on deposit therein or payable thereon, and any and all other property or interests in property which now is or may from time to time hereafter come into the possession, custody or control of the Agent or any of the Banks, or any agent or affiliate of any of them, in any way and for any purpose (whether for safekeeping, custody, pledge, transmission, collection or otherwise);

                (d) Records and Cabinets. Supporting evidence and documents relating to any of the above described property, including without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of the Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

                (e) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "Collateral".

         2. Covenants, Agreements, Representations and Warranties. The Debtor hereby covenants and agrees with, and represents and warrants to the Agent and the Banks that:

                (a) The Debtor is a corporation duly organized, existing and in good standing under the laws of the state of its incorporation, is the sole and lawful owner of its Collateral and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for; and the execution and delivery of this Agreement, and the observance and performance of any of the matters and things herein set forth, will not violate or contravene any provision of law or of the articles of incorporation or by-laws of the Debtor or of any indenture, loan agreement or other agreement of or affecting the Debtor or any of its properties.

                (b) The Collateral is located at the locations listed under Column 1 on Schedule A attached hereto, except for Inventory which in the ordinary course of the Debtor's business is in transit between any such locations. The Debtor's chief executive offices and chief places of business are listed under Columns 2 and 3 on Schedule A attached hereto and the Debtor has no other places of business other than those listed under Item 2 on Schedule A attached hereto. Except as provided in Section 5(a), the Debtor will not remove its Collateral from the locations specified in the first sentence of this Section 2(b) without giving the Agent written notice thereof (provided that if for any reason Collateral is at any time kept or located at locations other than its present location or locations hereafter disclosed to the Agent, the Agent shall nevertheless have and retain a security interest therein).

                (c) The Collateral and every part thereof is and will be free and clear of all security interests, liens, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary except for the security interest of the Agent therein and liens and security interests permitted by the Credit Agreement, and the Debtor will warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest therein adverse to the Agent or any Bank.

                (d) The Debtor will pay promptly when due all taxes, assessments, and governmental charges and levies upon or against its Collateral in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested as required by Section 7.2 of the Credit Agreement.

                (e) The Debtor at its own cost and expense will maintain, keep and preserve its Collateral in good repair and condition and will not waste or destroy such Collateral or any part thereof and will not be negligent in the care and use of any Collateral and will not use or permit to be used any Collateral in violation of any statute, ordinance or other governmental requirement.

                (f) Subject to Sections 4(a) and 5(a) hereof, the Debtor will not without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of its Collateral or any interest therein.

                (g) The Debtor will insure its Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Agent may specify, in amounts and under policies (providing that no cancellation of such insurance shall be effective without 30 days' prior written notice to the Agent and containing loss payable clauses to the Agent as its interest may appear and naming the Agent as additional insured therein) by insurers acceptable to the Agent and all premiums thereon shall be paid by the Debtor and the policies of such insurance (or certificates therefor) delivered to the Agent. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the Debtor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In the event the Debtor shall receive any proceeds of such insurance, the Debtor will immediately pay over such proceeds to the Agent. The Debtor hereby authorizes the Agent at the Agent's option during the existence of any Event of Default to adjust, compromise and settle any losses under any insurance afforded, and the Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as its attorneys-in-fact, with full power and authority to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of all the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance; but unless the Agent elects to adjust, compromise or settle losses as aforesaid, such adjustment, compromise and/or settlement shall be made by the Debtor, subject to final approval of the Agent in the case of losses exceeding $10,000. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof shall be applied to the reduction of the Obligations (whether or not then due) then outstanding, provided, however, that in the absence of an event of default the Agent, with the prior consent of the Required Banks, may release any or all such insurance proceeds to the Debtor. All insurance proceeds in respect of the Collateral shall be subject to the lien and security interest of the Agent hereunder.

                (h) The Debtor will allow the Agent or its representatives (which may be accompanied by any of the Banks or their respective representatives) free access to and right of inspection of the Collateral, which in the absence of an Event of Default shall be at reasonable times and upon reasonable notice. The Debtor will, to the extent it is within its power so to do, authorize and instruct all bailees and other parties at any time holding, storing, shipping or transferring all or any part of the Debtor's Collateral to permit the Agent, any Bank or their respective designees to examine and inspect any of such Collateral then in such party's possession and to verify from such party's own books and records any information concerning such Collateral or any part thereof which the Agent or any Bank may seek to verify.

                (i) The Debtor agrees from time to time to deliver to the Agent such evidence of the existence and identity of the Debtor's Collateral and of its availability as collateral security pursuant hereto, as the Agent may request.

                (j) The Debtor will comply in all material respects with the terms and conditions of any leases, easements, right-of-way agreements or other agreements covering the premises wherein its Collateral is located and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.

                (k) On failure of the Debtor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may deem advisable in the performance thereof, including without limitation the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Debtor immediately without notice or demand, shall constitute so much additional Obligations hereby secured and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 3% to the rate per annum from time to time announced by said Harris Trust and Savings Bank as its prime commercial rate with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to be and become effective as of and on the date of such change in said prime commercial rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of the Debtor and no such advancement or expenditure therefor, shall relieve the Debtor of any default under the terms of this Agreement. The Agent, in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether the Debtor is required to perform same under the terms of this Agreement. The Agent or any Bank is authorized to charge any depository account of the Debtor maintained with the Agent or such Bank for the amount of such sums and amounts so expended by such party.

                (l) The Debtor warrants that it has not transacted business, and does not transact business, under any trade names except Oconomowoc Canning Company. The Debtor will not change its name or transact business under any trade names without first giving the Agent and the Banks 30 days' prior written notice of its intent to do so.

                (m) The Debtor agrees to execute and deliver to the Agent such further agreements and assignments or other instruments and to do all such other things as the Agent may deem necessary or appropriate to assure the Agent its security interest hereunder, including such financing statement or statements or amendments thereof or supplements thereto or other instruments as the Agent may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Wisconsin and any other state in which Collateral is located and any successor statute(s) thereto (the "Code"). The Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to the Debtor wherever the Agent in its sole discretion desires to file the same. In the event for any reason the law of any other jurisdiction than Wisconsin becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, the Debtor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction to at least the same extent as such security interests would be protected under the Code. If any Collateral is in the possession or control of any of the Debtor's agents or processors, at the Agent's request during the existence of any Event of Default, the Debtor agrees to notify such agents or processors in writing of the Agent's security interests therein, and upon the Agent's request instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. The Debtor agrees to mark its books and records to reflect the security interests of the Agent in the Collateral.

         3. Special Provisions Re: Receivables. (a) As of the time any Receivable becomes subject to the security interests provided for hereby, the Debtor shall be deemed to have warranted as to each and all of its Receivables that each such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each such Receivable is valid and subsisting and if such Receivable is an account receivable, arises out of a bona fide sale of goods sold (or advanced payment on a sale of goods) and delivered by the Debtor to, or out of and for services theretofore actually rendered by the Debtor to, the account debtor named therein; that the amount of the Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business if such Receivable is an account receivable; that the amount of such Receivable represented as owing is not disputed, and is not subject to any set-offs, credits, deductions or counter charges other than in the ordinary course of business; that no Receivable is evidenced by any instrument or chattel paper unless such instrument or chattel paper has theretofore been endorsed by the Debtor and delivered to the Agent (except to the extent the Agent specifically requests the Debtor not to do so with respect to any such instrument or chattel paper); and that no surety bond was required or given in connection with said Receivable or the contracts or purchase orders out of which the same arose. Without limiting the foregoing, if any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities or by any state or local government and is included in the Borrowing Base (as defined in the Secured Credit Agreement), the Debtor agrees to notify the Agent and the Banks and at the Agent's request will execute whatever instruments are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the Federal Assignment of Claims Act or any similar state or local statute, respectively.

        (b) The Debtor shall keep all of its books and records relating to the Receivables only at its chief executive office described in Section 2(b) hereof.

        (c) Unless and until an event of default hereunder occurs, any merchandise which is returned by a customer or account debtor or otherwise recovered may be resold by the Debtor in the ordinary course of its business in accordance with Section 5(a) hereof; after such an event of default hereunder occurs, such merchandise shall be set aside and held by the Debtor as trustee for the Agent and shall remain part of the Agent's Collateral. Unless and until an event of default hereunder occurs, the Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business and otherwise for amounts and on terms which the Debtor considers advisable. However, after an event of default hereunder has occurred and unless the Agent requests otherwise, the Debtor shall notify the Agent and the Banks promptly of all returns and recoveries and on request deliver the merchandise to the Agent. After an event of default hereunder has occurred and unless the Agent requests otherwise, the Debtor shall also notify the Agent and the Banks promptly of all disputes and claims and settle or adjust them at no expense to the Agent, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business shall be granted to any customer or account debtor and no returns of merchandise shall be accepted by the Debtor without the Agent's consent. The Agent may, at all times after such an event of default has occurred, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

        (d) From time to time, as the Agent may request of the Debtor, the Debtor shall provide the Agent with schedules describing all Receivables created or acquired by the Debtor, provided, however, that the failure of the Debtor to execute and deliver such schedules shall not affect or limit the Agent's security interest or other rights in and to any such Receivables. Together with each schedule, the Debtor shall if requested by the Agent, furnish copies of customers' invoices or the equivalent, and original shipping or delivery receipts, for all merchandise sold, and the Debtor warrants the genuineness thereof.

         4. Collection of Receivables. (a) The Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice, subject to the terms hereof and Section 2.6 of the Credit Agreement.

         (b)     In furtherance of Section 2.6 of the Credit Agreement:

                (i) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by the Debtor, be immediately endorsed to and deposited with Agent; and

                 (ii) the Debtor shall instruct all account debtors to remit all payments in respect of Receivables to a lockbox to be maintained at the main post office, Chicago, Illinois under the sole custody and control of Agent.

         (c) Whether or not the Agent has exercised any or all of its rights under other provisions of this Section 4, during the existence of any event of default hereunder, the Agent or its designee may notify any of the Debtor's customers or account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein and either in its own name, or the Debtor's or both, demand, collect (including without limitation through a lockbox analogous to that described in Section 4(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

         (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 4(b) or 4(c) hereof shall be handled and administered by the Agent in and through a remittance account at the Agent and the Debtor acknowledges that the maintenance of such remittance account by the Agent is solely for the Agent's own convenience and that the Debtor does not have any right, title or interest in such remittance account or any amounts at any time standing to the credit thereof. The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Agent has received final payment therefor at its office in cash or final solvent credits current in Chicago, Illinois, acceptable to the Agent as such. However, if the Agent does give credit for any item prior to receiving final payment therefor and the Agent fails to receive such final payment or an item is charged back to the Agent for any reason, the Agent may at its election in either instance charge the amount of such item back against the remittance account, together with interest thereon at the Default Rate. The Debtor shall accompany each transmission of any proceeds of Receivables or other Collateral to the Agent with a report in such form as the Agent shall require identifying the particular Receivable or other Collateral from which the same arises or relates. The Debtor hereby indemnifies the Agent from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and attorney's fees suffered or incurred by the Agent because of the maintenance of the foregoing arrangements. The Agent shall have no liability or responsibility to the Debtor for accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

         5. Special Provisions Re: Inventory. (a) The Debtor may, until otherwise notified, without further consent or approval of the Agent, use, consume and sell its Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owing by the Debtor.

         (b) As of the time any Inventory becomes subject to the security interest provided for hereby, the Debtor shall be deemed to have warranted as to any and all of such Inventory that such Inventory is new and unused and in saleable condition; all warranties of the Debtor set forth in this Agreement are true and correct with respect to such Inventory; and such Inventory is located at a location set forth pursuant to Section 2(b) hereof or in transit between any such locations.

         (c) The Debtor shall at the request of the Agent provide the Agent from time to time as specified by the Agent with a report of a physical listing and the location of all Inventory and with reports stating the book value of Inventory by major category and location. The Debtor shall furnish such other reports and information concerning Inventory as the Agent may request. The Debtor will also promptly notify the Agent of any Inventory which the Debtor has determined to have been rendered obsolete, stating the prior book value of such Inventory, its type and location. The Agent may examine and inspect any Inventory wherever located at any reasonable time.

         (d) If any of the Inventory of the Debtor is at any time evidenced by a document of title, such document shall be promptly delivered by the Debtor to the Agent.

         6. Power of Attorney. In addition to any other powers of attorney contained herein, the Debtor appoints the Agent, its nominee, or any other person whom the Agent may designate as the Debtor's attorney in fact, with full power during the existence of any event of default hereunder to endorse the Debtor's names on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Agent's possession, to sign the Debtor's name on any invoice or bill of lading relating to any Receivables, on drafts against customers, on schedules and assignments of Receivables, on notices of assignment, on public records, on verifications of accounts and on notices to customers, to send requests for verification of Receivables to customers or account debtors, and to do all things necessary to carry out this Agreement and after an event of default has occurred hereunder, to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to the Debtor. The Debtor ratifies and approves all acts of any such attorney and agree that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied. The Agent may file one or more financing statements disclosing its security interest in any or all of the

Collateral without the Debtor's signature appearing thereon. The Debtor also hereby grants the Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of the Debtor without notice thereof to the Debtor, which power of attorney is coupled with an interest and is irrevocable until the Obligations have been fully satisfied.

         7. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition specified as an "Event of Default" in the Secured Credit Agreement shall constitute an event of default hereunder.

         (b) Upon the occurrence of any event of default hereunder, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Agent may, without demand and without advertisement or notice, all of which the Debtor hereby waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In addition to all other sums due the Agent or any Bank hereunder, the Debtor shall pay the Agent and any Bank all costs and expenses incurred by the Agent or such Bank, including a reasonable allowance for attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Bank or the Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtor in accordance with Section 10(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; however, no notification need be given to the Debtor if the Debtor has signed, after an event of default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Bank may be the purchaser at any such sale. The Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

         (c) Without in any way limiting the foregoing, the Agent shall after an event of default has occurred hereunder have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the Debtor's premises for a period of 60 days or to remove its Collateral or any part thereof to such other places as the Agent may desire. The Debtor shall, upon the Agent's demand, assemble its Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, the Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining stock records.

         (d) The proceeds and avails of the Collateral at any time received by the Agent after an event of default hereunder shall have occurred shall, when received by the Agent in cash or its equivalent, be applied by the Agent as follows:

                 (i) First, to the payment and satisfaction of all sums paid and costs and expenses incurred by the Agent hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including reasonable attorneys' fees and court costs, together with any interest thereon (but without preference or priority of principal over interest or of interest over principal), to the extent the Agent is not reimbursed therefor by the Debtor; and

                (ii) Second, to the payment and satisfaction of any sums paid hereunder by any of the Banks to preserve or protect the Collateral or enforce the Loan Documents (to the extent such Banks are not reimbursed therefor by the Debtor), together with any interest thereon, and, if such proceeds are insufficient to repay all such advances and interest thereon in full, ratably (without preference or priority of principal over interest or of interest over principal) as among such Banks in accordance with the amounts owing to each of such Banks for such sums and interest thereon; and

                (iii) Third, to the payment and satisfaction of the remaining Obligations (whether or not then due), both for interest and principal, and, if such proceeds are insufficient to pay and satisfy such remaining Obligations in full, ratably (without preference or priority of principal over interest or of interest over principal) as among the Banks in accordance with the amounts owing to each Bank for principal and interest on such Obligations held by such Bank.

The Debtor shall remain liable to the Agent and the Banks for any deficiency. Any surplus remaining after the full payment and satisfaction of the foregoing may be returned to the Debtor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         (e) Without in any way limiting the foregoing, the Debtor hereby grants to the Agent and the Banks a royalty-free irrevocable license and right to use all of the Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Banks on all or any part of the Collateral. The license and right granted the Agent and the Banks hereby shall be without any royalty or fee or charge whatsoever. This license and right shall terminate upon the termination of this Agreement.

         (f) Failure by the Agent or any Bank to exercise any right, remedy or option under this Agreement or any other agreement between the Debtor and the Agent or any Bank or provided by law, or delay by the Agent or any Bank in exercising the same, shall not operate as a waiver; no waiver shall be effective unless it is in writing, signed by the Agent and then only to the extent specifically stated. Neither the Agent, nor any Bank, nor any party acting as attorney for the Agent or any Bank, shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent and the Banks under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Banks may have.

         8. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations have been fully paid and satisfied and any commitment of any Bank to extend any credit to the Debtor shall have terminated.

         9. The Agent. In acting under or by virtue of this Agreement, Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Secured Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein. Agent hereby disclaims any representation or warranty to the Banks concerning the perfection of the security interest granted hereunder or the value of the Collateral.

         10. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. All of the rights, privileges, remedies and options given to the Agent and the Banks hereunder shall inure to the benefit of their successors and assigns, and all the terms, conditions, promises, covenants, representations and warranties of and in this Agreement shall bind the Debtor and its legal representatives, successors and assigns, provided that the Debtor may not assign its rights or delegate its duties hereunder without the Agent's prior written consent. The Debtor hereby releases the Agent from any liability for any act or omission relating to its Collateral or this Agreement, except the Agent's gross negligence or willful misconduct.

         (b) All communications provided for herein shall be given in accordance with Section 11.8 of the Secured Credit Agreement.

         (c) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

        (d) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by the internal laws of the State of Illinois. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (e) This Agreement may be executed in any number of counterparts, each constituting an original, but all together one and the same instrument. The Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by the Debtor to the Agent, and it shall not be necessary for the Agent or any Bank to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

         IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed as of this 22nd day of May, 1995.



                                        STOKELY USA, INC.



                                        By Theobold
                                        Its  Vice Chairman

                                   SCHEDULE A

Chief Executive Office
and Principal Place of Business:           1055 Corporate Center Drive
                                           Oconomowoc, Wisconsin 53066-0248

Additional Collateral Locations:

1. OWNED

Hwy 20 West,
P.O. Box 99
Ackley, IA 50601
(515) 847-2643

1820 W. Eighth Street
P.O. Box 1457-54913
Appleton, WI 54914
(414) 734-5737 / 749-3020

840 Bakke St.
Deforest, WI 53532
(608) 846-2490

Avenue A - P.O. Box 400
Grandview, WA 98930
D&K Frozen Foods, Inc.
(509) 882-3322

1425 Main Street
P.O. Box 841
Green Bay, WI 54302

102 North First Avenue,
Box 250
Hoopeston, IL 60942
(217) 283-5141

Hwy 80, P.O. Box 157
Cobb, WI

7740 State Road 44, Box 279
Pickett, WI 54964
(414) 589-4411

W8070 Kent Road
Poynette, WI 53955-9713
(608) 635-4396

506 E. State Street
Box 218
Scottville, MI 49454
(616) 757-4715

151 Market St.
Box 65
Sun Prairie, WI 53590
(608) 837-5177

1164 Dell Avenue,
P.O. Box 818
Walla Walla, WA 99362
D&K Frozen Foods, Inc.
(509) 525-7890

300 East Third St., Box 307
Waunakee, WI 53597
(608) 849-4131
(608) 849-8810

Hwy 22 North, P.O. Box 8
Wells, MN 56097
(507) 553-3171

II. OUTSIDE WAREHOUSES

Americold
6875 State
Bettendorf, IA 52722

Burris Refrigerated Service
Hwy 264
Lyndhurst, VA 22952

Americold
2641 Stephenson Dr.
Murfreesboro, TN 37133

Central Cold Storage
4309 Cottage Grove Rd.
Madison, WI 53716

Los Angeles Cold Storage
410 S. Central Avenue
Los Angeles, CA 90054

U.S. Cold Storage
1602 Island St.
Laredo, TX 78044

Loop Cold Storage
4000 W. Military Hwy
McAllen, TX 78503

Millard Refrigerated Service
6800 S. Ware Rd.
McAllen, TX 78503

Americold Corporation
4096 Portland Rd., NE
Salem, Oregon 97308

Southwest Freeport
4802 W. Polk
Phoenix, AZ 85043

Loop Cold Storage
Southton & Center Rd.
San Antonio, TX 78217

Commercial Warehouse Little Rock
6500 Forbing Rd.
Little Rock, AR 72209

Commercial Warehouse Oklahoma
CI
3501 N. Santa Fe
Oklahoma City, OK 73216

Foodservice Distribution Systems
515 Hill Avenue
Aurora, IL 60505

IDC-AAA Warehouse
221 South Franklin
Indianapolis, IN 46219

Trans-City Terminal Warehouse
4750 Kentucky Avenue
P.O. Box 42069
Indianapolis, IN 46241
(317) 856-3781

Mendez & Co., Inc.
Calle A Esq. B
San Juan, Puerto Rico

Aunt Nellies
640 Caughlin Rd.
Clyman, WI 53016

PAC-AM
9401 San Leandro
Oakland, CA 94603

Shippers Warehouse
2901 STH Lamar Street
Dallas, TX 75215

C&B Warehouse
1326 E. Traffic Way
Springfield, MO 65802

Underground Warehouse
3411 Gardner
Quincy, IL 62306

Valley Warehouse
122 Kohlman Road
Fond du Lac, WI 54935
Warehousing UnLtd
122 Kohlman Road
Fond du Lac, WI 54935

W. R. Nykorchuck & Co.
International Distribution Center
NE Industrial Park, Bldg 8
Guilderland Center, NY 12085

Badger Cold Storage
Div, Wiscold, Inc.
1201 Green Valley Rd.
Beaver Dam, WI 53916

Man of New York-Intl
Distribution Center
c/o NE Industrial Park
Building 8, Door 4
Guilderland, NY 12085

Saddle Creek Corp.
2479 Eunice Avenue
Orlando, FL 32808

Warehouse & Transloading, Inc.
4174 Bandini Blvd.
Vernon, CA 90023

Kenyon Zero Storage
250 Avenue B
Grandview, WA 98930

Price Warehouse
420 Jefferson
Walla Walla, WA

Northwestern Ice & Cold Storage
1041 N. 15th
Walla Walla, WA 99362

Americold Corporation
13th and West Rose
Walla Walla, WA 99362

Taylor & Sledd Richmond
7420 Ranco Road
Richmond, VA 23228

Northland Cold Storage
1590 S. Broadway
Green Bay, WI 54305

Atlas Cold Storage
Morrow Street
Green Bay, WI 54305

Americold
252 W. Washington
Hillsboro, OR 97123

Warehouse Specialist
356 Dixie St.
Fond du Lac, WI 54935

Peters Warehouse
4 Taylor Street
Waupun, WI 53963

                               Angus Corporation
                                  111 Portwall
                               Houston, TX 77029

                         TRADEMARK COLLATERAL AGREEMENT

         This 22nd day of May, 1995, Stokely USA, Inc., a Wisconsin corporation ("Assignor") with its principal place of business and mailing address at 1055 Corporate Drive, Oconomowoc, Wisconsin 53066-0248, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges to Harris Trust and Savings Bank, an Illinois banking corporation with its mailing address at 111 West Monroe Street, Chicago, Illinois 60690, as agent (the "Agent") for itself and certain other lenders to the Assignor (collectively the "Lenders" and individually a "Lender"), and its successors and assigns (as such Agent, "Assignee"), and grants to Assignee a continuing security interest in, the following property:

                 (i) Each trademark, trademark registration and trademark application listed on Schedule A-1 hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark, trademark registration and trademark application; and

                (ii) Each trademark license listed on Schedule A-2 hereto and all royalties and other sums due or to become due under or in respect of each such trademark license, together with the right to sue for and collect all such royalties and other sums; and

               (iii) All proceeds of the foregoing, including without limitation any claim by Assignor against third parties for damages by reason of past, present or future infringement of any trademark or trademark registration listed on Schedule A-1 hereto or of any trademark licensed under a trademark license listed on Schedule A-2 or by reason of injury to the goodwill associated with any such trademark, trademark registration or trademark license, in each case together with the right to sue for and collect said damages;

to secure performance of all Obligations as set out in that certain Security Agreement bearing even date herewith from Assignor to Assignee (the "Agreement").

         Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment, mortgage, pledge and security interest in the trademarks, trademark registrations, trademark applications and trademark licenses made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         This Trademark Collateral Agreement shall terminate upon the termination of the Agreement.

         All terms defined in the Agreement, whether by reference or otherwise, when used herein, shall have their respective meanings set forth therein, unless the context requires otherwise.

         IN WITNESS WHEREOF, Assignor has caused this Agreement to be duly executed as of the date and year last above written.

                                       STOKELY USA, INC.

(CORPORATE SEAL)                       By  Stephen W. Theobald
                                          --------------------------
                                           Its   Vice Chairman

                                           Stephen W. Theobald
                                         ----------------------
                                          (Type or Print Name)


ATTEST:

Robert Brill
- ----------------
Its Secretary

                                        HARRIS TRUST AND SAVINGS BANK, as Agent

Robert Brill
- -----------------------
(Type or Print Name)
                                                By  H. Glen Clarke
                                               ------------------------
                                                Its Vice President

                                                H. Glen Clarke
                                                ------------------------
                                                (Type or Print Name)

STATE OF ILLINOIS         )
                          )SS
COUNTY OF COOK            )


         I, Lisa Brenza a Notary Public in and for said County, in the State aforesaid, do hereby certify that Stephen W. Theobald, Vice Chairman of Stokely USA, Inc., a Wisconsin corporation, and Robert Brill, Secretary of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice Chairman and Secretary, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth; and the said Secretary then and there acknowledged that he, as custodian of the corporate seal of said corporation, did affix the corporate seal of said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this 22nd day of May, 1995.

(NOTARIAL SEAL)                                  Lisa Brenza
                                               ----------------------
                                                 Notary Public

                                                   Lisa Brenza
                                               ----------------------
My Commission Expires:                         (Type or Print Name)

OFFICIAL SEAL
LISA BRENZA
NOTARY PUBLIC STATE OF ILLINOIS
MY COMMISSION EXP.  SEPT 16, 1995

STATE OF ILLINOIS         )
                          )SS
COUNTY OF COOK            )

         I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that H. Glen Clarke, Vice President of Harris Trust and Savings Bank, an Illinois banking corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this 22nd day of May, 1995.

(NOTARIAL SEAL)                                  Lisa Brenza
                                               ----------------------
                                                 Notary Public

                                                 Lisa Brenza
                                               ----------------------
My Commission Expires:                         (Type or Print Name)

OFFICIAL SEAL
LISA BRENZA
NOTARY PUBLIC STATE OF ILLINOIS
MY COMMISSION EXP.  SEPT 16, 1995

                                  SCHEDULE A-1
                       TO TRADEMARK COLLATERAL AGREEMENT

               REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

                       FEDERAL TRADEMARK REGISTRATIONS


MARKS                                  REG. NO.         GRANTED
- -----                                  --------         -------

The Cannery                            1214226          10/26/82

Newport                                1474332          01/26/88

School Days                            1473362          01/19/88

Our Favorite                           1511104          11/01/88

Shellie                                509866           05/17/49

Stokely's Finest & Design              277037           11/04/30

Stokely's                              994442           10/01/74

Stokely's Finest                       999795           12/17/74

Singles*                               1459387          09/29/87

Little Nap                             244196           07/17/28

Divisional B-Hart                      243844           07/03/28

Fixins'                                1673564          01/28/92

Fort Howard                            1525297          01/02/90

Singles                                1008448          04/08/75

Econo Brand                            1122494          07/17/79

Butterland                             772459           06/30/64

Teenie Weenie                          189207           09/16/24

Chef's Best                            657227           01/14/58

Buddie                                 355649           03/22/58

Buddie                                 188704           09/02/24

Miss Wisconsin                         348287           07/20/57

Honey Dew                              646193           05/28/57

Chef's Best                            616936           11/29/55

MARKS                                  REG. NO.         GRANTED
- -----                                  --------         -------

Oconomowoc                             1265174          01/24/84

Food For Thought                       1268696          02/28/84

Hart                                   41402            11/03/03

Divisional A-Hart                      133799           08/03/20

Picked and Packed Daisy Fresh          545508           07/24/51

Pee-Wee                                249772           11/20/28

Tiny Tad                               255086           04/16/29

Stokely's Gold             Ser. No.74/572/755     Filed 09/12/94



                     PENDING FEDERAL TRADEMARK APPLICATIONS

MARKS                                  SER. NO.           FILED
- -----                                  --------           -----

Crisp-N-Sweet                          114889             11/30/90

Stokely's Toppers                      035084             03/05/92

Micro Jar                              243203             02/04/92

Stokely's Salad Bar                    035080             03/05/90

Sweet-n-Sauerkraut                     281093             06/01/92

Vegetable Fixin's                      126222             12/21/90

Nutri Blend                            195446             08/16/91

Health Pack                            195424             08/16/91

Right Stuff                            243503             02/05/92

Health-Max                             195413             08/16/91

Health Guard                           196031             08/16/91

Corn Plus                              123585             12/13/90

Health Max                             195413             08/16/91

                        COMMON LAW MARKS AND TRADE NAMES

Oconomowoc Canning

Oconomowoc Canning Company

D & K Frozen Foods

Ackley Food Processing Company



                          REGISTERED STATE TRADEMARKS
                          AND TRADEMARK APPLICATIONS

NONE



                         REGISTERES FOREIGN TRADEMARKS
                           AND TRADEMARK APPLICATIONS

COUNTRY                 MARKS                         REG. NO.
- -------                 -----                         --------

Canada                   Teenie Weenie                114,097

Mexico                   Stokely's                    399357

                         Stokely's Finest             399207

                         Stokely's Finest & Design    400100

                                  SCHEDULE A-2
                      TO TRADEMARK COLLAGERAL AGREEMENT
                              TRADEMARK LICENSES

LICENSEE                     MARKS                                 TERM
- --------                     -----                                 ----
1. Mason County Fruit        Stokely's         Reg. No. 994.422   9/20/93 - 9/19/96
   Packers Cooperative, Inc. Stokely's Finest  Reg. No. 277,037
                                                        999,795

2. Red Gold, Inc.            Stokely's         Reg. No. 994,422    8/1/93 - 7/31/98
                             Stokely's Finest  Reg. No. 277,037
                                                        999,795

3. Foster Canning, Inc.      Stokely's         Reg. No. 994,422     6/1/94 - 5/30/97
                             Stokely's Finest  Reg. No. 277,037
                                                        999,795

4.  Packer Foods, Inc.       Stokely's         Reg. No. 994,422    Subject to termination
                             Stokely's Finest  Reg. No. 277,037    on 90-180 day notice
                                                        999,795


                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT dated as of May 22, 1995 is from D & K Frozen Foods, Inc., a Washington corporation ("Licensor") to Harris Trust and Savings Bank, as agent (the "Agent") for itself and certain other lenders (the "Banks") to Stokely USA, Inc., a Wisconsin corporation (the "Borrower") pursuant to that certain Secured Credit Agreement of even date herewith (the "Credit Agreement") among the Borrower, the Agent and the Banks.

     Licensor has been informed that the Banks are willing to extend a $65,000,000 secured revolving credit facility (the "Revolving Credit") to the Borrower pursuant to the Credit Agreement. However, as a condition precedent to doing so, the Agent and the Banks require that Licensor grant to the Agent an irrevocable license to use all trademarks, tradenames and certain other intangibles property of the Licensor more fully described below.

     Accordingly, to induce the Agent and the Banks to make the Revolving Credit available to the Borrower, Licensor hereby grants to the Agent and the Bank a royalty-free irrevocable license and right to use all of the Licensor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, tradenames, tradestyles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Banks on all or any part of the Collateral (as defined in the Credit Agreement) provided by the Borrower to the Agent pursuant to the Security Agreement (as defined in the Credit Agreement). The license and right granted the Agent and the Banks hereby shall be without any royalty or fee or charge whatsoever.

     This agreement shall be deemed to have been made in the State of Illinois and shall be governed by the internal laws of the State of Illinois. This agreement may be executed in any number of counterparts, each constituting an original, but all together one and the same instrument. The Licensor acknowledges that this agreement is and shall be affective upon its execution and delivery by the Licensor to the Agent, and it shall not be necessary for the Agent or any Bank to execute this agreement or any other acceptance hereof or otherwise to signify or express this acceptance hereof.

     IN WITNESS WHEREOF, the Licensor has caused this agreement to be duly executed as of the date first written above.

                              D & K FROZEN FOODS, INC.

                              By   Robert Brill
                                   -------------------
                                   Its   Secretary
                                      ----------------

                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT dated as of May 22, 1995 is from ANC Express, Inc., an Iowa corporation ("Licensor") to Harris Trust and Savings Bank, as agent (the "Agent") for itself and certain other lenders (the "Banks") to Stokely USA, Inc., a Wisconsin corporation (the "Borrower") pursuant to that certain Secured Credit Agreement of even date herewith (the "Credit Agreement") among the Borrower, the Agent and the Banks.

     Licensor has been informed that the Banks are willing to extend a $65,000,000 secured revolving credit facility (the "Revolving Credit") to the Borrower pursuant to the Credit Agreement. However, as a condition precedent to doing so, the Agent and the Banks require that Licensor grant to the Agent an irrevocable license to use all trademarks, tradenames and certain other intangibles property of the Licensor more fully described below.

     Accordingly, to induce the Agent and the Banks to make the Revolving Credit available to the Borrower, Licensor hereby grants to the Agent and the Bank a royalty-free irrevocable license and right to use all of the Licensor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, tradenames, tradestyles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Banks on all or any part of the Collateral (as defined in the Credit Agreement) provided by the Borrower to the Agent pursuant to the Security Agreement (as defined in the Credit Agreement). The license and right granted the Agent and the Banks hereby shall be without any royalty or fee or charge whatsoever.

     This agreement shall be deemed to have been made in the State of Illinois and shall be governed by the internal laws of the State of Illinois. This agreement may be executed in any number of counterparts, each constituting an original, but all together one and the same instrument. The Licensor acknowledges that this agreement is and shall be affective upon its execution and delivery by the Licensor to the Agent, and it shall not be necessary for the Agent or any Bank to execute this agreement or any other acceptance hereof or otherwise to signify or express this acceptance hereof.

     IN WITNESS WHEREOF, the Licensor has caused this agreement to be duly executed as of the date first written above.


                                   ANC EXPRESS, INC.

                                   By  Robert Brill
                                       ------------------

                                      Its  Secretary
                                         ----------------

                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT dated as of May 22, 1995 is from Oconomowoc Canning Company, Inc., a Wisconsin corporation ("Licensor") to Harris Trust and Savings Bank, as agent (the "Agent") for itself and certain other lenders (the "Banks") to Stokely USA, Inc., a Wisconsin corporation (the "Borrower") pursuant to that certain Secured Credit Agreement of even date herewith (the "Credit Agreement") among the Borrower, the Agent and the Banks.

     Licensor has been informed that the Banks are willing to extend a $65,000,000 secured revolving credit facility (the "Revolving Credit") to the Borrower pursuant to the Credit Agreement. However, as a condition precedent to doing so, the Agent and the Banks require that Licensor grant to the Agent an irrevocable license to use all trademarks, tradenames and certain other intangibles property of the Licensor more fully described below.

     Accordingly, to induce the Agent and the Banks to make the Revolving Credit available to the Borrower, Licensor hereby grants to the Agent and the Bank a royalty-free irrevocable license and right to use all of the Licensor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, tradenames, tradestyles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Banks on all or any part of the Collateral (as defined in the Credit Agreement) provided by the Borrower to the Agent pursuant to the Security Agreement (as defined in the Credit Agreement). The license and right granted the Agent and the Banks hereby shall be without any royalty or fee or charge whatsoever.

     This agreement shall be deemed to have been made in the State of Illinois and shall be governed by the internal laws of the State of Illinois. This agreement may be executed in any number of counterparts, each constituting an original, but all together one and the same instrument. The Licensor acknowledges that this agreement is and shall be affective upon its execution and delivery by the Licensor to the Agent, and it shall not be necessary for the Agent or any Bank to execute this agreement or any other acceptance hereof or otherwise to signify or express this acceptance hereof.

     IN WITNESS WHEREOF, the Licensor has caused this agreement to be duly executed as of the date first written above.

                                          OCONOMOWOC CANNING COMPANY, INC.

                                               By   Robert Brill
                                                    ----------------------
                                                 Its    Secretary
                                                     ---------------------

                         [LETTERHEAD SHAWMUT CAPITAL]



                                  May 30, 1995

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60690

General Electric Capital Corporation
105 West Madison Street
Suite 1500
Chicago, Illinois 60602

Mercantile Bank of St. Louis,
National Association
Mercantile Tower
St. Louis, Missouri 63166

Sanwa Business Credit Corporation
One South Wacker Drive
Chicago, Illinois 60606

     RE:  STOKELY USA, INC. (HEREINAFTER REFERRED TO AS "BORROWER")

Gentlemen:

         The undersigned, Shawmut Capital Corporation ("SCC"), formerly known as Barclays Business Credit, Inc., as Agent (the "Agent") for itself and certain Lenders (the "Lenders") under a certain Loan and Security Agreement dated August 18, 1992, as amended (the "Loan Agreement"), has been informed by Borrower that you will be entering into a financing arrangement with Borrower and Borrower will be using the proceeds of certain loans made in connection therewith to pay in full all of the liabilities, obligations and indebtedness owing by Borrower to the Agent and the Lenders under the Loan Agreement. If paid by the close of business on May 31, 1995, the amount necessary to pay all of the liabilities, obligations and indebtedness owing by Borrower to the Agent and the Lenders under the Loan Agreement is $24,624,552.40, comprised of (i) $24,390,474.24 in respect of principal and (ii) $234,078.16 in respect of accrued interest, fees and expenses (collectively, the "Payoff Amount"). Such liabilities, obligations, and indebtedness would be increased by $7,622.02 for each day after May 31, 1995 until the Payoff Amount is paid in full (the "Per Diem Amount"). In addition to the

Harris Trust and Savings Bank
May 30, 1995
Page 2


foregoing, Borrower would need to provide replacements for the letters of credit listed on Exhibit A hereto (the "SCC L/Cs") and return the originals of the SCC L/Cs to the undersigned.

         This letter will confirm that, upon (i) the execution by Borrower and Harris Trust and Savings Bank, as Agent for you ("Harris"), of the attached Indemnity Agreement and delivery thereto to SCC, (ii) the delivery to SCC of the original SCC L/Cs and (iii) payment by wire transfer of the Payoff Amount, plus the Per Diem Amount, if any, to the following account:

                 Harris Trust and Savings Bank
                 Chicago, Illinois
                 ABA #0710-0028-8
                 Acct. #183-842-4
                 Reference: Shawmut Capital Corporation and
                            Stokely USA, Inc.,

all liens and security interests of any kind of the Agent, for the benefit of itself and the Lenders, on and in any and all of the property of Borrower and its subsidiaries, shall be deemed to be released and terminated.

         The undersigned will deliver to Harris, immediately after receipt of the Payoff Amount, the SCC L/Cs and the aforesaid Indemnity Agreement, executed termination statements, mortgage releases and other releases pertaining to any liens and security interests of the Agent, for the benefit of itself and the Lenders, on and in any of the property of Borrower and of its subsidiaries.
The undersigned further agrees to deliver to Harris, upon payment of the Payoff Amount and receipt of the SCC L/Cs and the aforesaid Indemnity Agreement, such other termination statements, releases and other agreements, in form and substance satisfactory to Harris, as Harris may reasonably request in connection with the above described release and termination of liens and security interests of Agent, for the benefit of itself and the Lenders, on and in any of the property of Borrower and of its subsidiaries.

                                           Sincerely,

                                           SHAWMUT CAPITAL CORPORATION, As Agent

                                           By ?????????????
                                              --------------------------

                                              Its    Vice President
                                                 -----------------------

                                   EXHIBIT A



                                    SCC L/Cs



                                     (NONE)

                              INDEMNITY AGREEMENT

         Stokely USA, Inc. ("Borrower"), for good and valuable consideration, does hereby indemnify Shawmut Capital Corporation ("SCC"), in its capacity as Agent and as a Lender, and all other Lenders under the certain Loan and Security Agreement dated August 18, 1992, as amended, and in each case, their respective successors and assigns, (each, an "Indemnitee"), from any losses arising from the failure on the part of any Indemnitee to collect the full amount of customers' or other checks previously received by any Indemnitee and credited to the account of Borrower and for any service or other charges due to any Indemnitee upon any loans heretofore made by any Indemnitee to Borrower. SCC acknowledges that Borrower shall have no indemnity obligation under the second sentence of this paragraph unless any such indemnification claim is made within 180 days of the date hereof.

         IN WITNESS WHEREOF, Borrower has caused this indemnity and release to be executed by one of its officers thereunto duly authorized this __ day of May, 1995.

STOKELY USA, INC.

By __________________
Name ________________
   Its ______________

         Harris Trust and Savings Bank, as Agent (the "Agent") for itself, General Electric Capital Corporation, Sanwa Business Credit Corporation, Mercantile Bank of St. Louis, National Association (collectively, the "Banks") for good and valuable consideration, does hereby agree to indemnify the Indemnitees from any losses arising from the failure on the part of any Indemnitee to collect the full amount of customers' or other checks previously received by any Indemnitee and credited to the account of Borrower and for any service or other similar charges due to any Indemnitee upon any loans heretofore made by any Indemnitee to Borrower. SCC acknowledges that neither the Agent nor the Banks shall have any indemnity obligation under this paragraph unless any such indemnification claim is made within 180 days of the date hereof.

         IN WITNESS WHEREOF, the Agent has caused this indemnity to be executed by one of its officers thereunto duly authorized this _ day of May, 1995.

HARRIS TRUST AND SAVINGS BANK

By ___________________
Name _________________
  Its Vice President


Acknowledged and Agreed to
this _ day of May, 1995.


SHAWMUT CAPITAL CORPORATION

By __________________
  Its _________________

                             INDEMNITY AGREEMENT

        Stokely USA, Inc. ("Borrower"), for good and valuable consideration, does hereby indemnify Shawmut Capital Corporation ("SCC"), in its capacity as Agent and as a Lender, and all other Lenders under the certain Loan and Security Agreement dated August 18, 1992, as amended, and in each case, their respective successors and assigns, (each, an "Indemnitee"), from any losses arising from the failure on the part of any Indemnitee to collect the full amount of customers' or other checks previously received by any Indemnitee and credited to the account of Borrower and for any service or other charges due to any Indemnitee upon any loans heretofore made by any Indemnitee to Borrower. SCC acknowledges that Borrower shall have no indemnity obligation under the second sentence of this paragraph unless any such indemnification claim is made within 180 days of the date hereof.

        IN WITNESS WHEREOF, Borrower has caused this indemnity and release to be executed by one of its officers thereunto duly authorized this 31 day of May, 1995.

STOKELY USA, INC.

By   Stephen W. Theobald
     -------------------

Name Stephen W. Theobald
     -------------------

    Its  Vice Chairman
         ---------------

        Harris Trust and Savings Bank, as Agent (the "Agent") for itself, General Electric Capital Corporation, Sanwa Business Credit Corporation, Mercantile Bank of St. Louis, National Association (collectively, the "Banks") for good and valuable consideration, does hereby agree to indemnify the Indemnitees from any losses arising from the failure on the part of any Indemnitee to collect the full amount of customers' or other checks previously received by any Indemnitee and credited to the account of Borrower and for any service or other similar charges due to any Indemnitee upon any loans heretofore made by any Indemnitee to Borrower. SCC acknowledges that neither the Agent nor the Banks shall have any indemnity obligation under this paragraph unless any such indemnification claim is made within 180 days of the date hereof.

        IN WITNESS WHEREOF, the Agent has caused this indemnity to be executed by one of its officers thereunto duly authorized this 31 day of May, 1995.

HARRIS TRUST AND SAVINGS BANK

By     H. Glen Clarke
       --------------------

Name   H. Glen Clarke
       --------------------

      Its    Vice President
           ----------------

Acknowledged and Agreed to
this 31 day of May, 1995.

SHAWMUT CAPITAL CORPORATION

By
   -------------------------

   Its  --------------------

                             INDEMNITY AGREEMENT

        Stokely USA, Inc. ("Borrower"), for good and valuable consideration, does hereby indemnify Shawmut Capital Corporation ("SCC"), in its capacity as Agent and as a Lender, and all other Lenders under the certain Loan and Security Agreement dated August 18, 1992, as amended, and in each case, their respective successors and assigns, (each, an "Indemnitee"), from any losses arising from the failure on the part of any Indemnitee to collect the full amount of customers' or other checks previously received by any Indemnitee and credited to the account of Borrower and for any service or other charges due to any Indemnitee upon any loans heretofore made by any Indemnitee to Borrower. SCC acknowledges that Borrower shall have no indemnity obligation under the second sentence of this paragraph unless any such indemnification claim is made within 180 days of the date hereof.

        IN WITNESS WHEREOF, Borrower has caused this indemnity and release to be executed by one of its officers thereunto duly authorized this __ day of May, 1995.

STOKELY USA, INC.

By
      --------------------------
Name
      --------------------------
  Its
      --------------------------

        Harris Trust and Savings Bank, as Agent (the "Agent") for itself, General Electric Capital Corporation, Sanwa Business Credit Corporation, Mercantile Bank of St. Louis, National Association (collectively, the "Banks") for good and valuable consideration, does hereby agree to indemnify the Indemnitees from any losses arising from the failure on the part of any Indemnitee to collect the full amount of customers' or other checks previously received by any Indemnitee and credited to the account of Borrower and for any service or other similar charges due to any Indemnitee upon any loans heretofore made by any Indemnitee to Borrower. SCC acknowledges that neither the Agent nor the Banks shall have any indemnity obligation under this paragraph unless any such indemnification claim is made within 180 days of the date hereof.

        IN WITNESS WHEREOF, the Agent has caused this indemnity to be executed by one of its officers thereunto duly authorized this __ day of May, 1995.

HARRIS TRUST AND SAVINGS BANK

By
   -------------------------
Name
     -----------------------
  Its Vice President


Acknowledged and Agreed to
this 31 day of May, 1995.

SHAWMUT CAPITAL CORPORATION

By
  --------------------------
  Its Vice President

                           SECRETARY'S CERTIFICATE
                                      OF
                              STOKELY USA, INC.

        I. Robert Brill, hereby certify that:

                (a) I am the duly elected, qualified and acting Secretary of Stokely USA, Inc. ("Borrower"), a Wisconsin corporation;

                (b) Attached hereto as Exhibit A is a true and complete copy of the Articles of Incorporation of Borrower, as in full force and effect on the date hereof;

                (c) Attached hereto as Exhibit B is a true and complete copy of the By-Laws of Borrower (including all amendments thereto);

                (d) Each person who, as an officer or director of Borrower, signed any of the agreements, instruments or documents in connection with the financing arrangements described in the resolutions attached hereto was, at the respective time of signing and the delivery thereof to Harris Trust and Savings Bank, Mercantile Bank of St. Louis, N.A., Sanwa Business Credit Corporation and General Electric Credit Corporation, duly elected, qualified and acting as such officer or director;

                (e) Attached hereto as Exhibit C is a true and complete copy of all resultions adopted by the Board of Directors and/or stockholders of Borrower in accordance with Borrower's By-Laws and the laws of the State of Wisconsin with respect to the Loan and Security Agreement of even date herewith among Borrower, Agent and certain lenders party thereto and all transactions and documents contemplated thereby; such resolutions have not been modified, amended, repealed or rescinded and remain in full force and effect as of the date hereof; and such resolutions are the only resolutions adopted by Borrower's Board of Directors or Stockholders relating to the matters described therein.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1995.


                                        Robert Brill
                                        -----------------------
                                        Robert Brill, Secretary

                                  EXHIBIT A

                          ARTICLES OF INCORPORATION

                           UNITED STATES OF AMERICA

STATE OF WISCONSIN )
                   )  SS.
  OFFICE OF THE    )
SECRETARY OF STATE )

        TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

        I, DOUGLAS La FOLLETTE, Secretary of State of the State of Wisconsin and Keeper of the Great Seal thereof, do hereby certify that the annexed copy has been compared by me with the record on file in this Office and that the same is a true copy thereof, and of the whole of such record; and that I am the legal custodian of such record, and that this certification is in due form.

[SEAL]                               IN TESTIMONY WHEREOF, I have
                                    hereunto set my hand and affixed the Great
                                    Seal of the State.

                                          DOUGLAS LA FOLLETTE
                                          DOUGLAS La FOLLETTE
                                          Secretary of State

BY:  ROBERT KAUS    DATE: APR 26 1995

     Corporation Division
     FORM 38

                          ARTICLES OF AMENDMENT AND
                      RESTATED ARTICLES OF INCORPORATION
                             OF STOKELY USA, INC.


        At a meeting of the stockholders of Stokely USA, Inc. held on September 16, 1985, pursuant to the Wisconsin Statutes and the Articles and By-Laws of said corporation, the following Articles of Amendment and Restated Articles of Incorporation of said corporation were duly adopted:

        FIRST:  The name of the corporation is Stokely USA, Inc.

        SECOND: The Amendment and Restated Articles of Incorporation so adopted are set forth in Exhibit A attached hereto and made a part hereof.

        THIRD: The date of adoption of the Amendment and Restated Articles of Incorporation by the stockholders was September 16, 1985.

        FOURTH: The foregoing Amendment and Restated Articles of Incorporation were adopted by the stockholders entitled to vote by the following vote:

                        Shares          Affirmative     Shares          Shares
         Shares         Entitled        Votes           Voted           Voted
Class    Outstanding    to Vote         Required        For             Against
- ------   -----------    --------        -----------     ---------       -------
Common   6,635,200      6,635,200       4,423,467       6,238,800       None


        FIFTH: The Amendment and Restated Articles of Incorporation effect a change in the authorized capital stock of the corporation. The total number of authorized shares of common stock is increased from 10,000,000 shares of a par value of $.06 per share to 12,000,000 shares of a par value of $.05 per share. There is no change in the stated capital of the corporation, which remains at $600,000 represented by 12,000,000 shares of a par value of $.05 per share. Each presently outstanding share of a par value of $.06 per share shall be converted into a share of a par value of $.05 and no new shares shall be issued in connection with such reduction of par value.

        IN WITNESS WHEREOF, the undersigned officers of Stokely USA, Inc. have hereunto set their hands this 16th day of September, 1985.



                                      STOKELY USA, INC.

                                      By THOMAS W. MOUNT
                                         _______________________________
                                         Thomas W. Mount, President

                                         DUANE W. THORSEN
                                         _______________________________
                                         D. W. Thorsen, Secretary


This document was drafted by
Frank J. Pelisek,
Attorney at Law.

Record in Waukesha County, Wisconsin.

                                                     EXHIBIT A

                                   RESTATED

                          ARTICLES OF INCORPORATION

                                      OF

                              STOKELY USA, INC.

        The following Restated Articles of Incorporation of Stokely USA, Inc. supersede and take the place of the heretofore existing Articles of Incorporation of said corporation and all prior amendments thereto:

                                  ARTICLE I

        The name of the corporation is Stokely USA, Inc.

                                  ARTICLE II

        The purpose or purposes for which the corporation is organized are to engage in any lawful activity within the purposes for which a corporation may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes.

                                 ARTICLE III

        The number of shares of capital stock which the corporation shall be authorized to issue is Twelve Million (12,000,000) shares. Such shares shall be designated common stock and shall be of a par value of $.05 per share. The holders of the capital stock shall not have any preemptive rights to purchase or to subscribe for shares of any class of shares of capital stock or securities convertible into capital stock, now or hereafter authorized.

                                  ARTICLE IV

        The address of the registered office of the corporation is 626 East Wisconsin Avenue, Box 248, Oconomowoc, Waukesha County, Wisconsin 53066, and the name of its registered agent at such address is Joseph B. Weix.

                                  ARTICLE V

        The number of directors constituting the Board of Directors of the corporation shall be fixed from time to time by the By-Laws of the corporation.

                              STATE OF WISCONSIN
                                    FILED
                                 SEP 17 1985
                             DOUGLAS LA FOLLETTE
                              SECRETARY OF STATE

                              ARTICLES OF MERGER
                                      OF
                              STOKELY USA, INC.
                           a Wisconsin Corporation
                                     AND
                           AMERICAN NATIONAL CORP.
                             an Iowa Corporation

        The following Articles of Merger have been duly adopted by the Board of Directors of Stokely USA, Inc. pursuant to the provisions of Section 180.685 of the Wisconsin Statutes.

        FIRST: The Plan of Merger so adopted is set forth on Exhibit A attached hereto and made a part hereof.

        SECOND: Stokely USA, Inc., the surviving corporation, is the owner of all of the outstanding shares of American National Corp., the merging corporation. The Plan of Merger does not provide for any changes in the Articles of Incorporation of Stokely USA, Inc. or any issuance of capital stock by Stokely USA, Inc. The Plan of Merger provides for the cancellation of the currently outstanding capital stock of American National Corp. held by Stokely USA, Inc.

        THIRD: The merger shall become effective at the close of business on May 31, 1989 if these Articles of Merger are duly filed prior to such time. If these Articles of Merger are not duly filed until after the close of business on May 31, 1989, the merger shall become effective upon the due filing thereof.

        FOURTH: The number of outstanding shares of each class of American National Corp. and the number of such shares of each class owned by Stokely USA, Inc. is as follows:


CLASS                 OUTSTANDING      OWNED BY STOKELY USA, INC.
- -----                 -----------      --------------------------
Common                  75,000                   75,000


        FIFTH: As Stokely USA, Inc., the surviving corporation, is the sole owner of all of the outstanding capital stock of American National Corp., no notice of the merger to each shareholder of record of American National Corp. is required by Section 180.685(2) of the Wisconsin Statutes. Stokely USA, Inc.

waives any and all rights to be paid the fair value of its shares as provided in Section 180.72 of the Wisconsin Statutes.

        IN WITNESS WHEREOF, the undersigned officers of Stokely USA, Inc., the surviving corporation, and of American National Corp., the merging corporation, have caused these Articles of Merger to be executed as of the 26th day of May, 1989.

STOKELY USA, INC.                           AMERICAN NATIONAL CORP.



By: THOMAS W. MOUNT                         By: THOMAS W. MOUNT
    ---------------                             ---------------
    Thomas W. Mount                             Thomas W. Mount
    President                                   President




Attest: DUANE W. THORSEN                    Attest: WILLIAM SIMONS
        ----------------                            --------------
        Duane W. Thorsen                            William Simons
        Secretary                                   Secretary




     [CORPORATE SEAL]                            [NO CORPORATE SEAL]


This document was drafted by and should be returned to:

F. J. Pelisek, Esq.
Michael, Best & Friedrich
250 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-6560

                                  EXHIBIT A


                                PLAN OF MERGER
                                --------------

        WHEREAS, Stokely USA, Inc., a Wisconsin corporation ("Stokely"), owns all of the outstanding shares of stock of American National Corp., an Iowa corporation ("American"); and

        WHEREAS, it is deemed advisable that Stokely be merged with American, with Stokely being the surviving corporation:

        NOW, THEREFORE, this Plan of Merger is hereby adopted under and pursuant to Section 496A.72 of the Iowa Code by the Board of Directors of Stokely, the surviving corporation.

        1. The corporations proposing to merge are Stokely and American, with Stokely being the surviving corporation.

        2. The terms and conditions of the proposed merger are that upon the merger becoming effective the parties to this Plan of Merger shall become a single corporation and shall have and succeed to all of the rights, privileges and powers now possessed by both parties to the merger. The surviving corporation shall assume and discharge all of the obligations and liabilities of both of the parties to the merger.

        3. All of the outstanding shares of common stock of American currently owned by Stokely will be surrendered and cancelled. There shall be no conversion of the shares of American into shares, obligations or other securities of Stokely or any other corporation or, in whole or in part, into cash or other property. Stokely will not issue any shares of its capital stock as a result of the merger. There will be no change in the Articles of Incorporation of Stokely as a result of the merger.

        4. This Plan of Merger shall become effective at the close of business on May 31, 1989, or upon the filing of Articles of Merger if such filing shall occur after such time.

        5. Stokely's registered office is located in Waukesha County. The registered office of Stokely, the surviving corporation, shall remain in Waukesha County.

                              STATE OF WISCONSIN
                                    FILED
                                 MAY 30 1989
                             DOUGLAS LA FOLLETTE
                              SECRETARY OF STATE

                         ARTICLES OF AMENDMENT TO THE
                    RESTATED ARTICLES OF INCORPORATION OF
                              STOKELY USA, INC.


        By action of the shareholders of Stokely USA, Inc. on June 24, 1989 at a meeting duly convened pursuant to the provisions of the Wisconsin Statutes and the Articles and By-Laws of said corporation, the following Articles of Amendment to the Restated Articles of Incorporation of said corporation were duly adopted:

        FIRST:  The name of the corporation is Stokely USA, Inc.

        SECOND: The Amendments to the Restated Articles of Incorporation so adopted are as follows:

                (1) RESOLVED, that Article III of the Restated Articles of Incorporation of this Corporation shall be, and it hereby is, amended to read as follows:

                "Article III. The number of shares of capital stock which the Corporation shall be authorized to issue is Twenty-One Million (21,000,000) shares, divided into Twenty Million (20,000,000) shares of Common Stock, $.05 par value per share, and One Million (1,000,000) shares of Preferred Stock, $.10 par value per share.

                (1) The Board of Directors of the Corporation is authorized at any time or from time to time to divide the shares of preferred stock into classes and into series within any class or classes of preferred stock; and to determine for any such class or series its designation, relative rights, preferences and limitations, including, if applicable, the rate of dividend, the price at and the terms and conditions upon which shares may be redeemed, the amount payable upon shares in event of voluntary or involuntary liquidation, sinking fund provisions for the redemption or purchase of shares, and the terms and conditions upon which shares may be converted.

        (2) No holder of any shares of Common or preferred stock of the Corporation shall have any right as such holder (other than such right, if any, as the Board of Directors in its discretion may determine) to purchase or to subscribe for shares of any class of shares of capital stock or securities convertible into capital stock, now or hereafter authorized."

        (2) RESOLVED, that Article V of the Restated Articles of Incorporation of this Corporation shall be, and it hereby is, amended to read as follows:

        "Article V. The number of Directors constituting the Board of Directors of this Corporation, not less than nine (9) nor more than fifteen
(15), shall be fixed from time to time by the By-Laws of this Corporation. The Board of Directors of this Corporation shall be divided into three (3) classes of not less than three (3) nor more than five (5) Directors each. The term of office of the first class of Directors shall expire at the first annual meeting after their initial election under the provisions of this Article V, the term of office of the second class shall expire at the second annual meeting after their initial election under the provisions of this Article V, and that of the third class shall expire at the third annual meeting after their initial election under the provisions of this Article V. At each annual meeting after the initial classification of the Board of Directors under this Article V, the class of Directors whose term expires at the time of such election shall be elected to hold office until the third succeeding annual meeting.

        Any Director may be removed from office by affirmative vote of 80% of the outstanding shares entitled to vote for the election of such Director, taken at an annual meeting or a special meeting of shareholders called for that purpose, and any vacancy so created may be filled by the affirmative vote of 80% of such shares.

                        Notwithstanding any other provisions of these Articles
                of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of at least 80% of the voting power of all the shares of the Corporation entitled to vote for the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article V of these Articles of Incorporation."

                        (3) RESOLVED, that Article VI of the Restated Articles of Incorporation of this Corporation shall be, and it hereby is, created to read as follows:

                        Article VI is attached to these Articles of Amendment
                of Stokely USA, Inc. as Annex A.


                THIRD: The date of adoption of the Amendments by the shareholders was June 24, 1989.

                FOURTH: The foregoing Amendments were adopted by the shareholders entitled to vote as set forth below. At the record date for the meeting of June 24, 1989, the outstanding shares of Common Stock, all of which were entitled to vote, are as set forth below:


        (1)     AMENDMENT OF ARTICLE III - INCREASE IN CAPITAL STOCK


                        Total Shares            Total              Total                  Total
                        Outstanding          Affirmative           Shares                 Shares
                        and Entitled            Votes              Voted                  Voted
  Class                    to Vote             Required             For                  Against
  -----                 ------------         -----------           ------                -------
 Common                 8,239,195            5,492,797            5,966,124              694,026


        (2)     AMENDMENT OF ARTICLE V - CLASSIFIED BOARD OF DIRECTORS


              Total Shares                Total                Total                   Total
              Outstanding              Affirmative             Shares                  Shares
              and Entitled                Votes                Voted                   Voted
                to Vote                 Required                For                    Against
              ------------             -----------             -----                   -------
Common         8,239,195               5,492,797              5,951,984               634,951



        (3)     ADDITION OF ARTICLE VI - REPURCHASE RIGHTS

              Total Shares                Total                Total                   Total
              Outstanding              Affirmative             Shares                  Shares
              and Entitled                Votes                Voted                   Voted
                to Vote                 Required                For                    Against
              ------------             -----------             ------                  -------
Common         8,239,145               5,492,797               5,960,405              626,666


                FIFTH: The Amendments will effect a change in the authorized capital stock of the Corporation. The Amendments increase the authorized capital stock of the Corporation from 12,000,000 shares of Common Stock of $.05 par value to 20,000,000 shares of Common Stock of $.05 par value and 1,000,000 shares of Preferred Stock of $.10 par value, or an increase in authorized capital stock of 8,000,000 shares of Common Stock of $.05 par value and 1,000,000 shares of Preferred Stock of $.10 par value. The Amendments do not increase the stated capital of the Corporation as defined in Section 180.02(12), Wisconsin Statutes, as there are no current plans or proposals for issuance by the Corporation of the additional authorized Common Stock or the newly authorized Preferred Stock.

        IN WITNESS WHEREOF, the undersigned officers of Stokely USA, Inc. have hereunto set their hands this 24th day of June, 1989.


                                                STOKELY USA, INC.

                                                By THOMAS W. MOUNT
                                                   ---------------------------
                                                   Thomas W. Mount, President


                                                By DUANE W. THORSEN
                                                   ---------------------------
                                                   Duane W. Thorsen, Secretary


This document was drafted by:

Frank J. Pelisek, Attorney at Law
Michael, Best & Friedrich
100 East Wisconsin Avenue, Suite 3300
Milwaukee, Wisconsin 53202-4108


Record in Waukesha County, Wisconsin

                                   ANNEX A





                                  ARTICLE VI

                          REPURCHASE OF COMMON STOCK


6.1  REPURCHASE RIGHTS.

        6.1.1. In the event that any person (Acquiring Person)(i) who is the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the Common Stock then outstanding and any of such Common Stock was acquired pursuant to a tender offer, each holder of Common Stock shall have the right, until and including the ninetieth (90th) day following the date the notice to holders of Common Stock referred to in Section 6.3 herein is mailed, to have the Common Stock held by such holder repurchased by the Corporation at the Repurchase Price determined as provided in Section 6.5 herein, and each holder of securities convertible into Common Stock or of options, warrants or rights exercisable to acquire Common Stock prior to such thirtieth (30th) day shall have the right simultaneously with the conversion of such securities or exercise of such options, warrants or rights to have the Common Stock to be received by such holder repurchased by the Corporation at the Repurchase Price.

        6.1.2. All repurchase rights hereunder shall be subject to, and limited by, any provision contained in the Wisconsin Business Corporation Law which limits the amounts which may be used by the Corporation to repurchase its Common Stock.

        6.1.3. No holder of Common Stock of the Corporation shall have any right to have Common Stock repurchased by the Corporation pursuant to this
Article VI if the Corporation, acting through a majority of its Board of Directors, shall within ten (10) business days following the publication of such tender offer or following publication of any amendment of such tender offer recommend to the holders of Common Stock that such tender offer be accepted.

6.2  DEFINITIONS.

        6.2.1. The term "person" shall include an individual, a Corporation, partnership, trust or other entity. When two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring Common Stock, such partnership, syndicate or group shall be deemed a "person."

        6.2.2. For the purpose of determining whether a person is an Acquiring Person, such person shall be deemed to beneficially own (i) all Common Stock with respect to which such person has the capability to control or influence the voting or dispositive power in respect thereof and (ii) all Common Stock which such person has the immediate or future right to acquire, directly or indirectly, pursuant to agreements, through the exercise of options, warrants or rights or through the conversion of convertible securities or otherwise; and all Common Stock which an Acquiring Person has the right to acquire in such manner shall be deemed to be outstanding shares, but Common Stock which any other person has the right to acquire in such manner shall not be deemed to be outstanding shares.

        6.2.3. The acquisition of Common Stock by the Corporation or by any person controlled by the Corporation shall not engender the right to have Common Stock repurchased pursuant to this Article VI.

        6.2.4.  The right to have Common Stock repurchased pursuant to this
Article VI shall attach to such shares and shall not be personal to the holder thereof.

        6.2.5. The term "tender offer" shall mean an offer to acquire or an acquisition of Common Stock pursuant to a request or invitation for tenders or an offer to purchase such shares for cash, securities or any other consideration.

        6.2.6. The term "market purchases" shall mean the acquisition of Common Stock from holders of such shares in privately negotiated transactions or in transactions effected through a broker or dealer.

        6.2.7. Subject to the provisions of Section 6.2.2. herein, "outstanding shares" shall mean shares of Common Stock which at the time in question have been issued by the Corporation and not reacquired and held or retired by it or held by any subsidiary of the Corporation.

6.3  REPURCHASE PROCEDURE.

        Not later than thirty (30) days following the date on which the Corporation receives notice that any person has become an Acquiring Person and, as a result, the right to have Common Stock repurchased by the Corporation under this Article VI shall have been created, the Corporation shall give written notice, by first class mail, postage prepaid, at the address shown on the records of the Corporation to each holder of record of Common Stock (and to any other person known by the Corporation, to have rights to demand repurchase pursuant to Section 6.1 of this Article) as of the date not more than seven (7) days prior to the date of the mailing pursuant to this Section 6.3 and shall advise each such holder of the right to have shares repurchased and the procedures for such repurchase. In the event that the Corporation fails to give notice as required by this Section 6.3, any holder entitled to receive such notice may, within thirty (30) days thereafter, serve written demand upon the Corporation to give such notice. If within ten (10) days after the receipt of written demand the Corporation fails to give the required notice, such holder may at the expense and on behalf of the Corporation take such reasonable action as may be appropriate to give notice or to cause notice to be given pursuant to this Section 6.3.

        6.3.1. In the event Common Stock is subject to repurchase in accordance with this Acticle VI, the Directors of the Corporation shall designate a Repurchase Agent, which shall be a corporation or association (i) organized and doing business under the laws of the United States or any state,
(ii) subject to supervision or examination by federal or state authority, (iii) having combined capital and surplus of at least $5,000,000 and (iv) having the power to exercise corporate trust powers.

        6.3.2. For a period of ninety (90) days from the date of the mailing of the notice to holders of Common Stock referred to in this Section 6.3, holders of Common Stock and other persons entitled to have Common Stock repurchased pursuant to this Article VI may, at their option, deposit certificates representing all or less than all Common Stock held of record by them with the Repurchase Agent together with written notice that the holder elects to have such shares repurchased pursuant to this Article VI. Repurchase shall be deemed to have been effected at the close of business on the day such certificates are deposited in proper form with the Repurchase Agent.

        6.3.3. The Corporation shall promptly deposit in trust with the Repurchase Agent cash in an amount equal to the aggregate Repurchase Price of all of the Common Stock deposited with the Repurchase Agent for the purposes of repurchase.

        6.3.4. As soon as practicable after receipt by the Repurchase Agent of the cash deposit by the Corporation referred to in this Section 6.3, the Repurchase Agent shall issue its checks payable to the order of the persons entitled to receive the Repurchase Price of the Common Stock in respect of which such cash deposit was made.

        6.3.5 In the event the Corporation is unable to deposit with the Repurchase Agent cash in full amount of the aggregate Repurchase Price of all shares deposited for repurchase, because of limitations upon repurchase of Common Stock contained in the Wisconsin Business Corporation Law, the Corporation shall promptly deposit with the Repurchase Agent the maximum amount of cash which may be used for the repurchase of Common Stock, under the most restrictive of the applicable limitations upon such repurchase. In the event of deposit of less than the full aggregate Repurchase Price pursuant to the provisions of this subsection, the Repurchase Agent shall, after the expiration of the notice period provided for in this Section 6.3.4, use the amount so deposited to repurchase shares pro lanto, in proportion to the number of shares deposited by each shareholder for repurchase. Certificates representing all shares which remain unpurchased shall be returned to the depositors thereof as soon as practicable thereafter, and there shall be no further repurchase rights with respect to such shares arising in connection with the transactions already completed.

6.4.  RETIRED STOCK.

        All Common Stock with respect to which repurchase has been effected pursuant to this Article VI shall thereupon be deemed retired.

6.5.  REPURCHASE PRICE.

        The Repurchase Price shall be the amount payable by the Corporation in respect of each share of Common Stock with respect to which repurchase has been demanded pursuant to this Article VI and shall be the greatest amount determined on any of the following three bases:

        (i) The highest price per share of Common Stock, including any commission paid to brokers or dealers for solicitation or whatever, at which Common Stock held by the Acquiring Person were acquired pursuant to a tender offer regardless of when such tender offer was made or were acquired pursuant to any market purchase or otherwise within eighteen (18) months prior to the notice to holders of Common Stock referred to in Section 6.3 herein. For purposes of this subsection (i), if the consideration paid in any such acquisition of Common Stock consisted, in whole or part, of consideration other than cash, the Board of Directors of the Corporation shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the cash value, if any, ascribed to such consideration by the Acquiring Person.

                (ii) The highest sale price per share of Common Stock for any trading day during the eighteen (18) months prior to the notice to holders of Common Stock referred to in Section 6.3 herein. For purposes of this subsection (ii), the sale price for any trading day shall be the closing price per share of Common Stock as furnished by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or the last sale price per share traded on any national securities exchange.

                (iii) The amount of shareholders' equity in respect of each outstanding share of Common Stock as determined in accordance with generally accepted accounting principles and as reflected in any published report by the Corporation as of the quarter ending immediately preceding the notice to shareholders referred to in Section
        6.3 herein.

        6.5.1. The determinations to be made pursuant to Section 6.5 shall be made by the Board of Directors not later than the date of the notice to holders of Common Stock referred to in Section 6.3 herein. In making such determination, the Board of Directors may engage such persons, including investment banking firms and the independent accountants who have reported on the most recent financial statements of the Corporation, and may utilize employees and agents of the Corporation, who will, in the judgment of the Board of Directors, be of assistance to the Board of Directors.

        6.5.2. The determinations to be made pursuant to this Section 6.5, when made by the Board of Directors acting in good faith on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the Corporation and its shareholders, including any person referred to in Section 6.1 herein.

                                                            $24.00 RD

Amendment to Restated Articles

- -Increases authorized shares from: 12,000,000 Common at $0.05 P.V.
                               To: 20,000,000 Shares Common at $0.05 P.V.
                                    1,000,000 Shares Preferred at $0.10 P.V.

- -adds Directors provision (Art V)

- -adds Stock Repurchase Provisions (new Art VI)


                                               $650.00 plus $25.00 Exp

                                               Michael, Best & Friedrich
                                               P.O. Box 1806
                                               Madison, WI       53701
                                               Attn: Julie Bretl


                              STATE OF WISCONSIN
                                    FILED

                                 JUL 07 1989

                             DOUGLAS LA FOLLETTE
                              SECRETARY OF STATE

Form 38 (88)

                           UNITED STATES OF AMERICA


        STATE OF WISCONSIN  )
                            )
           0FFICE OF THE    )  SS.
        SECRETARY OF STATE  )


        TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

        I, DOUGLAS La FOLLETTE, Secretary of State of the State of Wisconsin and Keeper of the Great Seal thereof, do hereby certify that the annexed copy has been compared by me with the record on file in this Office and that the same is a true copy thereof, and of the whole of such record; and that I am the legal custodian of such record, and that this certification is in due form.

                                                IN TESTIMONY WHEREOF, I have
                                            hereunto set my hand and affixed
                                            the Great Seal of the State.


[STATE SEAL OF WISCONSIN]
                                               DOUGLAS La FOLLETTE

                                               DOUGLAS La FOLLETTE
                                               Secretary of State



BY: N. Striyic              DATE: JULY 31, 1992
    Corporation Division

                KNOW ALL MEN BY THESE PRESENTS: That the undersigned, adult residents of the State of Wisconsin, do hereby make, sign and agree to the following

                           ARTICLES OF ORGANIZATION


                ARTICLE FIRST.-  The undersigned have associated, and do hereby associate themselves together for the purpose of forming a corporation under Chapter 86 of the Wisconsin Statutes and the acts amendatory thereof and supplementary thereto, the business and purposes of which corporation shall be: to own, operate, run and manage canning factories, and own real estate, buildings, structures and all the necessary machinery and appliances for running and operating canning factories for the purpose of canning, preserving and packing fruits, grain, meats, foods and vegetables and their by-products; to own and hold by lease or otherwise farming lands, from which to
As       produce and raise such articles, vegetables and fruit; and to
Amended furnish and supply farmers, gardeners and such laborers and workmen Mar. 27, with seed and seeds with which to grow and produce such vegetables
1936 and products to be sold, canned, packed and preserved, and to deal in canned goods, and to buy and sell all such canned goods generally, and to sell and dispose of all by-products made and resulting in the operation of such factories, and to do all things necessary and proper in running and operating such factories, and to do and transact all business usual and incident to such business.
         To purchase or otherwise acquire, apply for, register, hold, use, sell or in any manner dispose of, and to grant licenses or other rights in, and in any manner deal with patents, inventions, improvements, processes, formulas, trade-marks, trade names, rights and licenses secured under letters patent, copyrights or otherwise.
                To purchase, hold, sell and reissue the shares of its own
         capital stock; to buy, sell, lease, pledge, mort-
          gage or otherwise deal in real estate and personal property of every kind and description, necessary and proper to effectuate the purposes for which this company is organized.
                To purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence of indebtedness created by any other corporation or corporations of this or any other state, territory or country, and, while owner of such stock, to exercise all the
As        rights and powers and privileges of ownership, including the right
Amended   to vote thereon; to guarantee any dividends, bonds, stocks, contracts
Mar. 27,  or other obligations of any corporation in which this corporation is
1936 an owner or has an interest; to aid in any lawful manner such corporations, and to do all legal acts and things designed for the preservation, protection, improvement, development, or enhancement of the value of any such corporation, or of its stock, bonds, securities, evidences of indebtedness, contracts or other obligations.
As
Amended         ARTICLE SECOND.-  The name of said corporation shall be
January   OCONOMOWOC CANNING COMPANY, and its location shall be in Oconomowoc,
31, 1923  Wisconsin.

As              ARTICLE THIRD.-  The capital stock of said corporation shall be
Amended   six hundred thousand dollars ($600,000.00) and the same shall consist
Mar 27,   of six thousand (6000) shares, each of which said shares shall be of
1936      the face or par value of one hundred dollars ($100.00).

                ARTICLE FOURTH.- The general officers of said corporation shall be a President, Vice-President, Secretary and Treasurer, and the Board of Directors shall consist of five (5) stockholders.

        ARTICLE FIFTH.- The principal duties of the President shall be to preside at all meetings of the Board of Directors and to have a general supervision of the affairs of the corporation.

                         The principal duties of the Vice-President shall be
to discharge the duties of the President in the event of the absence or disability, for any cause whatever, of the latter.

                         The principal duties of the Secretary shall be to
countersign all deeds, leases and conveyances executed by the corporation, affix the seal of the corporation thereto, and to such other papers as shall be required or directed to be sealed, and to keep a record of the proceedings of the Board of Directors, and to safely and systematically keep all books, papers, records and documents belonging to the corporation, or in anywise pertaining to the business thereof.

                         The principal duties of the Treasurer shall be to keep
and account for all moneys, credits and property, of any and every nature, of the corporation, which shall come into his hands, and keep an accurate account of all moneys received and disbursed, and proper vouchers for moneys disbursed, and to render such accounts, statements and inventories of moneys received and disbursed, and of moneys and property on hand, and generally of all matters pertaining to this office, as shall be required by the Board of Directors.

                         The Board of Directors may provide for the appointment
of such additional officers as they may deem for the best interests of the corporation.

                         Whenever the Board of Directors may so order, the
offices of Secretary and Treasurer may be held by the same person.

                         The said officers shall perform such additional or
different duties as shall from time to time be imposed or required by the Board of Directors, or as may be prescribed from time to time by the by-laws.

        ARTICLE SIXTH.- Only persons holding stock according to the regulations of the corporation shall be members of it.

        ARTICLE SEVENTH.- These Articles may be amended by resolution setting forth such amendment or amendments, adopted at any meeting of the stockholders by a vote of at least two-thirds of all the stock of said corporation then outstanding.

        ARTICLE 8. - NAMES AND RESIDENCES. The names and residences of the persons forming this corporation are:

Rudolph P. Binzel,  residing at Beaver Dam, Wis.
Ernest C. Theobald, residing at Oconomowoc, Wis.
H. P. MacDermott,   residing at 254 Mason St., Apt. 211,
                                Milwaukee, Wis.
Philip Binzel,      residing at Oconomowoc, Wis.

        IN WITNESS WHEREOF, we have hereunto set our hands this 13th day of February, A.D. 1920.

        Signed in Presence of:
                                  PHILIP BINZEL
        N.W. EVANS          )     RUDOLPH P. BINZEL
        JOS. A. MC CAFFREY  )     ERNEST C. THEOBALD
                                  HARRY MAC DERMOTT

STATE OF WISCONSIN,  )
                     )  SS.
COUNTY OF WAUKESHA.  )

        Personally came before me this 13th day of February, A.D. 1920, the above named RUDOLPH P. BINZEL, ERNEST C. THEOBALD, HARRY MacDERMOTT and PHILIP BINZEL, to me known to be the persons who executed the foregoing instrument, and acknowledged the same.

                                  N. W. EVANS,
                                     Notary Public, Wisconsin.
(Notarial Seal)
My Commission expires  )
Aug. 14, 1921.         )

STATE OF WISCONSIN,  )
                     )  SS.
COUNTY OF WAUKESHA.  )

        PHILIP BINZEL and ERNEST C. THEOBALD, being each duly sworn, doth each for himself depose and say that he is one of the original signers of the above declaration and articles; that the above and foregoing is a true, correct and complete copy of such original declaration and articles, and of the whole thereof.

Subscribed and sworn to before me
this 18th day of February, A.D. 1920.     ERNEST C. THEOBALD
                                          PHILIP BINZEL

          N. W. EVANS,
             Notary Public, Wisconsin.

(Notarial Seal)

                                                          REEL 258 IMAGE 115

                           ARTICLES OF AMENDMENT TO
                       THE ARTICLES OF INCORPORATION OF
                          OCONOMOWOC CANNING COMPANY

        The undersigned officers of Oconomowoc Canning Company, a Wisconsin corporation, do hereby certify that at the annual meeting of the shareholders of said corporation, held at Oconomowoc, Wisconsin on June 20, 1977, pursuant to the By-Laws and notice duly given, the following Amendments to the Articles of Incorporation of said corporation were duly adopted by the shareholders:

                RESOLVED, that Article FOURTH of the Articles of Incorporation be, and the same is hereby amended to read as follows:

                "ARTICLE FOURTH: The general officers of said corporation shall be a President, Vice President, Secretary, and Treasurer, and the Board of Directors shall consist of such number, not less than three (3), as shall from time to time be fixed by the By-Laws. Directors need not be shareholders."

                FURTHER RESOLVED, that the first paragraph of Article FIFTH of the Articles of Incorporation be, and the same is hereby amended to read as follows:

                "ARTICLE FIFTH: The principal duties of the President shall be to have general supervision of the affairs of the corporation."

        The foregoing amendments to the Articles of Incorporation were adopted by the following vote:

                                             REEL 258 IMAGE 116

                Number of       Number          Number Voted
Classes         Shares Out-     Entitled        ------------
of Shares       standing        to Vote       For       Against
- ----------      ------------    ---------     ---       -------
Common Stock       4,122         4,122        4,122        0



        Dated and the seal of the corporation affixed this 30 day of June, 1977.

                                                THOMAS W. MOUNT
                                                ---------------------------
                                                Thomas W. Mount, President

[CORPORATE SEAL]
                                                DUANE W. THORSEN
                                                ---------------------------
                                                Duane W. Thorsen, Secretary







This instrument was prepared by John S. Best.

                                                        REEL 652 IMAGE 864

                         ARTICLES OF AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                          OCONOMOWOC CANNING COMPANY


        At a meeting of the stockholders of Oconomowoc Canning Company held on June 17, 1983, pursuant to the Wisconsin Statutes and the Articles and By-Laws of said corporation, the following Articles of Amendment to the Articles of Incorporation of said corporation were duly adopted:

        FIRST:  The name of the corporation is Oconomowoc Canning Company.

        SECOND: The Amendment to the Articles of Incorporation so adopted is as follows:

                RESOLVED, that Article Third of the Articles of Incorporation of this corporation be, and it hereby is, amended to read as follows:

                "Third: The authorized capital of this corporation shall be Six Hundred Thousand Dollars ($600,000) consisting of One Million
        Two Hundred Thousand (1,200,000) shares of common stock of a par value of Fifty cents ($.50) per share."

        THIRD: The date of adoption of the Amendment by the stockholders was June 17, 1983.

        FOURTH: The foregoing Amendment was adopted by the stockholders entitled to vote by the following vote:

                        Shares          Affirmative     Shares    Shares
        Shares          Entitled        Votes           Voted     Voted
Class   Outstanding     to Vote         Required        For       Against
- ------  -----------     --------        -----------     -------   -------

Common   4,122           4,122            2,749          3,854      none


        FIFTH: The Amendment effects a change in the authorized capital stock of the corporation. The total number

                                                              REEL 652 IMAGE 865

of authorized shares of common stock are increased from 6,000 shares of a par value of $100 per share to 1,200,000 shares of a par value of $.50 per share. There is no change in the stated capital of the corporation which remains at $600,000 represented by 1,200,000 shares of a par value of $.50 per share. Following the effectiveness of the Amendment, the presently outstanding shares of common stock of the corporation will be split 200 for 1, effected in the form of a stock dividend of 199 shares of common stock ($.50 par value) for each share then outstanding.

        IN WITNESS WHEREOF, the undersigned officers of Oconomowoc Canning Company have hereunto set their hands this 2nd day of January, 1985.

                                        OCONOMOWOC CANNING COMPANY

                                        By  Thomas W. Mount
                                            --------------------------
                                            Thomas W. Mount, President


                                                                          [SEAL]

                                            D. W. Thorsen
                                            --------------------------
                                            D. W. Thorsen, Secretary


This document was drafted by
Frank J. Pelisek,
Attorney at Law.
                                                STATE OF WISCONSIN
                                                       FILED
                                                   JAN 16 1985
Record in Waukesha County, Wisconsin.           DOUGLAS LA FOLLETTE
                                                SECRETARY OF STATE

            1284307                                         1284307

                             REEL 652  IMAGE 863

FORM 14

                           UNITED STATES OF AMERICA
                              STATE OF WISCONSIN
                       OFFICE OF THE SECRETARY OF STATE

                               ---------------


                  To All to Whom These Presents Shall Come.


        The undersigned, as Secretary of State of the State of Wisconsin, certifies that the attached is a duplicate of a document accepted and filed in my office.



                                          IN TESTIMONY WHEREOF, I have hereunto
                                      set my hand and affixed my official seal, at Madison, on the date of filing of said document.




                                                  Douglas La Follette

                                                  DOUGLAS La FOLLETTE
                                                  Secretary of State

                                                              REEL 652 IMAGE 861

                         ARTICLES OF AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                          OCONOMOWOC CANNING COMPANY


        At a meeting of the stockholders of Oconomowoc Canning Company held on January 2, 1985, pursuant to the Wisconsin Statutes and the Articles and By-Laws of said corporation, the following Articles of Amendment to the articles of Incorporation of said corporation were duly adopted:

        FIRST:  The name of the corporation is Oconomowoc Canning Company.

        SECOND: The Amendment to the Articles of Incorporation so adopted is as follows:

                RESOLVED, that Article Second of the Articles of Incorporation of this corporation be, and it hereby is, amended to read as follows:

                "Second: The name of this corporation shall be Stokely USA, Inc."

        THIRD: The date of adoption of the Amendment by the stockholders was January 2, 1985.

        FOURTH: The foregoing Amendment was adopted by the stockholders entitled to vote by the following vote:

                         Shares     Affirmative    Shares        Shares
           Shares        Entitled   Votes          Voted         Voted
Class      Outstanding   to Vote    Required       For           Against
- -----      -----------   --------   -----------    ------        -------
Common     824,400       824,400      549,600      684,583.32    55,333.34



        FIFTH: The Amendment will not effect a change in the stated capital or authorized capital stock of the corporation.

        IN WITNESS WHEREOF, the undersigned officers of Oconomowoc Canning Company have hereunto set their hands this 2nd day of January, 1985.

                                                    REEL 652 IMAGE 862

                                             OCONOMOWOC CANNING COMPANY

                                           By     THOMAS W. MOUNT
                                              ------------------------------
                                                  Thomas W. Mount, President


                                                  DUANE W. THORSEN
                                              ------------------------------
                                                  D. W. Thorsen, Secretary

This document was drafted by
Frank J. Pelisek,
Attorney at Law.

Record in Waukesha County, Wisconsin.


                              STATE OF WISCONSIN
                                    FILED
                                 JAN 16 1985
                             DOUGLAS LA FOLLETTE
                              SECRETARY OF STATE

             1284306                                     1284306

                              REEL 652 IMAGE 860

FORM 14


                           UNITED STATES OF AMERICA
                              STATE OF WISCONSIN
                       OFFICE OF THE SECRETARY OF STATE

                               ---------------


                  To All to Whom These Presents Shall Come.



        The undersigned, as Secretary of State of the State of Wisconsin, certifies that the attached is a duplicate of a document accepted and filed in my office.



                                         IN TESTIMONY WHEREOF, I have hereunto
                                      set my hand and affixed my official seal, at Madison, on the date of filing of said document.




                                                Douglas La Follette

                                                DOUGLAS La FOLLETTE
                                                Secretary of State

                          ARTICLES OF AMENDMENT AND
                      RESTATED ARTICLES OF INCORPORATION
                             OF STOKELY USA, INC.


        At a meeting of the stockholders of Stokely USA, Inc. held on September 16, 1985, pursuant to the Wisconsin Statutes and the Articles and By-Laws of said corporation, the following Articles of Amendment and Restated Articles of Incorporation of said corporation were duly adopted:

        FIRST:  The name of the corporation is Stokely USA, Inc.

        SECOND: The Amendment and Restated Articles of Incorporation so adopted are set forth in Exhibit A attached hereto and made a part hereof.

        THIRD: The date of adoption of the Amendment and Restated Articles of Incorporation by the stockholders was September 16, 1985.

        FOURTH: The foregoing Amendment and Restated Articles of Incorporation were adopted by the stockholders entitled to vote by the following vote:


                                Shares          Affirmative     Shares          Shares
                Shares          Entitled        Votes           Voted           Voted
Class           Outstanding     to Vote         Required        For             Against
- --------        -----------     --------        -----------     ----------      --------
Common          6,635,200       6,635,200       4,423,467       6,238,800       None


        FIFTH: The Amendment and Restated Articles of Incorporation effect a change in the authorized capital stock of the corporation. The total number of authorized shares of common stock is increased from 10,000,000 shares of a par value of $.06 per share to 12,000,000 shares of a par value of $.05 per share. There is no change in the stated capital of the corporation, which remains at $600,000 represented by 12,000,000 shares of a par value of $.05 per share. Each presently outstanding share of a par value of $.06 per share shall be converted into a share of a par value of $.05 and no new shares shall be issued in connection with such reduction of par value.

        IN WITNESS WHEREOF, the undersigned officers of Stokely USA, Inc. have hereunto set their hands this 16th day of September, 1985.


                                        STOKELY USA, INC.


                                        By THOMAS W. MOUNT
                                           -------------------------------
                                           Thomas W. Mount, President


                                           DUANE W. THORSEN
                                           -------------------------------
                                           D. W. Thorsen, Secretary


This document was drafted by
Frank J. Pelisek,
Attorney at Law.


Record in Waukesha County, Wisconsin.

                                                                     EXHIBIT A



                                   RESTATED

                          ARTICLES OF INCORPORATION

                                      OF

                              STOKELY USA, INC.



        The following Restated Articles of Incorporation of Stokely USA, Inc. supersede and take the place of the heretofore existing Articles of Incorporation of said corporation and all prior amendments thereto:

                                  ARTICLE I

        The name of the corporation is Stokely USA, Inc.

                                  ARTICLE II

        The purpose or purposes for which the corporation is organized are to engage in any lawful activity within the purposes for which a corporation may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes.

                                 ARTICLE III

        The number of shares of capital stock which the corporation shall be authorized to issue is Twelve Million (12,000,000) shares. Such shares shall be designated common stock and shall be of a par value of $.05 per share. The holders of the capital stock shall not have any preemptive rights to purchase or to subscribe for shares of any class of shares of capital stock or securities convertible into capital stock, now or hereafter authorized.

                                  ARTICLE IV

        The address of the registered office of the corporation is 626 East Wisconsin Avenue, Box 248, Oconomowoc, Waukesha County, Wisconsin 53066, and the name of its registered agent at such address is Joseph B. Weix.

                                  ARTICLE V

        The number of directors constituting the Board of Directors of the corporation shall be fixed from time to time by the By-Laws of the corporation.

                              STATE OF WISCONSIN
                                    FILED
                                 SEP 17 1985
                             DOUGLAS LA FOLLETTE
                              SECRETARY OF STATE

                         ARTICLES OF AMENDMENT TO THE
                    RESTATED ARTICLES OF INCORPORATION OF
                              STOKELY USA, INC.



        By action of the shareholders of Stokely USA, Inc. on June 24, 1989 at a meeting duly convened pursuant to the provisions of the Wisconsin Statutes and the Articles and By-Laws of said corporation, the following Articles of Amendment to the Restated Articles of Incorporation of said corporation were duly adopted:

        FIRST:  The name of the corporation is Stokely USA, Inc.

        SECOND: The Amendments to the Restated Articles of Incorporation so adopted are as follows:

        (1) RESOLVED, that Article III of the Restated Articles of Incorporation of this Corporation shall be, and it hereby is, amended to read as follows:

        "Article III. The number of shares of capital stock which the Corporation shall be authorized to issue is Twenty-One Million (21,000,000) shares, divided into Twenty Million (20,000,000) shares of Common Stock, $.05 par value per share, and One Million (1,000,000) shares of Preferred Stock, $.10 par value per share.

        (1) The Board of Directors of the Corporation is authorized at any time or from time to time to divide the shares of preferred stock into classes and into series within any class or classes of preferred stock; and to determine for any such class or series its designation, relative rights, preferences and limitations, including, if applicable, the rate of dividend, the price at and the terms and conditions upon which shares may be redeemed, the amount payable upon shares in event of voluntary or involuntary liquidation, sinking fund provisions for the redemption or purchase of shares, and the terms and conditions upon which shares may be converted.

        (2) No holder of any shares of Common or preferred stock of the Corporation shall have any right as such holder (other than such right, if any, as the Board of Directors in its discretion may determine) to purchase or to subscribe for shares of any class of shares of capital stock or securities convertible into capital stock, now or hereafter authorized."

        (2) RESOLVED, that Article V of the Restated Articles of Incorporation of this Corporation shall be, and it hereby is, amended to read as follows:

        "Article V. The number of Directors constituting the Board of Directors of this Corporation, not less than nine (9) nor more than fifteen (15), shall be fixed from time to time by the By-Laws of this Corporation. The Board of Directors of this Corporation shall be divided into three (3) classes of not less than three (3) nor more than five (5) Directors each. The term of office of the first class of Directors shall expire at the first annual meeting after their initial election under the provisions of this Article V, the term of office of the second class shall expire at the second annual meeting after their initial election under the provisions of this Article V, and that of the third class shall expire at the third annual meeting after their initial election under the provisions of this Article V. At each annual meeting after the initial classification of the Board of Directors under this Article V, the class of Directors whose term expires at the time of such election shall be elected to hold office until the third succeeding annual meeting.


        Any Director may be removed from office by affirmative vote of 80% of the outstanding shares entitled to vote for the election of such Director, taken at an annual meeting or a special meeting of shareholders called for that purpose, and any vacancy so created may be filled by the affirmative vote of 80% of such shares.

                Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of at least 80% of the voting power of all the shares of the Corporation entitled to vote for the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this
        Article V of these Articles of Incorporation."

                (3) RESOLVED, that Article IV of the Restated Articles of Incorporation of this Corporation shall be, and it hereby is, created to read as follows:

                Article VI is attached to these Articles of Amendment of Stokely USA, Inc. as Annex A.

        THIRD: The date of adoption of the Amendments by the shareholders was June 24, 1989.

        FOURTH: The foregoing Amendments were adopted by the shareholders entitled to vote as set forth below. At the record date for the meeting of June 24, 1989, the outstanding shares of Common Stock, all of which were entitled to vote, are as set forth below:

          (1) AMENDMENT OF ARTICLE III - INCREASE IN CAPITAL STOCK
              ----------------------------------------------------


           Total Shares        Total        Total        Total
            Outstanding     Affirmative     Shares       Shares
           and Entitled        Votes         Voted        Voted
Class        to Vote          Required        For        Against
- -----      ------------     -----------     ------       -------
Common     8,239,195        5,492,797       5,966,124    694,026


         (2) AMENDMENT OF ARTICLE V - CLASSIFIED BOARD OF DIRECTORS
             ------------------------------------------------------


           Total Shares        Total        Total        Total
            Outstanding     Affirmative     Shares       Shares
           and Entitled        Votes         Voted        Voted
             to Vote          Required        For        Against
           ------------     -----------     ------       -------
Common     8,239,195        5,492,797       5,951,984    634,951




                (3) ADDITION OF ARTICLE VI - REPURCHASE RIGHTS
                    ------------------------------------------


           Total Shares        Total        Total        Total
            Outstanding     Affirmative     Shares       Shares
           and Entitled        Votes         Voted        Voted
             to vote          Required        For        Against
           ------------     -----------     ------       -------
Common     8,239,145        5,492,797       5,960,405    626,666


        FIFTH: The Amendments will effect a change in the authorized capital stock of the Corporation. The Amendments increase the authorized capital stock of the Corporation from 12,000,000 shares of Common Stock of $.05 par value to 20,000,000 shares of Common Stock of $.05 par value and 1,000,000 shares of Preferred Stock of $.10 par value, or an increase in authorized capital stock of 8,000,000 shares of Common Stock of $.05 par value and 1,000,000 shares of Preferred Stock of $.10 par value. The Amendments do not increase the stated capital of the Corporation as defined in Section 180.02(12), Wisconsin Statutes, as there are no current plans or proposals for issuance by the Corporation of the additional authorized Common Stock or the newly authorized Preferred Stock.

        IN WITNESS WHEREOF, the undersigned officers of Stokely USA, Inc. have hereunto set their hands this 24th day of June, 1989.


                                        STOKELY USA, INC.

                                        By  THOMAS W. MOUNT
                                            ---------------------------
                                            Thomas W. Mount, President



                                        By  DUANE W. THORSEN
                                            ---------------------------
                                            Duane W. Thorsen, Secretary


This document was drafted by:

Frank J. Pelisek, Attorney at Law
Michael, Best & Friedrich
100 East Wisconsin Avenue, Suite 3300
Milwaukee, Wisconsin 53202-4108



Record in Waukesha County, Wisconsin

                                   ANNEX A







                                  ARTICLE VI


                          REPURCHASE OF COMMON STOCK


6.1 REPURCHASE RIGHTS.

        6.1.1. In the event that any person (Acquiring Person)(i) who is the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the Common Stock then outstanding and any of such Common Stock was acquired pursuant to a tender offer, each holder of Common Stock shall have the right, until and including the ninetieth (90th) day following the date the notice to holders of Common Stock referred to in Section 6.3 herein is mailed, to have the Common Stock held by such holder repurchased by the Corporation at the Repurchase
Price determined as provided in Section 6.5 herein, and each holder of securities convertible into Common Stock or of options, warrants or rights exercisable to acquire Common Stock prior to such thirtieth (30th) day shall have the right simultaneously with the conversion of such securities or exercise of such options, warrants or rights to have the Common Stock to be received by such holder repurchased by the Corporation at the Repurchase Price.

        6.1.2. All repurchase rights hereunder shall be subject to, and limited by, any provision contained in the Wisconsin Business Corporation Law which limits the amounts which may be used by the Corporation to repurchase its Common Stock.

        6.1.3. No holder of Common Stock of the Corporation shall have any right to have Common Stock repurchased by the Corporation pursuant to this
Article VI if the Corporation, acting through a majority of its Board of Directors, shall within ten (10) business days following the publication of such tender offer or following publication of any amendment of such tender offer recommend to the holders of Common Stock that such tender offer be accepted.

6.2  DEFINITIONS.

        6.2.1. The term "person" shall include an individual, a Corporation, partnership, trust or other entity. When two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring Common Stock, such partnership, syndicate or group shall be deemed a "person."

        6.2.2. For the purpose of determining whether a person is an Acquiring Person, such person shall be deemed to beneficially own (i) all Common Stock with respect to which such person has the capability to control or influence the voting or dispositive power in respect thereof and (ii) all Common Stock which such person has the immediate or future right to acquire, directly or indirectly, pursuant to agreements, through the exercise of options, warrants or rights or through the conversion of convertible securities or otherwise; and all Common Stock which an Acquiring Person has the right to acquire in such manner shall be deemed to be outstanding shares, but Common Stock which any other person has the right to acquire in such manner shall not be deemed to be outstanding shares.

        6.2.3. The acquisition of Common Stock by the Corporation or by any person controlled by the Corporation shall not engender the right to have Common Stock repurchased pursuant to this Article VI.

        6.2.4.  The right to have Common Stock repurchased pursuant to this
Article VI shall attach to such shares and shall not be personal to the holder thereof.

        6.2.5. The term "tender offer" shall mean an offer to acquire or an acquisition of Common Stock pursuant to a request or invitation for tenders or an offer to purchase such shares for cash, securities or any other consideration.

        6.2.6. The term "market purchases" shall mean the acquisition of Common Stock from holders of such shares in privately negotiated transactions or in transactions effected through a broker or dealer.

        6.2.7. Subject to the provisions of Section 6.2.2 herein, "outstanding shares" shall mean shares of Common Stock which at the time in question have been issued by the Corporation and not reacquired and held or retired by it or held by any subsidiary of the Corporation.

6.3  REPURCHASE PROCEDURE.

        Not later than thirty (30) days following the date on which the Corporation receives notice that any person has become an Acquiring Person and, as a result, the right to have Common Stock repurchased by the Corporation under this Article VI shall have been created, the Corporation shall give written notice, by first class mail, postage prepaid, at the address shown on the records of the Corporation to each holder of record of Common Stock (and to any other person known by the Corporation, to have rights to demand repurchase pursuant to Section 6.1 of this Article) as of the date not more than seven (7) days prior to the date of the mailing pursuant to this Section 6.3 and shall advise each such holder of the right to have shares repurchased and the procedures for such repurchase. In the event that the Corporation fails to give notice as required by this Section 6.3, any holder entitled to receive such notice may, within thirty (30) days thereafter, serve written demand upon the Corporation to give such notice. If within ten (10) days after the receipt of written demand the Corporation fails to give the required notice, such holder may at the expense and on behalf of the Corporation take such reasonable action as may be appropriate to give notice or to cause notice to be given pursuant to this Section 6.3.

        6.3.1. In the event Common Stock is subject to repurchase in accordance with this Article VI, the Directors of the Corporation shall designate a Repurchase Agent, which shall be a corporation or association (i) organized and doing business under the laws of the United States or any state,
(ii) subject to supervision or examination by federal or state authority, (iii) having combined capital and surplus of at least $5,000,000 and (iv) having the power to exercise corporate trust powers.

        6.3.2. For a period of ninety (90) days from the date of the mailing of the notice to holders of Common Stock referred to in this Section 6.3, holders of Common Stock and other persons entitled to have Common Stock repurchased pursuant to this Article VI may, at their option, deposit certificates representing all or less than all Common Stock held of record by them with the Repurchase Agent together with written notice that the holder elects to have such shares repurchased pursuant to this Article VI. Repurchase shall be deemed to have been effected at the close of business on the day such certificates are deposited in proper form with the Repurchase Agent.

        6.3.3. The Corporation shall promptly deposit in trust with the Repurchase Agent cash in an amount equal to the aggregate Repurchase Price of all of the Common Stock deposited with the Repurchase Agent for the purposes of repurchase.

        6.3.4. As soon as practicable after receipt by the Repurchase Agent of the cash deposit by the Corporation referred to in this Section 6.3, the Repurchase Agent shall issue its checks payable to the order of the persons entitled to receive the Repurchase Price of the Common Stock in respect of which such cash deposit was made.

        6.3.5. In the event the Corporation is unable to deposit with the Repurchase Agent cash in full amount of the aggregate Repurchase Price of all shares deposited for repurchase, because of limitations upon repurchase of Common Stock contained in the Wisconsin Business Corporation Law, the Corporation shall promptly deposit with the Repurchase Agent the maximum amount of cash which may be used for the repurchase of Common Stock, under the most restrictive of the applicable limitations upon such repurchase. In the event of deposit of less than the full aggregate Repurchase Price pursuant to the provisions of this subsection, the Repurchase Agent shall, after the expiration of the notice period provided for in this Section 6.3.4, use the amount so deposited to repurchase shares pro tanto, in proportion to the number of shares deposited by each shareholder for repurchase. Certificates representing all shares which remain unpurchased shall be returned to the depositors thereof as soon as practicable thereafter, and there shall be no further repurchase rights with respect to such shares arising in connection with the transactions already completed.

6.4.  RETIRED STOCK.

        All Common Stock with respect to which repurchase has been effected pursuant to this Article VI shall thereupon be deemed retired.

6.5.  REPURCHASE PRICE.

        The Repurchase Price shall be the amount payable by the Corporation in respect of each share of Common Stock with respect to which repurchase has been demanded pursuant to this Article VI and shall be the greatest amount determined on any of the following three bases:

        (i) The highest price per share of Common Stock, including any commission paid to brokers or dealers for solicitation or whatever, at which Common Stock held by the Acquiring Person were acquired pursuant to a tender offer regardless of when such tender offer was made or were acquired pursuant to any market purchase or otherwise within eighteen
    (18) months prior to the notice to holders of Common Stock referred to in
    Section 6.3 herein. For purposes of this subsection (i), if the consideration paid in any such acquisition of Common Stock consisted, in whole or part, of consideration other than cash, the Board of Directors of the Corporation shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the cash value, if any, ascribed to such consideration by the Acquiring Person.

        (ii) The highest sale price per share of Common Stock for any trading day during the eighteen (18) months prior to the notice to holders of Common Stock referred to in Section 6.3 herein. For purposes of this subsection (ii), the sale price for any trading day shall be the closing price per share of Common Stock as furnished by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or the last sale price per share traded on any national securities exchange.

        (iii) The amount of shareholders' equity in respect of each outstanding share of Common Stock as determined in accordance with generally accepted accounting principles and as reflected in any published report by the Corporation as of the quarter ending immediately preceding the notice to shareholders referred to in Section 6.3 herein.

        6.5.1. The determinations to be made pursuant to Section 6.5 shall be made by the Board of Directors not later than the date of the notice to holders of Common Stock referred to in Section 6.3 herein. In making such determination, the Board of Directors may engage such persons, including investment banking firms and the independent accountants who have reported on the most recent financial statements of the Corporation, and may utilize employees and agents of the Corporation, who will, in the judgment of the Board of Directors, be of assistance to the Board of Directors.

        6.5.2. The determinations to be made pursuant to this Section 6.5, when made by the Board of Directors acting in good faith on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the Corporation and its shareholders, including any person referred to in Section 6.1 herein.

                                                             $24.00 RD





Amendment to Restated Articles

- - Increases authorized shares from:  12,000,000 Common at $0.05 P.V.
                                To:  20,000,000 Shares Common at $0.05 P.V.
                                      1,000,000 Shares Preferred at $0.10 P.V.

- - adds Directors provision (Art V)

- - adds Stock Repurchase Provisions (new Art VI)


                                                $650.00 plus $25.00 Exp

                                                Michael, Best & Friedrich
                                                P.O. Box 1806
                                                Madison, WI         53701
                                                Attn:  Julie Bretl

                                                STATE OF WISCONSIN
                                                      FILED
                                                   JUL 07 1989
                                               DOUGLAS LA FOLLETTE
                                                SECRETARY OF STATE

                                  EXHIBIT B

                                   BY-LAWS

                                   BY-LAWS



                                      OF

                              STOKELY USA, INC.
                          (a Wisconsin corporation)

                                   BY-LAWS
                                      OF
                              STOKELY USA, INC.
                          (a Wisconsin Corporation)

                      Introduction - Variable References

0.01.    Date of annual shareholders' meeting:   the last Saturday in
         June beginning at 11:00 a.m. central standard time (See also Section 2.01)

10:00 a.m.           First          Tuesday         June          1991
- ----------           -----          -------         ----          ----
  (HOUR)             (WEEK)          (DAY)         (MONTH)     (FIRST YEAR)

0.02. Required notice of shareholders' meeting (See Section 2.04): not less than 10 days.

0.03.    Authorized number of Directors (See Section 3.01):  12.

0.04. Required notice of Directors' meeting (See Section 3.05): not less than 24 hours.

0.05.    Authorized number of Vice Presidents  (See Section 4.01): 12.

0.06. Fiscal year of the Corporation shall commence on the first day of April and end on the last day of March.

                              TABLE OF CONTENTS


                             ARTICLE I.  OFFICES

1.01     Principal and Business Offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.02     Registered Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1


                          ARTICLE II.  SHAREHOLDERS

2.01     Annual Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2.02     Special Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2.03     Place of Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.04     Notice of Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.05     Closing of Stock Transfer Books or Fixing
         of Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.06     Voting Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.07     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.08     Conduct of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
2.09     Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
2.10     Voting of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
2.11     Voting of Shares by Certain Holders  . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         (a)  Other Corporations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         (b)  Legal Representatives and Fiduciaries . . . . . . . . . . . . . . . . . . . . . . .   5
         (c)  Pledgees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         (d)  Treasury Stock and Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (e)  Minors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (f)  Incompetents and Spendthrifts . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (g)  Joint Tenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
2.12     Waiver of Notice By Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
2.13     Unanimous Consent Without Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7


                       ARTICLE III.  BOARD OF DIRECTORS

3.01     General Powers and Number. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.02     Tenure and Qualifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
3.03     Nominations For Election to the
           Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
3.04     Regular Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
3.05     Special Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
3.06     Notice; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
3.07     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
3.08     Manner of Acting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
3.09     Conduct of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
3.10     Vacancies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
3.11     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
3.12     Presumption of Assent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
3.13     Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
3.14     Unanimous Consent Without Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
3.15     Meetings By Telephone Or By Other
           Communication Technology . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12



                                      (i)

                            ARTICLE IV.  OFFICERS

4.01     Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
4.02     Election and Term of Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
4.03     Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
4.04     Vacancies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
4.05     Chairman of the Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
4.06     President  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
4.07     Executive Vice President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
4.08     The Vice Presidents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
4.09     The Secretary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
4.10     The Treasurer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
4.11     Assistant Secretaries and Assistant Treasurers . . . . . . . . . . . . . . . . . . . .   15
4.12     Other Assistants and Acting Officers . . . . . . . . . . . . . . . . . . . . . . . . .   15
4.13     Salaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16


                ARTICLE V.  CONFLICT OF INTEREST TRANSACTIONS,
                    CONTRACTS, LOANS, CHECKS AND DEPOSITS:
                            SPECIAL CORPORATE ACTS

5.01     Conflict of Interest Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . .   16
5.02     Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
5.03     Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
5.04     Checks, Drafts, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
5.05     Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
5.06     Voting of Securities Owned by this Corporation . . . . . . . . . . . . . . . . . . . .   17


            ARTICLE VI.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.01     Certificate for Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
6.02     Facsimile Signatures and Seal  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
6.03     Signature by Former Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
6.04     Transfer of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
6.05     Restrictions on Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
6.06     Lost, Destroyed or Stolen Certificates . . . . . . . . . . . . . . . . . . . . . . . .   19
6.07     Consideration for Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
6.08     Uncertificated Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
6.09     Transfer Agent and Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
6.10     Stock Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

                         ARTICLE VII.  INDEMNIFICATION

7.01     Indemnification for Successful Defense . . . . . . . . . . . . . . . . . . . . . . . .   20
7.02     Other Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
7.03     Written Request  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
7.04     Nonduplication . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
7.05     Determination of Right to Indemnification  . . . . . . . . . . . . . . . . . . . . . .   22
7.06     Advance Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
7.07     Nonexclusivity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
7.08     Court-Ordered Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
7.09     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
7.10     Securities Law Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
7.11     Liberal Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
7.12     Definitions Applicable to This Article . . . . . . . . . . . . . . . . . . . . . . . .   26




                                     (ii)

                             ARTICLE VIII.  SEAL


                           ARTICLE IX.   AMENDMENTS

9.01     By Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
9.02     By Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
9.03     Implied Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28



                            ARTICLE X.  FISCAL YEAR














                                     (iii)

                             ARTICLE I.  OFFICES

        1.01 Principal and Business Offices. The Corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

        1.02 Registered Office. The registered office of the Corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent. The business office of the registered agent of the Corporation shall be identical to such registered office.


                          ARTICLE II.  SHAREHOLDERS

        2.01 Annual Meeting. The annual meeting of the shareholders shall be held at the date and hour in each year set forth in Section 0.01, or at such other time and date within thirty days before or after said date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein, or fixed as herein provided, for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

        2.02 Special Meeting. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the Wisconsin Business Corporation Law, may be called by the Chairman of the Board or a majority of the Board of Directors or by the holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting who sign, date and deliver to the Corporation one or more written demands for the meeting describing one or more purposes for which it is to be held. If duly called, the Corporation shall communicate notice of a special meeting as set forth in Section 2.04.

        2.03 Place of Meeting. The Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any annual meeting or for any special meeting. If no designation is made, the place of meeting shall be the principal business office of the Corporation in the State of Wisconsin, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

        2.04 Notice of Meeting. Notice may be communicated in person, by telephone, telegraph, teletype, facsimile or other form of wire or wireless communication, or by mail or private carrier, and, if these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television or other form of public broadcast communication. Such notice stating the place, day and hour of the meeting and, in case of a special meeting, a description of each purpose for which the meeting is called, shall be communicated or sent not less than the number of days set forth in Section 0.02 (unless a longer period is required by the Wisconsin Business Corporation Law or the articles of incorporation) nor more than sixty days before the date of the meeting, by or at the direction of the Chairman of the Board or the Secretary, or other Officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. Written notice by the Corporation to its Shareholders is effective when mailed and may be addressed to the shareholder's address shown in the Corporation's current record of shareholders. Oral notice is effective when communicated and the Corporation shall maintain a record setting forth the date, time, manner and recipient of the notice.

        2.05 Closing of Stock Transfer Books or Fixing of Record Date. A "shareholder" of the Corporation shall mean the person in whose name shares are registered in the stock transfer books of the Corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the Corporation. Such nominee certificates, if any, shall be reflected in the stock transfer books of the Corporation. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, seventy days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

        2.06 Voting Record. The Officer or agent having charge of the stock transfer books for shares of the Corporation shall, before each meeting of shareholders, make a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

        2.07 Quorum. Shares entitled to vote as a separate voting group as defined in the Wisconsin Business Corporation Law may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the Wisconsin Business Corporation Law provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

        Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists, for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

        If a quorum exists, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Wisconsin Business Corporation Law requires a greater number of affirmative votes.

        "Voting group" means any of the following:

        (a) All shares of one or more classes or series that under the articles of incorporation or the Wisconsin Business Corporation Law are entitled to vote and be counted together collectively on a matter at a meeting of shareholders.

        (b) All shares that under the articles of incorporation or the Wisconsin Business Corporation Law are entitled to vote generally on a matter.

        Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

        2.08 Conduct of Meetings. The Chairman of the Board, or in the Chairman's absence, the President, or in the President's absence, the Executive Vice President, or in the Executive Vice President's absence, a Vice President in the order provided under Section 4.08, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting, and the Secretary of the Corporation shall act as Secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding Officer may appoint any other person to act as Secretary of the meeting.

        2.09 Proxies. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by his or her attorney-in-fact. Such proxy appointment is effective when received by the Secretary of the Corporation before or at the time of the meeting. Unless otherwise provided in the appointment form of proxy, a proxy appointment may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting Secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his or her proxy appointment shall not of itself constitute a revocation. No proxy appointment shall be valid after eleven months from the date of its execution, unless otherwise provided in the appointment form of proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxy appointments.

        2.10 Voting of Shares. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any voting group or groups are enlarged, limited or denied by the articles of incorporation.

        2.11  Voting of Shares by Certain Holders.

              (a) Other Corporations. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. An appointment form of proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this Corporation, given in writing to the Secretary of this Corporation, or the designation of some other person by the Board of Directors or by the by-laws of such other corporation.

              (b) Legal Representatives and Fiduciaries. Shares held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such shares into his or her name, provided that there is filed with the Secretary before or at the time of meeting proper evidence of his or her incumbency and the number of shares held or her. Shares standing in the name of a fiduciary may be voted by him, either in person or by proxy. An appointment form of proxy executed by a fiduciary shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this Corporation, given in writing to the Secretary of this Corporation, that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

              (c) Pledgees. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred; provided, however, a pledgee shall be entitled to vote shares held of record by the pledgor if the Corporation receives acceptable evidence of the pledgee's authority to sign.

             (d) Treasury Stock and Subsidiaries. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of Directors of such other corporation is held by this Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by this Corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

             (e) Minors. Shares held by a minor may be voted by such minor in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has received written notice or has actual knowledge that such shareholder is a minor. Shares held by a minor may be voted by a personal representative, administrator, executor, guardian or conservator representing the minor if evidence of such fidicuary status is presented and acceptable to the Corporation.

             (f) Incompentents and Spendthrifts. Shares held by an incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has actual knowledge that such shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of filing of judicial proceedings for appointment of a guardian. Shares held by an incompetent or spendthrift may be voted by a personal representative, administrator, executor, guardian or conservator representing the minor if evidence of such fiduciary status is presented and acceptable to the Corporation.

             (g) Joint Tenants. Shares registered in the names of two or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (i) no other such individual or his or her legal representative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary of the Corporation a contrary written voting authorization or direction or written denial or authority of the individual present or signing the appointment form of proxy proposed to be voted or (ii) all such other individuals are deceased and the Secretary of the Corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.

        2.12 Waiver of Notice by Shareholders. Whenever any notice whatever is required to be given to any shareholder of the Corporation under the articles of incorporation or by-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the shareholder entitled to such notice, shall be deemed equivalent to the giving of such notice and the Corporation shall include copies of such waivers in its corporate records; provided that such waiver in respect to any matter of which notice is required under any provision of the Wisconsin Business Corporation Law, shall contain the same information as would have been required to be included in such notice, except the time and place of meeting.

        2.13 Unanimous Consent Without Meeting. Any action required or permitted by the articles of incorporation or by-laws or any provision of law to be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                       ARTICLE III. BOARD OF DIRECTORS

        3.01 General Powers and Number. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, the Board of Directors, subject to any limitation set forth in the articles of incorporation. The number of Directors of the Corporation shall be as provided in Section 0.03, but shall be not less than nine (9) nor more than fifteen (15).

        The Board of Directors shall be divided into three (3) classes of not less than three (3) nor more than five (5) Directors each. The term of office of the first class of Directors shall expire at the first annual meeting after their initial election and until their successors are elected and qualified, the term of office of the second class shall expire at the second annual meeting after their initial election and until their successors are elected and qualified, and the term of office of the third class shall expire at the third annual meeting after the initial election and until their successors are elected and qualified. At each annual meeting after the inital classification of the Board of Directors, the class of Directors whose term expires at the time of such election shall be elected to hold office Until the third succeeding annual meeting and until their successors are elected and qualified.

                              STOKEY USA(R) INC.

                          FAX number: 414-569-3860
                         TELECOPIES/FAX TRANSMISSION


TO: Steven Wolf                                  DATE: 9-2-92

COMPANY: Securities and Exchange Commission



FROM: Robert Brill

NUMBER OF PAGES (including this page) 62


MESSAGE: Following are copies of relevant Articles and By-Laws of Stokely USA, Inc. Due to age of corporation I have not included all Amendments as I fear that doing so would tie up your fax unduly.


                           --Continuation of fax--


FORM 4012 C

     626 East Wisconsin Ave. - P.O. Box 248 - Oconomowoc, WI  53066 0248
                                 414-567-1731

     3.02 Tenure and Qualifications. Each Director shall hold office until the next annual meeting of shareholders in the year in which such Director's term expires and until his successor shall have been elected, or
until his prior death, resignation or removal  for cause only.   A Director may
be removed from office for cause only by affirmative vote of 80% of the outstanding shares entitled to vote for the election of such Director, taken at an annual meeting or a special meeting of shareholders called for that purpose, and any vacancy so created may be filled by the affirmative vote of 80% of such  shares.  A Director  may resign at any  time by filing his
written resignation  with the  Secretary of the  Corporation.   Directors need
not be residents of the State of Wisconsin or shareholders of the Corporation.


     3.03 Nominations for Election to the Board of Directors. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for election of Directors. Nominations, other than those made by or on behalf of the existing management of the Corporation, shall be made in writing and shall be delivered or mailed to the Chief Executive Officer and/or President of the Corporation, not less than 14 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 14 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the Chief Executive Officer and/or President of the Corporation not later than the close of business on the fourth day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the name and residence address of the nominating shareholder; and (d) the number of shares of capital stock of the Corporation owned by the nominating shareholder. Nominations not made in accordance herewith may be disregarded by the chairman of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for each such nominee.


     3.04 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after the annual meeting of shareholders, and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the meeting of shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of additional regular meetings without other notice than such resolution.

     3.05 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, Secretary or any two Directors. The Chairman or Secretary calling any special meeting of the Board of Directors may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting of the Board of Directors called by them, and if no other place is fixed, the place of meeting shall be the principal business office of the Corporation in the State of Wisconsin.

     3.06 Notice; Waiver. Notice may be communicated in person, by telephone, telegraph, teletype, facsimile or other form of wire or wireless communication, or by mail or private carrier, and, if these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television or other form of public broadcast communication. Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be communicated to each Director at his or her business address or telephone number or at such other address or telephone number as such Director shall have designated in writing filed with the Secretary, in each case not less than that number of hours prior thereto as set forth in Section 0.04. Written notice is effective at the earliest of the following:

              (i)       when received;

             (ii) five days after its deposit in the U.S. Mail, if mailed postpaid and correctly addressed; or

            (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested and the receipt is signed by or on behalf of the addressee.

Oral notice is effective when communicated and the Corporation shall maintain a record setting forth the date, time, manner and recipient of the notice.

     Whenever any notice whatever is required to be given to any Director of the Corporation under the articles of incorporation or by-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice, and the Corporation shall retain copies of such waivers in its corporate records. A Director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assert to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.


     3.07 Quorum. Except as otherwise provided by the Wisconsin Business Corporation Law or by the articles of incorporation or these by-laws, a majority of the number of Directors as provided in Section 0.03 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the Directors present or participating (though less than such quorum) may adjourn the meeting from time to time without further notice.


     3.08 Manner of Acting. If a quorum is present or participating when a vote is taken, the affirmative vote of a majority of directors present or participating is the act of the Board of Directors or a committee of the Board of Directors, unless the Wisconsin Business Corporation Law or the articles of incorporation or these by-laws require the vote of a greater number of directors.


     3.09 Conduct of Meetings. The Chairman of the Board, or in the Chairman's absence, the President, or in the President's absence, the Executive Vice President, or in the Executive Vice President's absence, a Vice President in the order provided under Section 4.08, and in their absence, any Director chosen by the Directors present, shall call meetings of the Board of Directors to order and shall act as chairman of the meeting. The Secretary of the Corporation shall act as Secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding Officer may appoint any Assistant Secretary or any Director or other person present or participating to act as Secretary of the meeting.


     3.10 Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of Directors, may be filled until the next succeeding annual election by the affirmative vote of a majority of the Directors then in office, though less than a quorum of the Board of Directors; provided, that in case of a vacancy created by the removal of a Director for cause by vote of the shareholders, the shareholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof by the affirmative vote of 80% of the outstanding shares entitled to vote for the election of such Director.

     3.11 Compensation. The Board of Directors, by affirmative vote of a majority of the Directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all Directors for services to the Corporation as Directors, Officers or otherwise, or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits of payments, to Directors, Officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered by such Directors, Officers and employees to the Corporation.


     3.12 Presumption of Assent. A Director of the Corporation who is present at or participates in a meeting of the Board of Directors or a committee thereof of which he or she is a member, at which action on any corporate matter is taken, shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.


     3.13 Committees. The Board of Directors, by resolution adopted by the affirmative vote of a majority of the number of Directors as provided in
Section 0.03, may designate one or more committees, each committee to consist of two or more Directors elected by the Board of Directors, which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of the Corporation, except that a committee may not do any of the following:
(a) authorize distributions; (b) approve or propose to shareholders action that the Wisconsin Business Corporation Law requires be approved by shareholders;
(c) fill vacancies on the Board of Directors or on any of its committees, unless the Board of Directors provides by resolution that any vacancies on a committee shall be filled by the affirmative vote of a majority of the remaining committee members; (d) amend articles of incorporation under Section 180.1002 of the Wisconsin Business Corporation Law;
(e) adopt, amend or repeal by-laws; (f) approve a plan of merger not requiring shareholder approval; (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee or a senior executive officer of the Corporation to do so within limits prescribed by the Board of Directors. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the chairman of such meeting. Each such committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.


     3.14 Unanimous Consent Without Meeting. Any action required or permitted by the articles of incorporation or by-laws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors then in office.



     3.15 Meetings By Telephone Or By Other Communication Technology. Meetings of the Board of Directors or committees may be conducted by telephone or by other communication technology in accordance with Section 180.0820 of the Wisconsin Business Corporation Law.


                             ARTICLE IV.  OFFICERS

     4.01 Number. The principal Officers of the Corporation shall be a Chairman of the Board, a President, an Executive Vice President, the number of Vice Presidents as provided in Section 0.05, a Secretary, and a Treasurer, each of whom shall be elected annually by the Board of Directors. Such other Officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors, and shall have such powers and perform such duties as may be assigned by the Board of Directors or Chairman of the Board. The Board of Directors may authorize a duly appointed officer to appoint one or more officers or assistant officers. The same natural person may simultaneously hold more than one office in the Corporation, provided that such person holding any two or more offices may sign documents in only one capacity as an officer of the Corporation.

     4.02 Election and Term of Office. The Officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of Officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each Officer shall hold office until his or her successor shall have been duly elected or until his or her prior death, resignation or removal.

     4.03 Removal. Any Officer or agent may be removed by the Board of Directors with or without cause whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

     4.04 Vacancies. A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

     4.05 Chairman of the Board. The Chairman shall be the chief execu-tive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He or she shall, when present, preside at all meetings of the shareholders and of the Board of Directors. The Chairman shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the Chairman. The Chairman shall have authority to sign, execute and acknowledge, on behalf of the Corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, the Chairman may authorize the President, the Executive Vice President, or any Vice President or other officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general, the Chairman shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

     4.06 President. The President shall be the chief operating officer of the Corporation and, subject to the control of the Chairman, shall supervise and control the operations of the Corporation. He or she shall, in the absence of the Chairman, preside at all meetings of the shareholders and of the Board of Directors. He or she shall have authority to sign, execute and acknowledge, on behalf of the Corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the Corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he or she may authorize the Executive Vice President or any Vice President or other Officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general, he or she shall perform all duties incident to the office of chief operating officer and such other duties as may be prescribed by the Board of Directors or Chairman from time to time.

     4.07 The Executive Vice President. The Executive Vice President shall assist the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the President or in the event of his or her death, inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have all the powers and duties of the President. He or she shall perform such other duties as from time to time may be assigned to him or her by the Board of Directors, the Chairman or the President.

     4.08 The Vice Presidents. In the absence of the Chairman, President and the Executive Vice President or in the event of their death, inability or refusal to act, or in the event for any reason it shall be impracticable for them to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the Corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the Chairman, the President, the Executive Vice President or by the Board of Directors. The execution of any instrument of the Corporation by any Vice President shall be conclusive evidence, as to third parties, of his or her authority to act in the stead of the Chairman or the President.

     4.09 The Secretary. The Secretary shall: (a) keep the minutes of the meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general, perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him or her by the Chairman or President or by the Board of Directors.

     4.10 The Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section 5.05; and (c) in general, perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him or her by the Chairman or President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     4.11 Assistant Secretaries and Assistant Treasurers. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize. The Assistant Treasurers shall, respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the Chairman or President or the Board of Directors.

     4.12 Other Assistants and Acting Officers. The Board of Directors shall have the power to appoint any person to act as assistant to any Officer, or as agent for the Corporation in his or her stead, or to perform the duties of such Officer whenever for any reason it is impracticable for such Officer to act personally and such assistant or acting Officer or other agent so appointed by the Board of Directors shall have the power to perform all the duties of the office to which he or her is so appointed to be assistant, or as to which he or her is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

     4.13 Salaries. The salaries of the principal Officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no Officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

                 ARTICLE V. CONFLICT OF INTEREST TRANSACTIONS,
         CONTRACTS, LOANS, CHECKS AND DEPOSITS: SPECIAL CORPORATE ACTS

     5.01 Conflict of Interest Transactions. A "conflict of interest" transaction means a transaction with the Corporation in which a Director of the Corporation has a direct or indirect interest. The circumstances in which a Director of the Corporation has an indirect interest in a transaction include but are not limited to a transaction under any of the following circumstances:
(1) another entity in which the Director has a material financial interest or in which the Director is a general partner is a party to the transaction; or
(2) another entity of which the Director is a director, officer or trustee is a party to the transaction and the transaction is or, because of its significance to the Corporation, should be considered by the Board of Directors of the Corporation. A conflict of interest transaction is not voidable by the Corporation solely because of the Director's interest in the transaction if any of the circumstances set forth in Section 180.0831 of the Wisconsin Business Corporation Law are true or occur.

     5.02 Contracts. The Board of Directors may authorize any Officer or Officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the Corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the Corporation shall be executed in the name of the Corporation by the Chairman of the Board, President or Executive Vice President or one of the Vice Presidents and by the Secretary, or Assistant Secretary, the Treasurer or Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

     5.03 Loans. No indebtedness for borrowed money shall be contracted on behalf of the Corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

     5.04 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such Officer or Officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

    5.05 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as may be selected by or under the authority of a resolution of the Board of Directors.

    5.06 Voting of Securities Owned by this Corporation. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this Corporation may be voted at any meeting of security holders of such other corporation by the Chairman of the Board of this Corporation if he or she be present, or in the Chairman's absence, by the President, or in the President's absence, by the Executive Vice President, or in the Executive Vice President's absence, by any Vice President of this Corporation who may be present, and (b) whenever, in the judgment of the Chairman of the Board, or in the Chairman's absence, the President, or in the President's absence, the Executive Vice President, or in the Executive Vice President's absence, by any Vice President, it is desirable for this Corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this Corporation, such proxy or consent shall be executed in the name of this Corporation by the Chairman, the President, the Executive Vice President, or one of the Vice Presidents of this Corporation in the order as provided in clause (a) of this Section, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this Corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this Corporation the same as such shares or other securities might be voted by this Corporation.

                         ARTICLE VI.  CERTIFICATES FOR
                           SHARES AND THEIR TRANSFER

     6.01 Certificates for Shares. Certificates representing shares of the Corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such Certificates shall be signed by the Chairman or the President or by another Officer designated by the Chairman or the Board of Directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except as provided in Section 6.06.


     6.02 Facsimile Signatures and Seal. The seal of the Corporation on any certificates for shares may be a facsimile. The signature of the Chairman or the President or other authorized Officer upon a certificate may be a facsimile if the certificate is manually signed on behalf of a transfer agent, or a registrar, other than the Corporation itself or an employee of the Corporation.


     6.03 Signature by Former Officers. In case any officer, who has signed or whose facsimile signature has been placed upon, any certificate for shares, shall have ceased to be such Officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such Officer at the date of its issue.


     6.04 Transfer of Shares. Prior to due presentment of a certificate for shares for registration of transfer, the Corporation may treat the shareholder of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and powers of an owner. Where a certificate for shares is presented to the Corporation with a request to register for transfer, the Corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty. The Corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors.


     6.05      Restrictions on Transfer.   The face or reverse side of each
certificate representing shares shall bear a conspicuous notation of any restriction imposed by the Corporation upon the transfer of such shares.


     6.06 Lost, Destroyed or Stolen Certificates. Where the owner claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the Corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) files with the Corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.


     6.07 Consideration for Shares. The shares of the Corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be received for shares may consist of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for that consideration are fully paid and nonassessable, except as provided by
Section 180.0622 of the Wisconsin Business Corporation Law which may require further assessment for unpaid wages to employees under certain circumstances. The Corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the benefits are received or the note is paid. If the services are not performed, the benefits are not received or the note is not paid, the Corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.

     6.08 Uncertificated Shares. In accordance with Section 180.0626 of the Wisconsin Business Corporation Law, the Board of Directors may issue any shares of any of its classes or series without certificates. The authorization does not affect shares already represented by certificates until the certificates are surrendered to the Corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send the shareholder a written statement of the information required on share certificates by Sections 180.0625 and 180.0627, if applicable, of the Wisconsin Business Corporation Law, and by the By-laws of the Corporation.

     The Corporation shall maintain at its offices, or at the office of its transfer agent, an original or duplicate stock transfer book containing the names and addresses of all shareholders and the number of shares held by each shareholder. If the shares are uncertificated, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as such, as the owner of shares for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Wisconsin.


     6.09 Transfer Agent and Registrar. The Corporation may maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of stock of the Corporation shall be transferable. The Corporation may also maintain one or more registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered. The same person or entity may be both a transfer agent and registrar.

     6.10 Stock Regulations. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.

                         ARTICLE VII.  INDEMNIFICATION

     7.01 Indemnification for Successful Defense. Within 20 days after receipt of a written request pursuant to Section 7.03, the Corporation shall indemnify a Director, Officer, Employee or Agent, to the extent he or she has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the Director, Officer, Employee or Agent was a party because he or she is a Director, Officer, Employee or Agent of the Corporation.


     7.02       Other Indemnification. (a) In cases not included under
Section 7.01, the Corporation shall indemnify a Director, Officer, Employee or Agent against all liabilities and expenses incurred by the Director, Officer, Employee or Agent in a proceeding to which the Director, Officer, Employee or Agent was a party because he or she is a Director, Officer, Employee or Agent of the Corporation, unless liability was incurred because the Director, Officer, Employee or Agent breached or failed to perform a duty he or she owes to the Corporation and the breach or failure to perform constitutes any of the following:

        (1) A willful failure to deal fairly with the Corporation or its shareholders in connection with a matter in which the Director, Officer, Employee or Agent has a material conflict of interest.

        (2) A violation of criminal law, unless the Director, Officer, Employee or Agent had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful.

        (3) A transaction from which the Director, Officer, Employee or Agent derived an improper personal profit.

        (4)     Willful misconduct.

     (b) Determination of whether indemnification is required under this Section shall be made pursuant to Section 7.05.

     (c) The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself, create a presumption that indemnification of the Director, Officer, Employee or Agent is not required under this Section.

     7.03 Written Request. A Director, Officer, Employee or Agent who seeks indemnification under Sections 7.01 or 7.02 shall make a written request to the Corporation.

     7.04 Nonduplication. The Corporation shall not indemnify a Director, Officer, Employee or Agent under Sections 7.01 or 7.02 if the Director,
Officer, Employee or Agent has previously received indemnification or allowance of expenses from any person, including the Corporation, in connection with the same proceeding. However, the Director, Officer, Employee or Agent has no affirmative duty to look to any other person for indemnification nor to first exhaust his remedies to seek indemnification from such other person.

     7.05       Determination of Right to Indemnification.

     (a) Unless otherwise provided by the articles of incorporation or by written agreement between the Director, Officer, Employee or Agent and the Corporation, the Director, Officer, Employee or Agent seeking indemnification under Section 7.02 shall select one of the following means for determining his or her right to indemnification:

                (1) By a majority vote of a quorum of the Board of Directors consisting of Directors not at the time parties to the same or related proceedings. If a quorum of disinterested Directors cannot be obtained, by majority vote of a committee duly appointed by the Board of Directors and consisting solely of two or more Directors not at the time parties to the same or related proceedings. Directors who are parties to the same or related proceedings may participate in the designation of members of the committee.

                (2) By independent legal counsel selected by a quorum of the Board of Directors or its committee in the manner prescribed in sub. (1) or, if unable to obtain such a quorum or committee, by a majority vote of the full Board of Directors, including Directors who are parties to the same or related proceedings.

                (3) By a panel of three arbitrators consisting of one arbitrator selected by those Directors entitled under sub. (2) to select independent legal counsel, one arbitrator selected by the Director or Officer seeking indemnification and one arbitrator selected by the two arbitrators previously selected.

                (4) By an affirmative vote of the majority of shares represented at a meeting of shareholders at which a quorum is present. Shares owned by, or voted under the control of, persons who are at the time parties to the same or related proceedings, whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.

                (5)     By a court under Section 7.08.

                (6) By any other method provided for in any additional right to indemnification permitted under Section 7.07.

        (b) In any determination under (a), the burden of proof is on the Corporation to prove by clear and convincing evidence that indemnification under Section 7.02 should not be allowed.

        (c) A written determination as to a Director, Officer, Employee or Agent's indemnification under Section 7.02 shall be submitted to both the Corporation and the Director, Officer, Employee or Agent within 60 days of the selection made under (a).

        (d)     If it is determined that indemnification is required under
Section 7.02, the Corporation shall pay all liabilities and expenses not prohibited by Section 7.04 within 10 days after receipt of the written determination under (c). The Corporation shall also pay all expenses incurred by the Director, Officer, Employee or Agent, in the determination process under (a).

        7.06 Advance Expenses. Within 10 days after receipt of a written request by a Director, Officer, Employee or Agent who is a party to a proceeding, the Corporation shall pay or reimburse his or her reasonable expenses as incurred if the Director, Officer, Employee or Agent provides the Corporation with all of the following:


                (1) A written affirmation of his or her good faith belief that he or she has not breached or failed to perform his or her duties to the Corporation.

                (2) A written undertaking, executed personally or on his or her behalf, to repay the allowance (together with reasonable interest thereon) to the extent that it is ultimately determined under Section
         7.05 that indemnification under Section 7.02 is not required and that indemnification is not ordered by a court under Section 7.08(b)(2). The undertaking under this subsection shall be an unlimited general obligation of the Director, Officer, Employee or Agent, and may be accepted without reference to his or her ability to repay the allowance. The undertaking may be secured or unsecured.

         7.07   Nonexclusivity. (a) Except as provided in (b), Sections 7.01,
7.02 and 7.06 do not preclude any additional right to indemnification or allowance of expenses that a Director, Officer, Employee or Agent may have under any of the following:


                (1)  The articles of incorporation.

                (2) A written agreement between the Director, Officer, Employee or Agent, and the Corporation.

                (3)  A resolution of the Board of Directors.

                (4) A resolution, after notice, adopted by a majority vote of all of the Corporation's voting shares then issued and outstanding.

     (b) Regardless of the existence of an additional right under (a), the Corporation shall not indemnify a Director, Officer, Employee or Agent, or permit a Director, Officer, Employee or Agent to retain any allowance of expenses, unless it is determined by or on behalf of the Corporation that the Director, Officer, Employee or Agent did not breach or fail to perform a duty he or she owes to the Corporation which constitutes conduct under Section 7.02(a)(1), (2), (3) or (4). A Director, Officer, Employee or Agent who is a party to the same or related proceeding for which indemnification or an allowance of expenses is sought may not participate in a determination under this subsection.



     (c) Sections 7.01 to 7.12 do not affect the Corporation's power to pay or reimburse expenses incurred by a Director, Officer, Employee or Agent in any of the following circumstances.

                (1) As a witness in a proceeding to which he or she is not a party.

                (2) As a plaintiff or petitioner in a proceeding because he or she is or was a Director, Officer, Employee or Agent of the Corporation.

         7.08 A Court-Ordered Indemnification. (a) Except as provided otherwise by written agreement between the Director, Officer, Employee or Agent and the Corporation, a Director, Officer, Employee or Agent who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. Application may be made for an initial determination by the court under Section 7.05 (a) (5) or for review by the court of an adverse determination under Section 7.05(a) (1), (2), (3), (4) or (6). After receipt of an application, the court shall give any notice it considers necessary.


     (b) The court shall order indemnification if it determines any of the following:


          (1) That the Director, Officer, Employee or Agent is entitled to indemnification under Sections 7.01 or 7.02.


          (2) That the Director, Officer, Employee or Agent is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, regardless of whether indemnification is required under
     Section 7.02.

     (c) If the court determines under (b) that the Director, Officer, Employee or Agent is entitled to indemnification, the Corporation shall pay the Director, Officer, Employee or Agent's expenses incurred to obtain the court-ordered indemnification.

     7.09 Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is a Director, Officer, Employee or Agent of the Corporation against liability asserted against or incurred by the individual in his or her capacity as a Director, Officer, Employee or Agent, regardless of whether the Corporation is required or authorized to indemnify or allow expenses to the individual against the same liability under Sections 7.01, 7.02, or 7.06.

     7.10 Securities Law Claims. (a) Pursuant to the public policy of the State of Wisconsin, the Corporation shall provide indemnification, allowance of expenses and insurance for any liability incurred in connection with a proceeding involving securities regulation described under (b) to the extent required or permitted under Sections 7.01 to 7.09.


     (b) Sections 7.01 to 7.09 apply, to the extent applicable to any other proceeding, to any proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities, securities brokers or dealers, or investment companies or investment advisers.


     7.11 Liberal Construction. In order for the corporation to obtain and retain qualified Directors, Officers, Employees and Agents, the foregoing provisions shall be liberally administered in order to afford maximum indemnification of Directors, Officers, Employees or Agents and, accordingly, the indemnification above provided for shall be granted in all cases unless to do so would clearly contravene applicable law, controlling precedent or public policy.



     7.12      Definitions Applicable to This Article.

     (a) "Affiliate" shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation.



     (b) "Corporation" means this Corporation and any domestic or foreign predecessor of this Corporation where the predecessor corporation's existence ceased upon the consummation of a merger or other transaction.


     (c) "Director, Officer, Employee or Agent" means any of the following:

          (1) A natural person who is or was a director, officer, employee or agent (including attorneys) of this Corporation; provided, however, that no attorney of the Corporation shall be considered an agent with respect to those actions taken by such attorney solely in his capacity as an independent contractor to the Corporation.



          (2) A natural person who, while a director, officer, employee or agent, of this Corporation, is or was serving at the Corporation's request as a director, officer, employee, agent, partner, trustee, member of any governing or decision-making committee, of another Corporation or foreign corporation, partnership, joint venture, trust or other enterprise.



          (3) A natural person who, while a director, officer, employee or agent of this Corporation, is or was serving an employee benefit plan because his or her duties to the Corporation also impose duties on, or otherwise involve services by, the person to the plan or to participants or beneficiaries of the plan.



          (4) Unless the context requires otherwise, the estate or personal representative of a Director, Officer, Employee or Agent.



For purposes of this Article, it shall be conclusively presumed that any Director, Officer, Employee or Agent serving as a director, officer, employee, agent, partner, trustee, member of any governing or decision-making committee of an Affiliate shall be so serving at the request of the Corporation.

     (d) "Expenses" include fees, costs, charges, disbursements, attorney fees and other expenses incurred in connection with a proceeding.

     (e) "Liability" includes the obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, and reasonable expenses.

     (f) "Party" includes a natural person who was or is, or who is threatened to be made, a named defendant or respondent in a proceeding.

     (g) Proceeding" means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the Corporation or by any other person.


                              ARTICLE VIII.  SEAL

      The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words "Corporate Seal".


                            ARTICLE IX.  AMENDMENTS

      9.01. By Shareholders. These by-laws may be altered, amended or repealed and new by-laws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at an annual or special meeting of the shareholders at which a quorum is in attendance.

      9.02. By Directors. These by-laws may also be altered, amended or repealed and new by-laws may be adopted by the Board of Directors by affirmative vote of a majority of the number of Directors present at or participating in any meeting at which a quorum is in attendance; but no by-law adopted by the shareholders shall be amended or repealed by the Board of Directors if the by-law so adopted so provides.

      9.03. Implied Amendments. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the by-laws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of Directors required to amend the by-laws so that the by-laws would be consistent with such action, shall be given the same effect as though the by-laws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.


                             ARTICLE X. FISCAL YEAR

      The fiscal year of the Corporation shall be as provided in Section 0.06.

                                   EXHIBIT C



                                  RESOLUTIONS

                                 RESOLUTIONS OF
                                STOKELY USA, INC.



         WHEREAS, this Corporation is duly authorized to borrow money and obtain other credit and financial accommodations for its corporate purposes and to execute and deliver its promissory notes and other instruments and agreements for the amounts so borrowed or acquired; and

         WHEREAS, the proper officers of this Corporation have negotiated with Harris Trust and Savings Bank and certain other lenders (individually a "Bank" and collectively the "Banks") for a three-year revolving credit to be made available by the Banks to this Corporation in the form of loans and letters of credit in an aggregate principal amount not to exceed $65,000,000 at any one time outstanding; and

         WHEREAS, advances made under said revolving credit are to be repayable on July 31, 1998 and to bear interest at the rates and be payable at the times and in the manner specified therefor in the Credit Agreement hereinafter referred to; and

         WHEREAS, as a condition precedent to the extension of said revolving credit and any other credit or financial accommodations from the Banks to this Corporation, the Banks require that this Corporation enter into a credit agreement with the Banks setting forth the terms and conditions applicable thereto and that this Corporation secure said extensions of credit from the Banks by granting to Harris Trust and Savings Bank, as agent (the "Agent") for the Banks, a security interest in and lien on all of this Corporation's accounts, chattel paper, documents, instruments, general intangibles, inventory, and certain other assets and property of this Corporation; and

         WHEREAS, there are now before this Board of Directors forms of (i) Secured Revolving Credit Notes in the aggregate face principal amount of $65,000,000 (the "Revolving Credit Notes") to be executed and delivered by this Corporation to evidence advances made under said revolving credit, (ii) a Secured Credit Agreement (the "Credit Agreement") to be entered into by this Corporation, the Agent and the Banks setting forth the terms and conditions applicable to said revolving credit and the covenants, agreements, representations and warranties to be made by this Corporation in connection therewith, (iii) a Security Agreement (the "Security Agreement") to be executed and delivered by this Corporation granting the Agent a security interest in and lien on this Corporation's accounts, chattel paper, documents, instruments, general intangibles, inventory and certain other assets and property of this Corporation described therein as collateral security for said revolving credit and any other credit or financial accommodations from the Banks, (iv) a Reimbursement Agreement (the "Reimbursement Agreement") to be executed and delivered by this Corporation setting forth certain of the terms and conditions applicable to certain letters of credit to be issued by Harris Trust and Savings Bank in connection with industrial revenue bonds issued for this Corporation's benefit, and (v) a Trademark Collateral Agreement (the "Trademark Agreement") to be executed and delivered by this Corporation granting a security interest in this Corporation's trademarks and related property of this Corporation as collateral security for said revolving credit loans and any other credit or financial accommodations from the Banks; and

         WHEREAS, said Revolving Credit Notes, Credit Agreement, Reimbursement Agreement, Security Agreement, and Trademark Agreement, having been examined by this Board, are in the judgment of this Board in proper form for their intended purposes; and

         NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED by the Board of Directors of Stokely USA, Inc. as follows:

         1. The obtaining of the revolving credit (in the form of loans and letters of credit) from the Banks and the granting of collateral security therefor as aforesaid, all on the terms and conditions set forth in the instruments and documents now before this Board, are in the judgment of this Board in the best interest of this Corporation and its shareholders.

         2.      Any one of the following officers of this Corporation:

        Name                      Office
        ----                      ------
Stephen Theobald                   Vice Chairman
Robert Brill                       Secretary
Les Wilson                         Vice President

be and the same each is hereby authorized, empowered and directed for, in the name and on behalf of this Corporation (and when requested by the Banks, under the corporate seal and attested to by the Secretary or Assistant Secretary) to execute and deliver to the Banks (i) Revolving Credit Notes in the aggregate face principal amount of $65,000,000, (ii) a Credit Agreement, (iii) a Security Agreement, (iv) a Reimbursement Agreement, and (v) a Trademark Agreement (each of the foregoing as so executed being hereinafter referred to collectively as the "Loan Documents") containing substantially the terms, conditions and provisions as set forth in the forms of (i) Revolving Credit Notes, (ii) Credit Agreement, (iii) Security Agreement, (iv) Reimbursement Agreement, and (v) Trademark Agreement, respectively, now before this meeting and hereby approved and/or such additional, modified or revised terms as may be acceptable to said officer as evidenced by her/his execution thereof and any and all amendments and supplements to the Loan Documents (including amendments extending the maturity of the same) and to also execute and deliver to the Banks such notes, security agreements, assignments, mortgages and other instruments and documents as may from time to time be required by the Banks in connection with any of the Loan Documents, and any and all amendments and supplements to such notes, security agreements, assignments, mortgages and other instruments and documents, all on such terms and conditions and for such consideration as any of the foregoing officers may in her/his sole discretion deem proper as evidenced by her/his execution thereof.

         3. Any one of the officers of this Corporation mentioned in resolution number two (2) above, and any other officer of this Corporation appointed by any one of the foregoing officers pursuant to the Credit Agreement, each is hereby authorized, empowered and directed for, in the name of and on behalf of this Corporation, to borrow all or any part of the revolving credit provided for under the Credit Agreement now before this Board as the same may from time to time be amended or extended, to select interest rate options provided for thereunder and, in connection with extensions of credit in the form of letters of credit, to execute and deliver to the Banks separate applications and reimbursement agreements as to each letter of credit issued by the Banks as any one of the foregoing officers may in her/his sole discretion deem proper as evidenced by her/his execution thereof, including, without limiting hereby, a certain letter of credit in the amount of $2,643,500 which may be issued by Harris Trust and Savings Bank in favor of NBD Bank for the account of Corporation prior to the execution by the Corporation of the Credit Agreement and Revolving Credit Notes and which will become a part of the revolving credit and subject to the terms and conditions of the Loan Documents upon execution of the Loan Documents by Corporation.

         4. The Banks shall be authorized to rely on telephonic requests for borrowings and selection of interest rate options with respect thereto to be made by this Corporation and telephonic wire transfer instructions when the Banks in good faith believe such telephonic requests and instructions have been made by a person authorized to act on behalf of this Corporation and the Banks shall be indemnified by this Corporation against any costs, liabilities, damages or losses ensuing from such reliance.

         5. Any officer, agent or employee of this Corporation is hereby authorized, empowered and directed for, in the name and on behalf of this Corporation to execute such further instruments and documents and to perform such further acts and things as may by any one of them be deemed necessary or appropriate to comply with or evidence compliance with any of the terms, provisions or conditions of any of the Loan Documents and any note, security agreement, assignment, mortgage or other instrument or document executed pursuant to the authority contained in these resolutions and any other requirement or condition specified by the Banks in respect thereto, including without limiting the execution and filing of any financing statement or similar notice or instrument.

         6. The Secretary or Assistant Secretary of this Corporation shall deliver to the Banks a certified copy of these resolutions and shall file with the Banks from time to time the names of the officers, agents and employees of this Corporation at the time authorized by these resolutions to act in the premises together with the specimen signatures of such officers, agents and employees. The Banks shall be entitled as against this Corporation conclusively to presume that the persons so certified continue to be authorized to act as such on behalf of this Corporation until otherwise notified in writing by the Secretary or other officer of this Corporation and that each of the foregoing resolutions shall continue in force until express written notice of its rescission or modification has been received by the Banks (but no such rescission or modification shall affect any transaction occurring before the actual receipt by the Banks of such written notice), and if the authority therein contained shall be terminated by operation of law without such notice, it is hereby resolved and agreed for the purposes of inducing the Banks to act hereunder that the Banks shall be saved harmless from any loss suffered or liability incurred by it in so acting under such authority without such notice of its termination.

         7. These resolutions shall be in addition to and supplementary of any and all other resolutions of this Board of Directors now or hereafter on file with the Banks, and nothing herein contained shall be deemed to amend, revoke or modify any of such other resolutions or any of the authority therein contained.

                     [MICHAEL BEST & FRIEDRICH LETTERHEAD]
                              [Attorneys at Law]



                                  May 22, 1995


Harris Trust and Savings Bank
Chicago, Illinois

General Electric Capital Corporation
Chicago, Illinois

Sanwa Business Credit Corporation
Chicago, Illinois

Mercantile Bank of St. Louis National
  Association
St. Louis, Missouri

100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-4108
FAX 414/277-0656
Telex 262057
Telephone 414/271-6560

Offices In:
Madison, Wisconsin
Chicago, Illinois

Affiliated with:
Edward D. Heffernan, Esq.
Washington, D.C.

Member: Lex Mundi,
A Global Association of
122 Independent Law Firms

Ladies and Gentlemen:

         We have served as counsel to Stokely USA, Inc., a Wisconsin corporation (the "Borrower"), in connection with the execution and delivery of the instruments and documents identified on Exhibit A to this letter (collectively the "Loan Documents," individual Loan Documents and other capitalized terms used below being hereinafter referred to by the designations appearing on Exhibit A).

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of all such corporate records of the Borrower, agreements and other instruments, certificates of officers of the Borrower, certificates of public officials, and other documents which we have deemed relevant and necessary to render this opinion. In rendering this opinion, we have assumed the genuineness of all signatures (other than those of officers of the Borrower), the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies, the due execution of the Loan Documents by, and the enforceability of the Loan Documents against, you, and the legal capacity of all natural persons.
Whenever this

                     [MICHAEL BEST & FRIEDRICH LETTERHEAD]
                              [Attorneys at Law]


May 22, 1995
Page 2



opinion refers to matters within our "knowledge," "known to us," or of which we "know," such reference is limited to (i) the representations and warranties of the Borrower contained in the Loan Documents; and (ii) facts within our actual knowledge after an inquiry of the attorneys of this firm who have provided legal services to the Borrower in connection with the Loan Documents, without further inquiry. Furthermore, we have not undertaken any further factual investigation of the business, properties, agreements, or litigation of the Borrower for purposes of rendering this opinion.

         Based upon the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

         1. The Borrower is a corporation existing under the laws of the State of Wisconsin and, based solely on a certificate of status of the Wisconsin Secretary of State, (a) has filed with the Wisconsin Secretary of State during its most recently completed report year the required annual report; (b) is not the subject of a proceeding under Wisconsin Statutes Section
180.1421 to cause its administrative dissolution; and (c) Articles of Dissolution of the Borrower have not been filed with such Secretary of State.

         2. The Borrower has the corporate power and authority to execute, deliver, and perform its obligations under the Loan Documents.

         3. The execution and delivery of the Loan Documents and the performance by the Borrower of their terms do not and will not (i) contravene any provisions of the Articles of Incorporation or Bylaws of the Borrower; (ii) based on our knowledge of the business, operations, and properties of the Borrower, contravene any presently existing provision of any law applicable to the Borrower; (iii) contravene any provision of any agreement known to us under which the Borrower has borrowed money (except for such violation or default as has been waived or consented to by the relevant party thereto); (iv) to our knowledge, result in the creation or imposition of any lien upon any of the property of the Borrower except pursuant to the Loan Documents; or (v) require the consent or approval of, or any filing or registration with, any governmental body, agency, or authority other than the filing of the Financing Statement.

                     [MICHAEL BEST & FRIEDRICH LETTERHEAD]
                              [Attorneys at Law]


MAY 22, 1995
Page 3



         4. The Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or, to our knowledge, controlled by such a company.

         5. The Borrower is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         6. The Loan Documents have been duly authorized by all necessary corporate action (no stockholder approval being required), have been executed and delivered by the Borrower, and constitute valid and binding agreements of the Borrower enforceable against it in accordance with their respective terms.

         7. The Security Agreement is adequate to create and provide for the liens and security interests contemplated thereby for the benefit and security of all the indebtedness secured thereby. The description of the Collateral set forth in the Financing Statement is sufficient to perfect, and upon the due filing thereof in the office of the Wisconsin Secretary of State will perfect, a security interest in the items and types of Collateral in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code of the State of Wisconsin as in effect on the date hereof (the "UCC") to the extent that (i) Wisconsin is the proper state for filing; (ii) the Collateral consists of the type of property for which a security interest may be perfected by filing a financing statement in Wisconsin under the UCC; and (iii) any part of the Collateral or the proceeds or products thereof does not constitute trust property or a trust fund which by virtue of federal or state law is not subject to the claims, liens, or security interests of creditors.

         8. To our knowledge, there is no action, suit, proceeding, or investigation at law or in equity before or by any court or public body pending or threatened against or affecting the Borrower or any of its assets and properties which, if adversely determined, could result in any material adverse change in the properties, business, operations, or financial condition of the Borrower or in the value of the collateral security for your loans and other credit accommodations to the Borrower except as described in Schedule 5.4 to the Secured Credit Agreement.

                     [MICHAEL BEST & FRIEDRICH LETTERHEAD]
                               [Attorneys at Law]


May 22, 1995
Page 4

         9. The rates of interest provided for under the Loan Documents and any other amounts payable thereunder that would constitute interest would not violate any usury law of the State of Wisconsin.

         All of the foregoing opinions are subject to the following additional assumptions, limitations, and qualifications:

         (a) We express no opinion as to the effect of the compliance or noncompliance by you with any state or federal laws or regulations applicable to you because of legal or regulatory status or the nature of your business.

         (b) Our opinions relating to the enforceability of the Loan Documents are subject to and limited by:

                 (i) Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, marshalling, and other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally;

                 (ii) Limitations imposed by general principles of equity upon the specific enforceability of any of the remedies or other provisions of such documents and upon the availability of injunctive relief and other equitable remedies (regardless of whether enforcement is considered in proceedings at law or in equity);

                 (iii) The qualification that certain provisions of the Loan Documents are or may be unenforceable in whole or in part under the laws of the State of Wisconsin, but the inclusion of such provisions does not render the Loan Documents invalid as a whole and there exist either in the Loan Documents or under applicable law adequate remedies for the practicable realization of the principal legal rights and benefits intended to be provided thereby (except for the economic consequences of any delay resulting from such unenforceability); and

                 (iv) Such enforcement is subject to recent court decisions which may require lenders to act reasonably and in good faith in exercising their rights and remedies under the Loan Documents.

                     [MICHAEL BEST & FRIEDRICH LETTERHEAD]
                               [Attorneys at Law]


May 22, 1995
Page 5



         (c) We render no advice concerning and do not express any opinion as to:

                 (i)      the priority of any security interest; or

                 (ii) items of Collateral which by operation of law cannot be subject to a consensual security interest.

         (d)     We express no opinion as to the following:

                 (i)      the Borrower's rights in or title to the Collateral;

                 (ii)     any security interest that is terminated or released;

                 (iii) the effect of noncompliance with the federal Assignment of Claims Act; or

                 (iv) future advances other than loans made or to be made pursuant to the terms of the Secured Credit Agreement.

         (e) In the case of property which becomes Collateral after the date hereof, (i) Section 547 of the United States Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred so a security interest in after-acquired property may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547; (ii) Chapter 128 of the Wisconsin Statutes contains a four-month preference provision that may apply to after-acquired property; and
(iii) Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

         (f) In the case of any interest in or claim in or under any policy of insurance covering the Collateral, the security interest of the secured party therein is limited to proceeds payable to the named insured (and not to any other party named as loss payee under such policy) by reason of loss or damage to the collateral insured under such insurance policies.

                     [MICHAEL BEST & FRIEDRICH LETTERHEAD]
                               [Attorneys at Law]

May 22, 1995
Page 6



         (g) In the case of all Collateral in which the security interest of the secured party has been perfected by the filing of the Financing Statement, Article 9 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings in order to maintain the effectiveness of the filings referred to in this paragraph.

         (h) The duties to exercise reasonable care in the custody and preservation of the Collateral in a secured party's possession and to deal with and dispose of the collateral in a commercially reasonable manner as required by the UCC may not be disclaimed by agreement, waived, or released.

We call to your attention that the perfection of the above security interests will be terminated (i) as to any Collateral acquired by the Borrower more than four months after the Borrower so changes its name, identity, or corporate structure as to make any financing statements filed against such party seriously misleading, unless new appropriate financing statements indicating the new name, identity, or corporate structure of such party are properly filed before the expiration of such four months; (ii) as to any Collateral consisting of accounts or general intangibles, four months after the Borrower changes its chief executive office to a new jurisdiction outside Wisconsin unless such security interests are perfected in such new jurisdiction before that termination; (iii) as against buyers of items of the Collateral consisting of goods of the Borrower sold in the ordinary course of business; and (iv) as to Collateral otherwise disposed of by the Borrower if such disposition is authorized under the Loan Documents.

         We express no opinion as to (i) any provision affording indemnification to you; (ii) provisions imposing penalties, forfeitures, or increases in rates of interest upon delinquency in any payment or upon any breach or default under the Loan Documents; or (iii) broadly stated waivers of presentment, protest, demand, notice, appraisement, valuation, stay, extension, moratorium, redemption, marshalling of assets, or other rights granted by law to the extent such waivers or rights are held to be against public policy or prohibited by law.

         This opinion deals only with the specific legal issues that it explicitly addresses and no opinion shall be implied as to matters not so addressed. The opinions expressed herein are

                     [MICHAEL BEST & FRIEDRICH LETTERHEAD]
                               [Attorneys at Law]

May 22, 1995
Page 7



specifically limited to the laws of the State of Wisconsin and the federal laws of the United States. The opinions expressed herein are given as of the date of this letter and are intended to apply only to those facts and circumstances that exist as of the date hereof, and we assume no obligation or responsibility to update or supplement this opinion to reflect any facts or circumstances occurring after the date hereof that would alter the opinions contained herein. This opinion is rendered solely for your information and assistance in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.



                                                           Sincerely,

                                                   MICHAEL, BEST & FRIEDRICH



                                                   Michael, Best & Friedrich

                                   EXHIBIT A



                               THE LOAN DOCUMENTS



         (Except as noted below, all Loan Documents are dated as of May 22, 1995. Harris Trust and Savings Bank ("Harris") in its capacity as agent under the Secured Credit Agreement is referred to below as the "Agent" and Harris in its individual capacity, together with General Electric Capital Corporation ("GECC"), Mercantile Bank of St. Louis National Association ("Mercantile") and Sanwa Business Credit Corporation ("SBCC") are referred to below as the "Banks.")


         1. Secured Credit Agreement by and among the Borrower, the Agent, and the Banks.

         2. Secured Revolving Credit Note of the Borrower payable to the order of Harris in the principal amount of $20,000,000.

         3. Secured Revolving Credit Note of the Borrower payable to the order of GECC in the principal amount of $27,500,000.

         4. Secured Revolving Credit Note of the Borrower payable to the order of Mercantile in the principal amount of $5,000,000.

         5. Secured Revolving Credit Note of the Borrower payable to the order of SBCC in the principal amount of $12,500,000.

         6. Security Agreement Re: Accounts Receivable and Inventory from the Borrower to the Agent for the benefit of itself and the Banks (the "Security Agreement").

         7. Application and Agreement for Irrevocable Standby Letter of Credit dated May 17, 1995 from the Borrower to Harris.

         8. Trademark Collateral Agreement from the Borrower to the Agent for the benefit of itself and the Banks.

         9. UCC financing statement to be filed in the office of the Wisconsin Secretary of State (the "Financing Statement").

                               STATE OF INDIANA

                       OFFICE OF THE SECRETARY OF STATE


                         CERTIFICATE OF AUTHORIZATION


To Whom These Presents Come, Greeting:

        I, SUE ANNE GILROY, Secretary of State of Indiana, do hereby certify that I am, by virtue of the laws of the State of Indiana, the custodian of the corporate records and the proper official to execute this certificate.

        I further certify that records of this office disclose that

                               STOKELY USA INC

is a corporation duly organized under the laws of the State of Wisconsin, received its Certificate of Authority on May 25, 1983, and is a corporation authorized to transact business in the State of Indiana.

        I further certify this corporation has filed its most recent annual report required by Indiana law with the Secretary of State, or is not yet required to file such annual reports, and that an Application for a Certificate of Withdrawal has not been filed.





                   In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twenty-eighth day of April, 1995.



[STATE OF INDIANA SEAL]


                Sue Anne Gilroy
                SUE ANNE GILROY, Secretary of State


                                                                      --------
                                                                      Deputy

                              Number 5310-579-3

                              STATE OF ILLINOIS
                                  OFFICE OF
                            THE SECRETARY OF STATE

             TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:


I, George H. Ryan, Secretary of State of the State of Illinois, do hereby certify that STOKELY USA, INC., INCORPORATED IN THE STATE OF WISCONSIN AND LICENSED TO TRANSACT BUSINESS IN THIS STATE ON JUNE 3, 1983, APPEARS TO HAVE COMPLIED WITH ALL THE PROVISIONS OF THE BUSINESS CORPORATION ACT OF THIS STATE RELATING TO THE FILING OF ANNUAL REPORTS AND PAYMENT OF FRANCHISE TAXES, AND IS AT THIS TIME A FOREIGN CORPORATION IN GOOD STANDING AND AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF ILLINOIS*********************************************





                           IN TESTIMONY WHEREOF, I hereto set
[STATE OF ILLINOIS SEAL]   my hand and cause to be affixed the Great Seal of
                           the State of Illinois this 1ST day of MAY A.D., 1995.


                                      George H. Ryan
                                      -----------------------
                                      Secretary of State

                                                                No.   00103354
                                                                Date: 05/01/1995


                                     IOWA
                              SECRETARY OF STATE


490 FP-000131862
STOKELY USA INC
ATTN;  ROBERT BRILL
1055 CORPORATE CENTER DR BOX 248
OCONOMOWOC, WI  53066-0248


                         CERTIFICATE OF AUTHORIZATION


Name:   STOKELY USA, INC.
Begin date:  19890626
Expiration:  PERPETUAL
State:       WISCONSIN

        I, PAUL D. PATE, secretary of state of the state of Iowa, custodian of the records of incorporations, certify that the corporation named on this certificate is authorized to transact business in this state, that the corporation qualified to do business in Iowa on the date printed above, that all fees required by the Iowa business corporation act have been paid by the corporation, and that the most recent annual corporate report required by Iowa Code chapter 490 has been filed by the secretary of state.








[STATE OF IOWA SEAL]



                                                             Paul D. Pate
                                                             ------------------
                                                             SECRETARY OF STATE


                                Printed on
                                Recycled Paper

                           UNITED STATES OF AMERICA

                            THE STATE OF MICHIGAN

                       MICHIGAN DEPARTMENT OF COMMERCE

                              LANSING, MICHIGAN


This is to Certify That

                              STOKELY USA, INC.


a WISCONSIN profit corporation, was validly authorized on June 14, 1983, to transact business or conduct affairs in Michigan, and that said corporation holds a valid certificate of authority to transact business or conduct affairs in this State.

This certificate is issued to attest to the fact that the corporation is in good standing in this office as of this date and is duly authorized to transact business or conduct affairs in Michigan and for no other purpose. It is in the usual form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.





                                   In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 28th day of April, 1995.



                                   Carl L. Tysor, Director
                                   -------------------------------
                                   Corporation & Securities Bureau


SEAL APPEARS ONLY ON ORIGINAL

                              STATE OF MINNESOTA

                              SECRETARY OF STATE



                         Certificate of Good Standing


        I, Joan Anderson Growe, Secretary of State of Minnesota, do certify that: The corporation listed below is a foreign corporation qualified to do business in Minnesota pursuant to Minnesota Statutes, Chapter 303 on this date; that the qualification was filed with the Office of the Secretary of State on the date listed below; and that the corporation was formed under the laws of the state listed below.

        Name of Corporation in Minnesota:  Stokely USA, Inc.

        Name in State of Formation:  Stokely USA, Inc.

        Date Qualification was Filed in Minnesota:  01/14/1991

        Formed Under the Laws Of:  WI

        This certificate has been issued on 05/01/95.



[STATE SEAL OF MINNESOTA]


                                                        Joan Anderson Growe
                                                        -----------------------
                                                        Secretary of State

                          [STATE SEAL OF WASHINGTON]
    ______________________________________________________________________

          STATE OF WASHINGTON                   SECRETARY OF STATE
    ______________________________________________________________________

                    CERTIFICATE OF EXISTENCE/AUTHORIZATION
                                      OF
                              STOKELY USA, INC.


        I, RALPH MUNRO, Secretary of State of the State of Washington, hereby certify that I am the custodian of the corporation records of this state.


        I FURTHER CERTIFY that the records on file in this office show that the above-named profit corporation was incorporated under the laws of the State of Wisconsin and was issued a certificate of authority in Washington on August 27, 1990.

        I FURTHER CERTIFY that as of the date of this certificate no Articles of Dissolution or Certificate of Withdrawal have been filed, that the conditions of the Revised Code of Washington, Title 23B.01.280(2) (a) through
(d) have been met, and the corporation is duly authorized to transact business in the corporate form in the State of Washington.

                                Date: May 2, 1995
                                Given under my hand and the seal of the State of Washington, at Olympia, the State Capitol.


                                RALPH MUNRO
                                -------------------------------
                                Ralph Munro, Secretary of State

                                E. Anderson

Chapter 180 & 181
Secretary of State
WISCONSIN
3/94

                           UNITED STATES OF AMERICA
                              State of Wisconsin

                       OFFICE OF THE SECRETARY OF STATE

             To All to Whom These Presents Shall Come, Greeting:

        I, DOUGLAS LA FOLLETTE, Secretary of State of the State of Wisconsin, do hereby certify that

                STOKELY USA, INC.

is a domestic corporation organized under the laws of this state and that its date of incorporation is February 25, 1920.


        I further certify that said corporation has, during its most recently completed report year, filed with this office an annual report required by sec. 180.1622, 180.1921, or 181.651 of the Wisconsin Statutes, and that it has not filed articles of dissolution.

                                        IN TESTIMONY WHEREOF, I have
                                hereunto set my hand and affixed my official seal, at Madison, on April 26, 1995


[STATE OF WISCONSIN SEAL]               Douglas La Follette

                                        DOUGLAS LA FOLLETTE
                                        Secretary of State


                                BY:


        The above certificate contains the statements prescribed by the Wisconsin Business Corporation Law for a certificate of status. Under current law, the status of a corporation is not described in terms of "good" or "bad" standing.

[LOGO]             CERTIFICATE OF INSURANCE      9641      ISSUE DATE (MM/DD/YY)
                                                    GLL    / /    5/24/95

                                                                     ---------------------------------------------------------------
PRODUCER                                                             THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
 MARSH & MCLENNAN, INCORPORATED                                      CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
 411 EAST WISCONSIN AVENUE                                           DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
 SUITE 900                                                           POLICIES BELOW.
 MILWAUKEE, WI  53202                                                ---------------------------------------------------------------
                                                                                        COMPANIES AFFORDING COVERAGE
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   A  HARTFORD STEAM BOILER
                                                                     ---------------------------------------------------------------
- ---------------------------------------------------------------      COMPANY
INSURED                                                              LETTER   B
 STOKELY USA, INC.                                                   ---------------------------------------------------------------
 1055 CORPORATE CENTER DRIVE                                         COMPANY
 OCONOMOWOC, WI  53066                                               LETTER   C
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   D
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   E
- ------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
        THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
        PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
        WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO
        ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           POLICY     POLICY
CO                                                         EFFECTIVE  EXPIRATION
LTR   TYPE OF INSURANCE                                    DATE       DATE
                                           POLICY NUMBER   (MM/DD/YY) (MM/DD/YY)                  LIMITS
- ------------------------------------------------------------------------------------------------------------------------------------
      GENERAL LIABILITY                                                           GENERAL AGGREGATE                  $
      / /   COMMERCIAL GENERAL                                                    --------------------------------------------------
            LIABILITY                                                             PRODUCTS-COMP/OP AGG.              $
      / /   / /  CLAIMS MADE / / OCCUR.                                           --------------------------------------------------
      / /   OWNER'S & CONTRACTOR'S PROT.                                          PERSONAL & ADV. INJURY             $
      / /                                                                         --------------------------------------------------
            ----------------------------                                          EACH OCCURRENCE                    $
                                                                                  --------------------------------------------------
                                                                                  FIRE DAMAGE (Any one fire)         $
                                                                                  --------------------------------------------------
                                                                                  MED. EXPENSE (Any one person)      $
- ------------------------------------------------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY                                                        COMBINED SINGLE
      / /   ANY AUTO                                                              LIMIT                              $
      / /   ALL OWNED AUTOS                                                       --------------------------------------------------
      / /   SCHEDULED AUTOS                                                       BODILY INJURY
      / /   HIRED AUTOS                                                           (Per person)                       $
      / /   NON-OWNED AUTOS                                                       --------------------------------------------------
      / /   GARAGE LIABILITY                                                      BODILY INJURY
      / /                                                                         (Per Accident)                     $
                                                                                  --------------------------------------------------
                                                                                  PROPERTY DAMAGE                    $

- ------------------------------------------------------------------------------------------------------------------------------------
      EXCESS LIABILITY                                                            EACH OCCURRENCE                    $
      / /   UMBRELLA FORM                                                         --------------------------------------------------
      / /   OTHER THAN UMBRELLA FORM                                              AGGREGATE                          $
                                                                                  --------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                  / /  STATUTORY LIMITS
                                                                                  --------------------------------------------------
          WORKER'S COMPENSATION                                                   EACH ACCIDENT                      $
                                                                                  --------------------------------------------------
                 AND                                                              DISEASE-POLICY LIMIT               $
                                                                                  --------------------------------------------------
          EMPLOYERS' LIABILITY                                                    DISEASE-EACH EMPLOYEE              $
- ------------------------------------------------------------------------------------------------------------------------------------
      OTHER
A     BOILER                               9184893-00      11/01/94   11/01/95       SEE BELOW
- ------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                                   (SEE REVERSE AND/OR ATTACHED)

- ------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                       CANCELLATION
                                                           SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
        HARRIS TRUST AND SAVINGS BANK                      EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
        INDIVIDUALLY AND AS AGENT                          MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
        111 WEST MONROE                                    LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
        CHICAGO, IL  60690                                 LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                         --------------------------------------------------------------------------
                                                         AUTHORIZED REPRESENTATIVE
                                                                                    /s/  David A. Etuistle
- ------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S (7/90)                          PAGE:    1  OF   2                                            ACORD CORPORATION 1990


DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                        CERTIFICATE #9641        (CONTINUED) GLL

INSURED  :  Stokely USA, Inc.

HOLDER   :  Harris Trust and Savings Bank
            Individually and as Agent
            111 West Monroe
            Chicago, IL  60690

The following are recognized as Loss Payee as respects liability coverage for
Stokely: Harris Trust and Savings Bank Individually and as Agent persuant to that certain Secured Agreement among Stokely USA, Inc. and Harris Trust and Savings Bank, Mercantile Bank of St. Louis National Association, Sanwa Business Credit Corporation and General Electric Credit Corporation Dated May 22, 1995; State of Wisconsin Investment Board; and Nationwide Life Insurance Company; Employers Life Insurance Company of Wausau and West Coast Life Insurance Company as their interests may appear.




                              PAGE:  2   OF    2

[LOGO]             CERTIFICATE OF INSURANCE      9642      ISSUE DATE (MM/DD/YY)
                                                    GLL    / /    5/24/95

                                                                     ---------------------------------------------------------------
PRODUCER                                                             THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
 MARSH & MCLENNAN, INCORPORATED                                      CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
 411 EAST WISCONSIN AVENUE                                           DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
 SUITE 900                                                           POLICIES BELOW.
 MILWAUKEE, WI  53202                                                ---------------------------------------------------------------
                                                                                        COMPANIES AFFORDING COVERAGE
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   A  LUMBERMENS MUTUAL CASUALTY
                                                                     ---------------------------------------------------------------
- ---------------------------------------------------------------      COMPANY
INSURED                                                              LETTER   B
 STOKELY USA, INC.                                                   ---------------------------------------------------------------
 1055 CORPORATE CENTER DRIVE                                         COMPANY
 OCONOMOWOC, WI  53066                                               LETTER   C
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   D
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   E
- ------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
        THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
        PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
        WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO
        ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           POLICY     POLICY
CO                                                         EFFECTIVE  EXPIRATION
LTR   TYPE OF INSURANCE                                    DATE       DATE
                                           POLICY NUMBER   (MM/DD/YY) (MM/DD/YY)                  LIMITS
- ------------------------------------------------------------------------------------------------------------------------------------
      GENERAL LIABILITY                                                           GENERAL AGGREGATE                  $
      / /   COMMERCIAL GENERAL                                                    --------------------------------------------------
            LIABILITY                                                             PRODUCTS-COMP/OP AGG.              $
      / /   / /  CLAIMS MADE / / OCCUR.                                           --------------------------------------------------
      / /   OWNER'S & CONTRACTOR'S PROT.                                          PERSONAL & ADV. INJURY             $
      / /                                                                         --------------------------------------------------
            ----------------------------                                          EACH OCCURRENCE                    $
                                                                                  --------------------------------------------------
                                                                                  FIRE DAMAGE (Any one fire)         $
                                                                                  --------------------------------------------------
                                                                                  MED. EXPENSE (Any one person)      $
- ------------------------------------------------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY                                                        COMBINED SINGLE
      / /   ANY AUTO                                                              LIMIT                              $
      / /   ALL OWNED AUTOS                                                       --------------------------------------------------
      / /   SCHEDULED AUTOS                                                       BODILY INJURY
      / /   HIRED AUTOS                                                           (Per person)                       $
      / /   NON-OWNED AUTOS                                                       --------------------------------------------------
      / /   GARAGE LIABILITY                                                      BODILY INJURY
      / /                                                                         (Per accident)                     $
                                                                                  --------------------------------------------------
                                                                                  PROPERTY DAMAGE                    $
- ------------------------------------------------------------------------------------------------------------------------------------
      EXCESS LIABILITY                                                            EACH OCCURRENCE                    $
      / /   UMBRELLA FORM                                                         --------------------------------------------------
      / /   OTHER THAN UMBRELLA FORM                                              AGGREGATE                          $
                                                                                  --------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                  / /  STATUTORY LIMITS
                                                                                  --------------------------------------------------
          WORKER'S COMPENSATION                                                   EACH ACCIDENT                      $
                                                                                  --------------------------------------------------
                 AND                                                              DISEASE-POLICY LIMIT               $
                                                                                  --------------------------------------------------
          EMPLOYERS' LIABILITY                                                    DISEASE-EACH EMPLOYEE              $
- ------------------------------------------------------------------------------------------------------------------------------------
      OTHER
A     INLAND MARINE                        3AT626693-01    11/01/94   11/01/95       $2,500,000
- ------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                                   (SEE REVERSE AND/OR ATTACHED)

- ------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                       CANCELLATION
                                                           SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
        HARRIS TRUST AND SAVINGS BANK                      EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
        INDIVIDUALLY AND AS AGENT                          MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
        111 WEST MONROE                                    LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
        CHICAGO, IL  60690                                 LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                         --------------------------------------------------------------------------
                                                         AUTHORIZED REPRESENTATIVE
                                                                                    /s/  David A. Etuistle
- ------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S (7/90)                          PAGE:    1  OF   2                                            ACORD CORPORATION 1990


DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                        CERTIFICATE #9642        (CONTINUED) GLL

INSURED  :  Stokely USA, Inc.

HOLDER   :  Harris Trust and Savings Bank
            Individually and as Agent
            111 West Monroe
            Chicago, IL  60690

The following are recognized as Loss Payee as respects liability coverage for
Stokely: Harris Trust and Savings Bank Individually and as Agent persuant to that certain Secured Agreement among Stokely USA, Inc. and Harris Trust and Savings Bank, Mercantile Bank of St. Louis National Association, Sanwa Business Credit Corporation and General Electric Credit Corporation Dated May 22, 1995; State of Wisconsin Investment Board; and Nationwide Life Insurance Company; Employers Life Insurance Company of Wausau and West Coast Life Insurance Company as their interests may appear.




                              PAGE:  2   OF    2

[LOGO]             CERTIFICATE OF INSURANCE    # 9644      ISSUE DATE (MM/DD/YY)
                                                    GLL    / /    5/24/95

                                                                     ---------------------------------------------------------------
PRODUCER                                                             THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
 MARSH & MCLENNAN, INCORPORATED                                      CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
 411 EAST WISCONSIN AVENUE                                           DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
 SUITE 900                                                           POLICIES BELOW.
 MILWAUKEE, WI  53202                                                ---------------------------------------------------------------
                                                                                        COMPANIES AFFORDING COVERAGE
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   A  LUMBERMENS UNDRWRTNG ALLIANCE
                                                                     ---------------------------------------------------------------
- ---------------------------------------------------------------      COMPANY
INSURED                                                              LETTER   B
 STOKELY USA, INC.                                                   ---------------------------------------------------------------
 1055 CORPORATE CENTER DRIVE                                         COMPANY
 OCONOMOWOC, WI  53066                                               LETTER   C
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   D
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   E
- ------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
        THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
        PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
        WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO
        ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           POLICY     POLICY
CO                                                         EFFECTIVE  EXPIRATION
LTR   TYPE OF INSURANCE                                    DATE       DATE
                                           POLICY NUMBER   (MM/DD/YY) (MM/DD/YY)                  LIMITS
- ------------------------------------------------------------------------------------------------------------------------------------
      GENERAL LIABILITY                                                           GENERAL AGGREGATE                  $
      / /   COMMERCIAL GENERAL                                                    --------------------------------------------------
            LIABILITY                                                             PRODUCTS-COMP/OP AGG.              $
      / /   / /  CLAIMS MADE / / OCCUR.                                           --------------------------------------------------
      / /   OWNER'S & CONTRACTOR'S PROT.                                          PERSONAL & ADV. INJURY             $
      / /                                                                         --------------------------------------------------
            ----------------------------                                          EACH OCCURRENCE                    $
                                                                                  --------------------------------------------------
                                                                                  FIRE DAMAGE (Any one fire)         $
                                                                                  --------------------------------------------------
                                                                                  MED. EXPENSE (Any one person)      $
- ------------------------------------------------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY                                                        COMBINED SINGLE
      / /   ANY AUTO                                                              LIMIT                              $
      / /   ALL OWNED AUTOS                                                       --------------------------------------------------
      / /   SCHEDULED AUTOS                                                       BODILY INJURY
      / /   HIRED AUTOS                                                           (Per person)                       $
      / /   NON-OWNED AUTOS                                                       --------------------------------------------------
      / /   GARAGE LIABILITY                                                      BODILY INJURY                      $
      / /                                                                         (Per accident)
                                                                                  --------------------------------------------------
                                                                                  PROPERTY DAMAGE                    $

- ------------------------------------------------------------------------------------------------------------------------------------
      EXCESS LIABILITY                                                            EACH OCCURRENCE                    $
      / /   UMBRELLA FORM                                                         --------------------------------------------------
      / /   OTHER THAN UMBRELLA FORM                                              AGGREGATE                          $
                                                                                  --------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                  / /  STATUTORY LIMITS
                                                                                  --------------------------------------------------
          WORKER'S COMPENSATION                                                   EACH ACCIDENT                      $
                                                                                  --------------------------------------------------
                 AND                                                              DISEASE-POLICY LIMIT               $
                                                                                  --------------------------------------------------
          EMPLOYERS' LIABILITY                                                    DISEASE-EACH EMPLOYEE              $
- ------------------------------------------------------------------------------------------------------------------------------------
      OTHER
A     FIRE & ALLIED                        307733          11/01/94   11/01/96
- ------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                                   (SEE REVERSE AND/OR ATTACHED)

- ------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                       CANCELLATION
                                                           SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
        HARRIS TRUST AND SAVINGS BANK                      EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
        INDIVIDUALLY AND AS AGENT                          MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
        111 WEST MONROE                                    LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
        CHICAGO, IL  60690                                 LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                         --------------------------------------------------------------------------
                                                         AUTHORIZED REPRESENTATIVE
                                                                                    /s/  David A. Etuistle
- ------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S (7/90)                          PAGE:    1  OF   2                                            ACORD CORPORATION 1990


DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                        CERTIFICATE #9644        (CONTINUED) GLL

INSURED  :  Stokely USA, Inc.

HOLDER   :  Harris Trust and Savings Bank
            Individually and as Agent
            111 West Monroe
            Chicago, IL  60690


All Risk Coverage including Flood and Earthquake*
Replacement Cost with Agreed Amount
Scheduled limits per location

* Flood and Earthquake coverage provided by Lumbermens Underwriting Alliance Policy No. 307733 effective 11/1/94 - 11/1/96.

The following are recognized as Loss Payee as respects liability coverage for
Stokely: Harris Trust and Savings Bank Individually and as Agent persuant to that certain Secured Agreement among Stokely USA, Inc. and Harris Trust and Savings Bank, Mercantile Bank of St. Louis National Association, Sanwa Business Credit Corporation and General Electric Credit Corporation Dated May 22, 1995; State of Wisconsin Investment Board; and Nationwide Life Insurance Company; Employers Life Insurance Company of Wausau and West Coast Life Insurance Company as their interests may appear.



                              PAGE:  2   OF    2

[LOGO]            CERTIFICATE OF INSURANCE   #  10460      ISSUE DATE (MM/DD/YY)
                                                    GLL    / /    5/24/95

                                                                     ---------------------------------------------------------------
PRODUCER                                                             THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
 MARSH & MCLENNAN, INCORPORATED                                      CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
 411 EAST WISCONSIN AVENUE                                           DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
 SUITE 900                                                           POLICIES BELOW.
 MILWAUKEE, WI  53202                                                ---------------------------------------------------------------
                                                                                        COMPANIES AFFORDING COVERAGE
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   A  UNITED STATES FIRE INS CO
                                                                     ---------------------------------------------------------------
- ---------------------------------------------------------------      COMPANY
INSURED                                                              LETTER   B
 STOKELY USA, INC.                                                   ---------------------------------------------------------------
 1055 CORPORATE CENTER DRIVE                                         COMPANY
 OCONOMOWOC, WI  53066                                               LETTER   C
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   D
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER   E
- ------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
        THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
        PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
        WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO
        ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           POLICY     POLICY
CO                                                         EFFECTIVE  EXPIRATION
LTR   TYPE OF INSURANCE                                    DATE       DATE
                                           POLICY NUMBER   (MM/DD/YY) (MM/DD/YY)                  LIMITS
- ------------------------------------------------------------------------------------------------------------------------------------
A     GENERAL LIABILITY                    541 020411-9    11/01/94   11/01/95    GENERAL AGGREGATE                  $    2000000
      /X/   COMMERCIAL GENERAL                                                    --------------------------------------------------
            LIABILITY                                                             PRODUCTS-COMP/OP AGG.              $    2000000
      / /   / /  CLAIMS MADE /X/ OCCUR.                                           --------------------------------------------------
      / /   OWNER'S & CONTRACTOR'S PROT.                                          PERSONAL & ADV. INJURY             $    1000000
      / /                                                                         --------------------------------------------------
            ----------------------------                                          EACH OCCURRENCE                    $    1000000
                                                                                  --------------------------------------------------
                                                                                  FIRE DAMAGE (Any one fire)         $     100000
                                                                                  --------------------------------------------------
                                                                                  MED. EXPENSE (Any one person)      $       5000
- ------------------------------------------------------------------------------------------------------------------------------------
A     AUTOMOBILE LIABILITY                 138 017166 3    11/01/94   11/01/95    COMBINED SINGLE
      /X/   ANY AUTO                                                              LIMIT                              $    1000000
      / /   ALL OWNED AUTOS                                                       --------------------------------------------------
      / /   SCHEDULED AUTOS                                                       BODILY INJURY
      / /   HIRED AUTOS                                                           (Per person)                       $
      / /   NON-OWNED AUTOS                                                       --------------------------------------------------
      / /   GARAGE LIABILITY                                                      BODILY INJURY
      / /                                                                         (Per accident)                     $
                                                                                  --------------------------------------------------
                                                                                  PROPERTY DAMAGE                    $
- ------------------------------------------------------------------------------------------------------------------------------------
A     EXCESS LIABILITY                     553 021448 4    11/01/94   11/01/95    EACH OCCURRENCE                    $    20000000
      /X/   UMBRELLA FORM                                                         --------------------------------------------------
      / /   OTHER THAN UMBRELLA FORM                                              AGGREGATE                          $    20000000
                                                                                  --------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                  / /  STATUTORY LIMITS
                                                                                  --------------------------------------------------
          WORKER'S COMPENSATION                                                   EACH ACCIDENT                      $
                                                                                  --------------------------------------------------
                 AND                                                              DISEASE-POLICY LIMIT               $
                                                                                  --------------------------------------------------
          EMPLOYERS' LIABILITY                                                    DISEASE-EACH EMPLOYEE              $
- ------------------------------------------------------------------------------------------------------------------------------------
      OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                                   (SEE REVERSE AND/OR ATTACHED)
- ------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                       CANCELLATION
                                                           SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
        HARRIS TRUST AND SAVINGS BANK                      EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
        INDIVIDUALLY AND AS AGENT                          MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
        111 WEST MONROE                                    LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
        CHICAGO, IL  60690                                 LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                         --------------------------------------------------------------------------
                                                         AUTHORIZED REPRESENTATIVE
                                                                                    /s/  David A. Etuistle
- ------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S (7/90)                          PAGE:    1  OF   2                                            ACORD CORPORATION 1990

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

                                        CERTIFICATE #10460       (CONTINUED) GLL

INSURED  :  Stokely USA, Inc.

HOLDER   :  Harris Trust and Savings Bank
            Individually and as Agent
            111 West Monroe
            Chicago, IL  60690

Comprehensive and Collision coverages apply with a $500 deductible for Tractor/Trailers and a $1,000 deductible for all other vehicles. The following are recognized as Loss Payee as respects liability coverage for Stokely: Harris Trust and Savings Bank Individually and as Agent persuant to that certain Secured Agreement among Stokely USA, Inc. and Harris Trust and Savings Bank, Mercantile Bank of St. Louis National Association, Sanwa Business Credit Corporation and General Electric Credit Corporation Dated May 22, 1995; State of Wisconsin Investment Board; and Nationwide Life Insurance Company; Employers Life Insurance Company of Wausau and West Coast Life Insurance Company as their interests may appear.



                              PAGE:  2   OF    2

                                  EXHIBIT C

                              STOKELY USA, INC.

                            COMPLIANCE CERTIFICATE

        This Compliance Certificate is furnished to Harris Trust and Savings Bank, as agent (the "Agent"), pursuant to that certain Secured Credit Agreement dated as of May 22, 1995 by and among Stokely USA, Inc. (the "Company"), Harris Trust and Savings Bank and the other lenders parties thereto (the "Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

        THE UNDERSIGNED HEREBY CERTIFIES THAT;

        1. I am the duly elected Vice-President and Chief Financial Officer of the Company;

        2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company during the accounting period covered by the attached financial statements;

        3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Potential Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

        4.   If attached financial statements are being furnished pursuant to
Section 7.4(a) or (b) of the Agreement, Schedule I attached hereto sets forth financial data and computations, evidencing the Company's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

        Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take with respect to each such condition or event:


                   ----------------------------------------


                   ----------------------------------------

        The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this 22nd day of May, 1995.

                               STOKELY USA, INC.


                               By  H Wilson
                                 ----------------------------------------------
                                 Its  Vice-President and Chief Financial Officer
                                      -----------------------------------------

                                  SCHEDULE I

                              STOKELY USA, INC.


                     Compliance Calculations for Secured
                 Credit Agreement Dated as of March 31, 1995


SECTION 7.8     LEVERAGE RATIO

   (a)     Funded Debt ........................................  $  80,497,000

   (b)     Funded Debt ........................................  $  80,497,000
           Tangible Net Worth .................................  $  57,619,000
           TOTAL ..............................................  $ 138,116,000

                                      (a)/(b)...................      .5828*


*Required to not exceed 0.62 to 1.

Compliance .........................  Yes X     No

SECTION 7.9     TANGIBLE NET WORTH


   (a)     Net Worth ..........................................  $  58,378,000

   (b)     Intangible Assets ..................................  $     759,000
           (a)-(b) ............................................     57,619,000*

   Tangible Net Worth .........................................  $  57,619,000


*Required to be no less than $51,000,000 during this compliance period.

Compliance .........................  Yes X     No

SECTION 7.10    NET WORKING CAPITAL

   (a)     Current Assets .....................................  $ 108,230,000

   (b)     Current Liabilities ................................  $  40,178,000
           (a)-(b) ............................................     68,052,000*


* Required to be no less than $35,000,000.

Compliance .........................  Yes X     No

                              STOKELY USA, INC.
                             FINANCIAL STATEMENTS
                                 MARCH, 1995


                                  UNAUDITED

STOKELY USA, INC.
CONSOLIDATING BALANCE SHEET
MARCH 1995



                                                                                              1995           1994
                                                                                          CONSOLIDATED   CONSOLIDATED   VARIANCE
                              STOKELY         STOKELY             CONSOLIDATING              STOKELY        STOKELY      FROM
                                USA             U.K.          DEBT           CREDIT            USA            USA        ACTUAL


CURRENT ASSETS
 CASH & MKT SECURITIES          680             497                                         1,177           2,898       (1,721)
 ACCOUNTS RECEIVABLE         26,045             278                          412           25,911          21,202        4,709
 ALLOWANCE                      452               0                                           452             385           67
 INVENTORIES                 79,026             363                                        79,389          55,256       24,133
 RECOVERABLE INCOME TAXES       380               0                                           380           1,979       (1,599)
 PREPAID EXPENSES             1,807              18                                         1,825           1,983         (158)
                            ---------------------------------------------------------------------------------------------------
                            107,486           1,156                0          412         108,230          82,933       25,297

OTHER ASSETS                  1,775               0                                         1,775           3,867       (2,092)
PROPERTY FOR DISPOSITION      1,933               0                                         1,933           3,541       (1,608)
INTERCOMPANY                    573            (985)             412                            0               0            0
                            ---------------------------------------------------------------------------------------------------
PROPERTY PLANT & EQUIPMENT
 LAND AND IMPROVEMENTS        3,453               0                                         3,453           3,184          269
 BUILDING                    29,650               0                                        29,650          27,386        2,264
 MACHINERY & EQUIPMENT       74,278               0                                        74,278          66,296        7,982
 CONSTRUCTION IN PROGRESS         0               0                                             0             562         (562)
                            ---------------------------------------------------------------------------------------------------
                            107,381               0                0            0         107,381          97,428         9,953
 LESS ACCUMULATED
   DEPRECIATIO               38,784               0                                        38,784          30,072         8,712
                            ---------------------------------------------------------------------------------------------------
                             68,597               0                0            0          68,597          67,356         1,241
 CONSTRUCTION FUNDS
   TRUSTEE                        0               0                                             0               0             0
                            ---------------------------------------------------------------------------------------------------
                             68,597               0                0            0          68,597          67,356         1,241
TRADEMARKS                      759               0                                           759             838           (79)
                            ---------------------------------------------------------------------------------------------------
                            181,123             171              412          412         181,294         158,535        22,759
                            ===================================================================================================




STOKELY USA, INC.
CONSOLIDATING BALANCE SHEET
MARCH 1995

                                                                                               1995          1994
                                                                                           CONSOLIDATED  CONSOLIDATED    VARIANCE
                                               STOKELY     STOKELY  CONSOLIDATING             STOKELY       STOKELY        FROM
                                                USA          U.K.      DEBIT       CREDIT       USA           USA         ACTUAL
CURRENT LIABILTIES
 NOTES PAYABLE                                  37,291         0      18,000                   19,291       17,992         1,299
 ACCOUNTS PAYABLE                               13,450         4                               13,454       13,867          (413)
 ACCRUED COMPENSATION AND W/H                    3,015         0                                3,015        3,065           (50)
 OTHER ACCRUED                                   1,635         0                                1,635        1,840          (205)
 INCOME TAXES                                      189        58                                  247          230            17
 CURRENT MATURITIES ON L-T DEBT                  2,536         0                                2,536        3,868        (1,332)
                                               ------------------------------------------------------      ---------------------
                                                58,116        62      18,000             0     40,178       40,862          (684)

LONG TERM LIABILITIES                           60,497         0                    18,000     78,497       80,438        (1,941)

DEFERRED COMP                                    1,520         0                                1,520        1,826          (306)
POST RETIREMENT BENEFITS                         2,579         0                                2,579        2,769          (190)
RESERVE FOR PROPERTY DISPOSITI                       0         0                                    0            0             0

DEFERRED INCOME TAXES                              142         0                                  142            0           142

STOCKHOLDERS EQUITY
 COMMON STOCK                                      572         0                                  572          422           150
 ADDITIONAL PAID IN CAPITAL                     43,683         0                               43,683       18,661        25,022
 RETAINED EARNINGS                              14,642       109                               14,751       14,181           570
                                               ------------------------------------------------------      ---------------------
                                                58,897       109           0             0     59,006       33,264        25,742
LESS
 RESTRICTED STOCK                                    0         0                                    0            0             0
 TREASURY STOCK                                    628         0                                  628          624             4
                                               ------------------------------------------------------      ---------------------
                                                58,269       109           0             0     58,378       32,640        25,738
                                               ------------------------------------------------------      ---------------------
                                               181,123       171      18,000        18,000    181,294      158,535        22,759
                                               ======================================================      =====================


STOKELY USA, INC.
CONSOLIDATING STATEMENT OF EARNINGS
YEAR TO DATE AS OF MARCH 1995

                                                                                        1995
                                                                CONSOLIDATING        CONSOLIDATED            1994
                                     STOKELY      STOKELY     DEBIT       CREDIT       STOKELY              STOKELY
                                       USA          U.K.                                 USA         %        USA        CHANGE

REVENUES
  NET SALES                         230,853       1,244        675                      231,422    100.00    256,145    (24,723)
  OTHER                                 517           0                                     517      0.22      4,691     (4,174)
                                  -------------------------------------------------------------             ---------------------
                                    231,370       1,244        675            0         231,939    100.22    260,836    (28,897)

COST AND EXPENSES
  COST OF PRODUCT SOLD              186,735         754                     675         186,814     80.72    216,392    (29,578)
  SELLING AND ADMINISTRATIVE         33,086         531                                  33,617     14.53     36,476     (2,859)
  INTEREST                           10,818         (22)                                 10,796      4.67     12,710     (1,914)
                                  -------------------------------------------------------------             ---------------------
                                    230,639       1,263          0          675         231,227     99.92    265,578    (34,351)
                                  -------------------------------------------------------------             ---------------------
EARNINGS BEFORE TAXES                   731         (19)       675         (675)            712      0.31     (4,742)     5,454

INCOME TAXES                            147          (5)                                    142      0.06     (2,527)     2,669
                                  -------------------------------------------------------------             ---------------------
NET EARNINGS                            584         (14)       675         (675)            570      0.25     (2,215)     2,785
                                  =============================================================             =====================






STOKELY USA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended March 31,
(Dollars in thousands)                      1995        1994        1993
- -----------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings (loss)                         $    570    $ (2,215)   $(31,127)

Adjustments to net earnings (loss):
  Depreciation                                 7,508       7,230       9,286
  Nonrecurring charge                                                 21,145
  Deferred compensation and
    postretirement benefits                     (496)        (36)      2,713
  Deferred income taxes                          142                  (9,833)
  Amortization of trademarks                      79          80          82
  Amortization of deferred debt
    issuance costs                             1,649       1,637         887
  Provision for bad debts                         67        (285)        270
  Gains on disposal of property,
    plant and equipment                         (256)       (361)       (693)
- -----------------------------------------------------------------------------
                                               9,263       6,050      (7,270)

Changes in operating assets and
liabilities:
  Accounts receivable                         (4,709)     20,983     (14,824)
  Refundable income taxes                      1,599       1,890       1,831
  Inventories                                (24,133)     45,335      (2,526)
  Prepaid expenses                               158        (428)        769
  Accounts payable                              (413)    (25,292)     23,739
  Accrued compensation and
    withholdings                                 (50)       (397)        307
  Income taxes                                    17        (301)       (135)
  Other net                                   (1,532)     (9,773)       (448)
- -----------------------------------------------------------------------------
                                             (29,063)     32,017       8,713
- -----------------------------------------------------------------------------
Net cash provided by (used in)
operating activities                         (19,800)     38,067       1,443
- -----------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant
  and equipment                               (6,421)     (5,174)    (12,871)
 (Increase) decrease in
  construction funds held by
  trustee                                                              1,362
Proceeds from sales of property,
  plant and equipment                            863       9,143       3,197
Other-net                                        443        (176)      1,034
- -----------------------------------------------------------------------------
Net cash provided by (used in)
investing activities                          (5,115)      3,793      (7,278)
- -----------------------------------------------------------------------------

STOKELY USA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended March 31,
(Dollars in thousands)                      1995        1994        1993
- -----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Change in short-term debt (net)             1,299      (31,266)    13,036
  Payments of long-term debt                 (3,273)      (9,002)    (2,296)
  Payments of cash dividends                                           (415)
  Payments of deferred debt
    issuance costs                                                   (3,436)
  Issuance of common stock                   25,168
  Exercise of stock options                                   55        143
- -----------------------------------------------------------------------------
  Net cash provided by (used in)
    financing activities                     23,194      (40,213)     7,032
- -----------------------------------------------------------------------------
  Net increase (decrease) in cash
    and cash equivalents                     (1,721)       1,647      1,197
  Cash and cash equivalents at
    beginning of year                         2,898        1,251         54
- -----------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS,
  END OF YEAR                               $ 1,177     $  2,898    $ 1,251
- --------------------------------------------=================================

See notes to consolidated financial statements.

                                  EXHIBIT D

                              STOKELY USA, INC.

                          BORROWING BASE CERTIFICATE
                          as of ___________________
                               ($000's omitted)


        This Borrowing Base Certificate is furnished to Harris Trust and Savings Bank, as agent (the "Agent"), pursuant to that certain Secured Credit Agreement dated as of May 22, 1995, by and among Stokely USA, Inc. (the "Company"), Harris Trust and Savings Bank and the other lenders parties thereto (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Certificate have the meanings ascribed thereto in the Agreement.

        THE UNDERSIGNED HEREBY CERTIFIES THAT:

                1.      I am the duly elected Vice-President of the Company.

                2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, the attached computation of the Borrowing Base as defined in Section 4.1 of the Agreement.

                3. No change of name, corporation identity or address of the chief executive office of the Company has occurred.

                4. The information above and any attached exhibits do not contain any untrue statement of material fact or omit a material fact, either individually or in aggregate, that would make the information or any attached exhibits misleading.

                        STOKELY USA, INC.


                           By L. F. Wilson
                              -------------------------------------------
                           Its Vice President and Chief Financial Officer



STOKELY USA, INC.                                       05/24/95        02:14 PM
                                22-May-95                       BEG A/R DATE            04-May-95
BORROWING BASE CERTIFICATE                                      END A/R DATE            22-May-95

                                                                INV. DATE               22-May-95
                                        0
                                                                                                        BORROWING
                                        GROSS           NON-PRIME       PRIME           ADVANCE %         BASE
                                        ----------      -----------     ----------      ---------       ----------
ACCOUNTS RECEIVABLE                     16,918,347      (2,861,825)     14,056,522      85.00%          11,946,043
INVENTORY                               67,212,887      (6,719,377)     60,493,489      65.00%          39,320,768
                                        ----------      ----------      ----------                      ----------
TOTAL                                   84,131,214      (9,581,203)     74,550,011                      51,268,811
                                        ==========      ==========      ==========                      ==========

BORROWING BASE                                           51,268,811
LOAN BALANCE                            23-May-95       (22,696,624)
L.O.C. RESERVE                                           (2,643,500)
                                                        -----------
AVAILABLE AMOUNT                                         25,928,687
                                                        ===========


STOKELY USA, INC.
                         22-MAY-95
BORROWING BASE CERTIFICATE



                                  GROSS           NONPRIME        PRIME         ADVANCE %        ADVANCE
                           -----------------------------------------------      ----------      ----------
CANNED RAW MATERIAL              4,390,387      (4,390,387)              0        65.00%                 0
FG CANNED                       42,412,842        (151,577)     42,261,265        65.00%        27,469,822
FROZEN RAW MATERIAL              1,729,045      (1,729,045)              0        65.00%                 0
FG FROZEN                       18,680,592        (448,368)     18,232,224        65.00%        11,850,946
                           -----------------------------------------------                      ----------
                                67,212,867      (6,719,377)     60,493,489                      38,320,768
                           ===============================================                      ==========


STOKELY USA, INC.
                          22-MAY-95
BORROWING BASE CERTIFICATE



NON PRIME-CANNED
- -------------------------------------------------
SEED INVENTORY                          1,626,843
CANNERY RETAIL INVENTORY                        0
PLASTIC INVENTORY                               0
GLASS INVENTORY                            27,215
BOX INVENTORY                             315,394
LABEL INVENTORY                         1,385,175
FARM SUPPLIES                              48,598
FACTORY SUPPLIES                          987,161
                                    -------------
SUBTOTAL RAW MATERIALS                  4,390,367


NON-PRIME FINISHED GOODS CANNED
- -------------------------------

GROWER PAYABLES                 PER TRIAL BALANCE               0
GROWER PAYMENTS                                                 0
MONTH TO DATE INCREASE IN GROWER PAYABLE                        0

GRADE 8 & 9                                               151,577
                                                        ---------
SUBTOTAL NP FINISHED                                      151,577
                                                        ---------
TOTAL NON PRIME CANNED                                  4,541,964
                                                        =========


STOKELY USA, INC.
                        22-MAY-95
BORROWING BASE CERTIFICATE


[CAPTION]

NON PRIME FROZEN
- ---------------------------------
SEED INVENTORY                                         907,639
HANDLING AND STORAGE                                         0
BOX INVENTORY                                          315,394
POLYBAG INVENTORY                                      140,547
FROZEN TOTE INVENTORY                                  233,179
FROZEN OVERWRAP                                         28,669
FARM SUPPLIES                                                0
FACTORY SUPPLIES                                       103,618
INGREDIENTS                                                  0
                                                     ---------
SUBTOTAL                                             1,729,045

ESTIMATED PAYABLES                                           0
GROWER PAYMENTS                                              0
ESTIMATED MONTH TO DATE INCREASE IN GROWERS                  0
20% OF U INVENTORY                                     381,691  PER 4/7/95 PERPETUAL INVENTORY REPORT
ALL OF Z INVENTORY                                      66,678  PER 4/7/95 PERPETUAL INVENTORY REPORT


                                                     ---------
SUBTOTAL                                               448,369


STOKELY USA, INC.
                         22-MAY-95
BORROWING BASE CERTIFICATE


[CAPTION]

                                                                                      VARIABLE COST
                                        DOLLARS               UNITS                 PER CASE OR POUND
                                        ----------------------------                -----------------
FINISHED GOODS CANNED PER RPT           30,733,944        6,972,467 CASES                      4.41
                                        ----------
                                        30,733,944
BURDEN RATE                                  1,380
                                        ----------
CANNED FINISHED GOODS W/ BURDEN         42,412,642
                                        ==========
FINISHED GOODS FROZEN PER RPT           14,854,515       64,718,565 POUNDS                     0.23
BURDEN RATE                              1,257,570
                                        ----------

FROZ FINISHED GOODS W/ BURDEN           16,680,592
                                        ==========

STOKELY USA, INC.
                         22-MAY-95
BORROWING BASE CERTIFICATE
ACCOUNTS RECEIVABLE



                                  TOTAL          NONPRIME         PRIME           ADVANCE %      ADVANCE
                               ------------      --------       ---------       ----------     -----------
PRIVATE LABEL                   8,694,258       (1,498,426)      7,195,832       85.00%         6,116,457
BRAND                           3,567,075       (1,047,277)      2,539,798       85.00%         2,158,829
FROZEN                          4,637,014         (316,122)      4,320,891       85.00%         3,672,758
                               ----------       --------------------------                     ----------
                               16,918,347       (2,861,825)     14,056,522                     11,948,043
                               ==========       ===========     ==========                     ==========



NONPRIME ACCOUNTS RECEIVABLE

                                 PRIVATE           BRAND           FROZEN         TOTAL
                               ----------       -----------     ------------    ----------
OVER 90 DAYS                     463,026          497,986        54,319         1,015,333      PER 3/31/95 AGING
CROSS AGE                         83,637          528,079             0           611,716      PER 3/31/95 AGING
                                                                                        0
FOREIGN <90                      996,236                0       261,804         1,258,040      PER 3/31/95 AGING
LESS FOREIGN ALLOWED             (44,475)                             0           (44,475)
GOVERNMENT                       810,870                0             0           810,870      PER 3/31/95 AGING
LESS GOV'T ALLOWED              (810,870)               0             0          (810,870)
AGED REC. -- PACKER FOODS              0           21,212                          21,212      PER 3/7/95 AGING
                               ----------------------------------------         ---------
                               1,498,426        1,047,277       316,122         2,861,825
                               ========================================         =========
